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                            DESIGN-BUILD AGREEMENT


                                BY AND BETWEEN


                   ISLE OF CAPRI BLACK HAWK L.L.C., AS OWNER


                                      AND


                  HASELDEN CONSTRUCTION, INC., AS CONTRACTOR
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                               TABLE OF CONTENTS
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
RECITALS..................................................................... 1
ARTICLE 1:  CONTRACTOR'S SERVICES............................................ 1
            1.1  GENERAL DESCRIPTION OF THE WORK............................. 1
            1.2  INTENT OF AGREEMENT......................................... 2
            1.3  PRIORITY OF DOCUMENTS....................................... 2
            1.4  GENERAL REQUIREMENTS........................................ 2
                    1.4.1   Performance of the Work.......................... 2
                    1.4.2   Professional Standards........................... 2
                    1.4.3   Licensing and Other Qualifications............... 2
                    1.4.4   Sufficient Personnel............................. 3
                    1.4.5   Contractor's Key Personnel....................... 3
            1.5  NATURE OF DESIGN-BUILD AGREEMENT............................ 3
                    1.5.1   Design and Engineering Generally................. 3
                    1.5.2   Previous Design Work............................. 3
            1.6  DESIGN AND ENGINEERING WORK................................. 4
                    1.6.1   Schematic Design Documents....................... 4
                    1.6.2   Design Development Documents..................... 4
                    1.6.3   Construction Documents........................... 4
                    1.6.4   Consistency...................................... 5
                    1.6.5   Approval......................................... 5
                    1.6.6   Replacement...................................... 5
                    1.6.7   Design Schedule.................................. 5
                    1.6.8   Compliance with Laws............................. 5
            1.7  CHANGES IN THE WORK......................................... 5
                    1.7.1   Changes.......................................... 5
                    1.7.2   Contract Adjustments............................. 6
                    1.7.3   No Contractor Changes............................ 6
                    1.7.4   Change Orders.................................... 6
                    1.7.5   Construction Change Directive.................... 6
                    1.7.6   Necessity for Prior Written Authorization........ 8
                    1.7.7   Disputes Reflecting Changes in the Work.......... 8
                    1.7.8   Compliance with Construction Documents........... 8
                    1.7.9   Effect of Changes in the Work on Surety Bonds.... 8
                    1.7.10  Authorized Change Order Signatory................ 9
                    1.7.11  Restriction on Time Extension.................... 9
            1.8  CONTRACTOR'S REPRESENTATIONS
            1.9  "AS-BUILT" DRAWINGS......................................... 9
                    1.9.1   Maintenance of Drawings at the Site.............. 9
                    1.9.2   Mylar Drawings and "As-Built" Survey............. 9
            1.10  FINANCING CONTINGENCY...................................... 9
            1.11  NOTEHOLDERS' INTEREST IN THE WORK..........................10

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            1.12  HOTEL ALTERNATE............................................10
ARTICLE 2:  CONSTRUCTION OF THE WORK;
SUBSTANTIAL COMPLETION; EXCUSABLE EVENTS;
WORKMANSHIP; COMPLIANCE WITH LAWS............................................11
            2.1  SCHEDULES AND SUBMITTALS....................................11
                    2.1.1  The Schedule......................................11
                    2.1.2  Submission of Shop Drawings, Details, Samples.....11
                            and Data
                    2.1.3  Submission of other Necessary Materials...........11
                    2.1.4  Material Purchasing Schedule......................11
                    2.1.5  Information as to Progress of Work................12
                    2.1.6  Revisions to Schedule Due to Owner's Suspension
                           of Work...........................................12
            2.2  TIME AND PROSECUTION OF WORK................................12
                    2.2.1  Time of the Essence...............................12
                    2.2.2  Notice to Proceed.................................12
                    2.2.3  Substantial Completion of Casino..................13
                    2.2.4  Substantial Completion of Hotel...................13
                    2.2.5  Owner's Right to Direct Overtime and Multiple.....13
                            Shifts
                    2.2.6  Owner's Right to Request Expedite.................13
                    2.2.7  Owner's Right to Require Additional Labor.........13
            2.3  SUBSTANTIAL COMPLETION OF WORK..............................14
                    2.3.1  Definition of Substantial Completion..............14
                    2.3.2  Further Conditions on Substantial Completion......14
            2.4  DELAYED/EARLY COMPLETION....................................15
                    2.4.1  Liquidated Damages................................15
                    2.4.2  Early Completion Incentive........................15
            2.5  EXCUSABLE EVENTS............................................16
                    2.5.1  Adjustments in Schedule Because of................16
                             Excusable Event
                    2.5.2  Adjustments in Guaranteed Maximum Price
                             Because of Excusable Event......................17
                    2.5.3  Excusable Events Defined..........................18
                    2.5.4  Rights Limited....................................18
                    2.5.5  Contractor's Acknowledgment of Extreme Weather
                             Conditions......................................18
            2.6  WORKMANSHIP AND PERFORMANCE OF WORK.........................19
                    2.6.1  Site Conditions...................................19
                    2.6.2  Local Conditions..................................19
                    2.6.3  Contractor's Responsibility for Proper Layout.....20
                    2.6.4  Contractor's Workmanship Standard.................20
                    2.6.5  Contractor's Work in Areas Prepared by Others.....20
                    2.6.6  Owner's Inspection Rights.........................20
                    2.6.7  Storage on Site...................................20
                    2.6.8  Owner's Access to the Work........................21
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                        2.6.9   Rejected Workmanship and Material During Construction..............  21
                        2.6.10  Removal or Tearing Out Work to Inspect.............................  21
                        2.6.11  Responsibility.....................................................  21
                        2.6.12  Control............................................................  21
            2.7    COMPLIANCE WITH FEDERAL, STATE AND LOCAL LAWS...................................  22
                        2.7.1   Taxes..............................................................  22
                        2.7.2   Legal Requirements.................................................  22
                        2.7.3   Permits and Licenses...............................................  22
                        2.7.4   Building Inspections...............................................  22
                        2.7.5   Corrections of Legal Violations....................................  22
                        2.7.6   Ownership of Design Documents......................................  22
                        2.7.7   Patents and Other Proprietary Rights...............................  23
            2.8    CONTRACTOR'S SUBCONTRACTORS.....................................................  23
                        2.8.1   Bidding Process....................................................  23
                        2.8.2   Identification of Subcontractors...................................  24
                        2.8.3   Rejection by Owner of Subcontractors...............................  24
                        2.8.4   Liquidated Damages In Subcontracts.................................  25
            2.9    LABOR...........................................................................  25
                        2.9.1   Contractor's Duty to Staff the Work................................  25
                        2.9.2   Owner's Approval of Labor Force....................................  25
                        2.9.3   Notice of Occurrence With Respect to Employees.....................  25
            2.10   MAINTENANCE OF THE SITE AND PROTECTION OF PERSONS AND PROPERTY..................  25
                        2.10.1  Safety.............................................................  26
                        2.10.2  Safety of Persons and Property.....................................  26
                        2.10.3  Placement of Signs.................................................  27
                        2.10.4  Orderly Maintenance of Site........................................  27
                        2.10.5  Liability for Work in Place and on the Site........................  27
                        2.10.6  No Unreasonable Interference with Owner's Operations...............  27
                        2.10.7  Protection of and No Interference with Adjoining Properties........  28
            2.11   USE OF OWNER'S FACILITIES.......................................................  28
                        2.11.1  Prohibition of Use Without Consent.................................  28
                        2.11.2  Indemnification Against Loss.......................................  28
ARTICLE 3:  REPRESENTATIVES OF OWNER AND CONTRACTOR................................................  28
            3.1  DESIGNATION OF OWNER'S AGENT AND CONTRACTOR'S AGENT...............................  28
            3.2  RIGHTS OF OWNER'S AGENT...........................................................  29
ARTICLE 4: OWNER'S RIGHT TO OUTSIDE INSPECTION.....................................................  29
            4.1  RIGHT TO DESIGNATE................................................................  29
            4.2  LIMITATION OF OWNER'S LIABILITY...................................................  30
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ARTICLE 5:  OWNER'S RIGHT OF ENTRY AND OCCUPANCY FOLLOWING SUBSTANTIAL COMPLETION......................  30
            5.1  RIGHT TO ENTER........................................................................  30
            5.2  NO INTERFERENCE WITH CONTRACTOR'S REMAINING WORK......................................  30
            5.3  OWNER APPROVALS.......................................................................  30
            5.4  OWNER INFORMATION.....................................................................  31
ARTICLE 6:  PUNCH LISTS AND FINAL COMPLETION...........................................................  31
            6.1    PREPARATION OF PUNCH LIST...........................................................  31
            6.2    FINAL COMPLETION....................................................................  32
ARTICLE 7:  CONTRACTOR'S WARRANTY OF CONSTRUCTION......................................................  32
            7.1    WARRANTY............................................................................  32
                        7.1.1  Warranty with Respect to Professional Services..........................  32
                        7.1.2  Warranty with Respect to Construction Work..............................  32
                        7.1.3  Warranty With Respect to Materials and Equipment........................  32
                        7.1.4  Period of Warranty......................................................  32
            7.2  EXTENT OF WARRANTY....................................................................  32
            7.3  NON-APPLICABILITY OF WARRANTY.........................................................  33
            7.4  SURVIVAL OF WARRANTY..................................................................  33
            7.5  ASSIGNMENT OF WARRANTIES..............................................................  33
            7.6  MANUALS AND TRAINING..................................................................  33
ARTICLE 8:  CONTRACT SUM...............................................................................  34
            8.1  TOTAL COMPENSATION....................................................................  34
                        8.1.1 Cost of the Work.........................................................  34
                        8.1.2 Contractor's Fee.........................................................  34
            8.2  CONTRACTOR'S GUARANTEED MAXIMUM PRICE.................................................  34
                        8.2.1  Guaranteed Maximum Price................................................  34
                        8.2.2  Owner Furnished FF&E Excluded...........................................  34
            8.3  EXCESS AND SAVINGS....................................................................  35
                        8.3.1  Excess Cost Above Guaranteed Maximum Price..............................  35
                        8.3.2  Savings Below Guaranteed Maximum Price..................................  35
            8.4  COST OF THE WORK......................................................................  35
                        8.4.1  Salaries or Wages.......................................................  35
                        8.4.2  Overtime Payments.......................................................  36
                        8.4.3  Contractor Self-Perform Trade Work......................................  36
                        8.4.4  Cost of Employee Benefits...............................................  36
                        8.4.5  Travel and Subsistence Expenses.........................................  36
                        8.4.6  Cost of Material and Supplies...........................................  36
                        8.4.7  Design Fees.............................................................  36
                        8.4.8  Subcontractor's Payments................................................  36
                        8.4.9  Cost of Tools, Equipment and Facilities.................................  37
                        8.4.10 Cost of Major Construction Equipment....................................  37
                        8.4.11 Insurance Premiums......................................................  37
                        8.4.12 Taxes...................................................................  37
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                   8.4.13  Fees, Royalties and Deposits................................................  37
                   8.4.14  Uninsurable Losses..........................................................  37
                   8.4.15  Communication Expenses......................................................  37
                   8.4.16  General Conditions..........................................................  37
                   8.4.17  Clean-up....................................................................  38
                   8.4.18  Emergency...................................................................  38
                   8.4.19  Other Agreement Cost........................................................  38
                   8.4.20  Pre-Approved Cost...........................................................  38
           8.5  CREDITS TO COST OF THE WORK............................................................  38
                   8.5.1   Proceeds of Sale............................................................  38
                   8.5.2   Discounts and Refunds.......................................................  38
                   8.5.3   Material Retained by Contractor.............................................  38
                   8.5.4   Deposits....................................................................  38
                   8.5.5   Proceeds of Sale of Excess Equipment........................................  38
                   8.5.6   Proceeds of Existing Property and Furniture.................................  38
           8.5.7  COST NOT TO BE REIMBURSED............................................................  39
                   8.5.8   Office Personnel Expenses...................................................  39
                   8.5.9   Office Expenses.............................................................  39
                   8.5.10  Capital Expenses............................................................  39
                   8.5.11  Unpermitted Rental Cost.....................................................  39
                   8.5.12  Overhead and General Expenses...............................................  39
                   8.5.13  Warranty and Corrective Work................................................  39
                   8.5.14  Preconstruction.............................................................  39
                   8.5.15  Unincluded Items............................................................  39
                   8.5.16  Excluded Items..............................................................  39
                   8.5.17  Guaranteed Maximum Price Excess.............................................  39
           8.6  AUDIT..................................................................................  39
                   8.6.1   Right to Conduct Audit......................................................  39
                   8.6.2   Imposition of Requirement on Subcontractors.................................  40
ARTICLE 9:  PAYMENT OF COMPENSATION....................................................................  40
            9.1  APPLICATIONS FOR PROGRESS PAYMENTS....................................................  40
                   9.1.1   Time of Submission..........................................................  40
                   9.1.2   Contents of Application for Payment and Attachments.........................  40
                   9.1.3   Failure to Submit Proper or Timely Application for Payment..................  42
            9.2  CONTRACTOR'S ARCHITECT CERTIFICATE....................................................  42
            9.3  DEDUCTIONS............................................................................  42
            9.4  WITHHOLDING...........................................................................  42
                   9.4.1   Right to Withhold...........................................................  42
                   9.4.2   Conditions for Release of Withheld Amounts..................................  43
            9.5  RETAINAGE.............................................................................  44
                   9.5.1   Achievement of Final Completion.............................................  44
                   9.5.2   Final Inspection............................................................  44
                   9.5.3   Certificate of Occupancy....................................................  44
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
                    9.5.4  Remaining Obligations...........................................44
                    9.5.5  No Further Retainage Withheld...................................44
           9.6  PAYMENT OF CONTRACTOR'S FEE................................................44
           9.7  PAYMENT OF PROGRESS PAYMENTS...............................................45
           9.8  FINAL PAYMENT..............................................................45
           9.9  PAYMENT NOT ACCEPTANCE.....................................................45
          9.10  RELEASE OF CLAIMS..........................................................45
          9.11  CONTRACTOR'S LIABILITY FOR EXCESS OVER GUARANTEED
                MAXIMUM PRICE..............................................................46
          9.12  CONTINGENT ASSIGNMENT OF SUBCONTRACTS......................................46
                   9.12.1  Assignment of Contractor's Interest in Subcontracts
                              and Suppliers Contracts......................................46
          9.13  INTEREST RATE..............................................................46
ARTICLE 10:  INDEMNIFICATION...............................................................46
          10.1  Indemnity..................................................................46
          10.2  No Limitation..............................................................47
          10.3  Liens......................................................................47
          10.4  Lost Profits...............................................................47
ARTICLE 11:  INSURANCE.....................................................................47
          11.1  CONTRACTOR'S INSURANCE.....................................................47
                   11.1.1 Contractor's Insurance Certificates..............................47
                   11.1.2 Contractor's Liability Insurance.................................48
          11.2  SCHEDULE OF INSURANCE COVERAGE.............................................48
                   11.2.1 Worker's Compensation Insurance..................................48
                   11.2.2 Commercial General Liability Insurance...........................48
                   11.2.3 Comprehensive Automobile Liability Insurance.....................49
                   11.2.4 Umbrella Liability Insurance.....................................49
          11.3  OWNER'S BUILDER'S RISK INSURANCE...........................................49
                   11.3.1 Builder's Risk Policy............................................49
                   11.3.2 Deductible.......................................................50
                   11.3.3 Property of Others...............................................50
                   11.3.4 Builder's Risk Limits of Liability...............................50
                   11.3.5 Builder's Risk Deductibles.......................................50
                   11.3.6 Owner's Use of Project...........................................50
          11.4  PROJECT ERRORS AND OMISSIONS INSURANCE.....................................50
          11.5  NO COVERAGE CHANGES........................................................51
          11.6  LIMITED WAIVERS OF SUBROGATION.............................................51
                   11.6.1 Owner's Limited Waiver of Subrogation............................51
                   11.6.2 Contractor's Limited Waiver of Subrogation.......................51
                   11.6.3 Conditions on Waivers of Subrogation.............................52
ARTICLE 12:  DEFAULT.......................................................................52
          12.1  Termination by Owner for Cause.............................................52
          12.2  Termination by Contractor for Cause........................................53
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
ARTICLE 13:  TERMINATION BY OWNER WITHOUT CAUSE..........................................................................54
ARTICLE 14:  INDEPENDENT CONTRACTOR......................................................................................54
ARTICLE 15:  PAYMENT AND PERFORMANCE BOND................................................................................54
             15.1  Payment and Performance Bonds.........................................................................54
ARTICLE 16:  DISPUTES....................................................................................................54
             16.1  Dispute Resolution....................................................................................54
ARTICLE 17:  HAZARDOUS SUBSTANCES........................................................................................55
             17.1  Hazardous Substances..................................................................................55
ARTICLE 18:  MISCELLANEOUS PROVISIONS....................................................................................56
             18.1  GOVERNING LAW.........................................................................................56
             18.2  ASSIGNMENT AND SUCCESSORS.............................................................................56
                       18.2.1  No Assignment by Contractor...............................................................56
                       18.2.2  Assignment By Owner.......................................................................56
                       18.2.3  Agreement Binding on Successors and Assigns...............................................56
             18.3  NOTICES...............................................................................................57
             18.4  CUMULATIVE RIGHTS AND REMEDIES........................................................................57
             18.5  WAIVER................................................................................................57
             18.6  CAPTIONS OR HEADINGS..................................................................................58
             18.7  COMPLIANCE WITH NOTEHOLDERS' REQUIREMENTS.............................................................58
             18.8  CALENDAR DAYS.........................................................................................58
             18.9  PARTIES TO ACT REASONABLY.............................................................................58
             18.10 SEVERABILITY OF PROVISIONS............................................................................58
             18.11 ENTIRE AGREEMENT......................................................................................59
             18.12 NO THIRD PARTY BENEFICIARIES..........................................................................59
             18.13 AUTHORITY TO EXECUTE..................................................................................59
             18.14 INCORPORATION BY REFERENCE............................................................................59
EXHIBIT..................................................................................................................60
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                            DESIGN-BUILD AGREEMENT

          THIS DESIGN-BUILD AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into this 22nd day of July, 1997 by and between HASELDEN CONSTRUCTION, INC., a Colorado corporation ("Contractor"), and ISLE OF CAPRI BLACK HAWK L.L.C., a Colorado limited liability company ("Owner"). Capitalized terms used herein shall have the meanings ascribed to such terms in Exhibit A attached hereto.

                                   RECITALS
                                   --------

          WHEREAS, Owner holds, or proposes to hold, fee simple title to tracts of land in Gilpin County, State of Colorado as more particularly described on Exhibit B attached hereto (the "Site") and intends to have designed and constructed thereon the Project;

          WHEREAS, Contractor has agreed, as set forth in this Agreement, to provide all architectural, engineering, interior design, excavation, site grading and preparation, landscaping, general contracting services, materials, furnishings, tools, equipment, labor, and all other professional and non-professional services required to complete the Work described in this Agreement, and has agreed further that Owner's cost for all such Work shall in no event exceed the Guaranteed Maximum Price established in this Agreement; and

          WHEREAS, Contractor has agreed, as set forth in this Agreement, to provide and perform all of the Work by hiring its own architectural, engineering and excavation firm(s), by retaining other consultants and subcontractors, and by performing other portions of the Work on an "in-house" basis, all as provided more specifically in this Agreement.

          NOW, THEREFORE, for and in consideration of the mutual promises set forth in this Agreement and the faithful performance by each of them, the parties agree as follows:

                       ARTICLE 1:  CONTRACTOR'S SERVICES

     1.1  GENERAL DESCRIPTION OF THE WORK

          The "Work" shall mean and refer to all architectural, engineering, design, excavation, site grading and preparation, landscaping, general contracting, construction and other services which are necessary or appropriate to execute and complete the Project in accordance with this Agreement, and shall include, without limitation, all services which are specifically required by this Agreement. Contractor agrees to provide all Work for a cost to Owner not to exceed the Guaranteed Maximum Price set forth herein. Completion of the Work shall occur in two phases: first the Casino and then the Hotel. The parties contemplate that work on these two phases may at times proceed simultaneously in accordance with the Schedule, and that segregation of the Work into the two phases is only for the purpose of determining when the Casino and the Hotel are Substantially Complete.

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     1.2  INTENT OF AGREEMENT

          The intent of the Agreement is to include all items and services necessary for the proper execution and completion of the Work by the Contractor, including, without limitation, all such items and services which are consistent with, contemplated by, or reasonably inferable from the Agreement, whether or not such items and services are specifically mentioned therein. The documents comprising the Agreement are complementary, and what is required by one shall be as binding as if required by all.

     1.3  PRIORITY OF DOCUMENTS

          In the event of a conflict or inconsistency among the documents comprising the Agreement, the following order of precedence shall govern the interpretation of such documents:

                (a) Modifications to this Agreement;

                (b) this Agreement (excluding the Project Concept Documents and the Construction Documents);

                (c) the Construction Documents; and

                (d)     the Project Concept Documents.

     1.4  GENERAL REQUIREMENTS

          1.4.1 Performance of the Work. The Contractor hereby covenants and agrees that it shall duly and properly perform and complete the Work in accordance with the Agreement and all applicable Laws. The Contractor further covenants and agrees that it shall provide and pay for all items or services necessary for the proper execution and completion of the Work and the Project, whether temporary or permanent and whether or not incorporated or to be incorporated into the Work, including, but not limited to, all design, engineering, procurement, installation and construction services, all administration, management, training and coordination services, all labor, materials, furnishings, equipment, supplies, insurance, bonds, permits, licenses, tests, inspections, tools, machinery, water, heat, utilities and transportation, and all other items, facilities and services.

          1.4.2 Professional Standards. The Contractor's services, including, without limitation, its design and engineering services, shall be performed (i) with care and diligence, (ii) in accordance with generally accepted professional standards, and (iii) as expeditiously and economically as is consistent with the best interests of the Owner and with the preceding standards of professional skill, care and diligence.

          1.4.3 Licensing and Other Qualifications. The Contractor covenants and agrees that all persons who will perform or be in charge of the professional architectural and design work for the Project shall have experience with the type of project being undertaken and shall be duly

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licensed to practice under the Laws of the jurisdiction in which the Project is located, and that all engineering services provided hereunder shall be performed by an engineer, or engineers, licensed to practice under the Laws of the jurisdiction in which the Project is located. Similarly, all construction services shall be undertaken and performed by qualified construction contractors and suppliers.

          1.4.4 Sufficient Personnel. The Contractor shall, at all times during the term of this Agreement, keep sufficient personnel employed so that the services to be performed by the Contractor hereunder are completed in an efficient, prompt, economical and professional manner.

          1.4.5 Contractor's Key Personnel. Attached hereto as Exhibit C is a list of the Contractor's key personnel who will be responsible for supervising the performance of the Contractor's services hereunder. The Contractor shall not remove any such personnel from the Project without the Owner's prior written consent, which consent shall not be unreasonably withheld. If any such individual is so removed, any replacement personnel shall be subject to the prior written approval of the Owner, which approval shall likewise not be unreasonably withheld.

     1.5  NATURE OF DESIGN-BUILD AGREEMENT

          1.5.1 Design and Engineering Generally. This Agreement expressly contemplates that all services necessary to conceive, design, erect and complete all Work, including without limitation construction, excavation, design, architectural and engineering services, shall be the responsibility of Contractor under this comprehensive Agreement. It is expected that Contractor will retain various architects, engineers, consultants and other professionals to assist it in designing, inspecting and completing the Work. The services of such architects, engineers, consultants and other professionals shall be the sole responsibility of the Contractor pursuant to Contractor's contracts or subcontracts with such professionals, and Contractor shall be responsible to Owner, as set forth more specifically in this Agreement, for all acts, services, duties, responsibilities and omissions of such professionals; it being expressly understood that Owner shall not have responsibility for any aspect of the design or engineering of the Project (excluding the design related to the Owner Furnished FF&E), nor shall Owner have any duties to architects, engineers, consultants or other professionals retained by Contractor (including without limitation, architects previously retained by Owner to assist in the planning, design and development of the Project).

          1.5.2 Previous Design Work. It is expressly understood and acknowledged that Owner previously retained Parkhill-Ivins Architects, P.C. (hereinafter "Contractor's Architect") to develop preliminary designs for the Project. Contractor has agreed to retain Contractor's Architect to perform certain design, architectural and other professional services in connection with Contractor's design-build responsibilities under this Agreement. It is expressly understood and agreed that Owner shall have no duties, responsibilities or liability to Contractor for any professional services performed by Contractor's Architects for Owner, including without limitation, responsibilities, liabilities or duties with respect to any design drawings, engineering studies, site plans, cost analyses, material specifications, or any other professional services rendered by Contractor's Architect on behalf of Owner. Owner shall make available to Contractor all design

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drawings, material specifications, engineering analyses, site plans, material specifications and other documents prepared by Contractor's Architect as part of its preliminary design work on behalf of Owner, but it is expressly understood and agreed that all such documents are provided for informational purposes only, without any warranty or representation whatsoever with respect to their accuracy or completeness, and that upon execution of this Agreement all design, engineering architectural and other professional services necessary to complete the Work shall be the responsibility of Contractor, as set forth in this Agreement, including design, engineering, architectural and other professional services rendered by Contractor's Architect for or on behalf of Owner prior to the execution of this Agreement.

     1.6  DESIGN AND ENGINEERING WORK

          1.6.1 Schematic Design Documents. Based on the Project Concept Documents, the Contractor shall prepare, for review and approval by the Owner, complete "Schematic Design Documents" consisting of drawings and other documents illustrating the scale and relationship of the various components of the Project, and outlining the general nature of the structural elements of the Project. Without altering, modifying or otherwise revising the Guaranteed Maximum Price, the Contractor shall also submit, for the Owner's review, an estimated Project budget which reflects the preceding documents. The Owner's written approval of the Schematic Design Documents must be obtained by the Contractor prior to the Contractor commencing any work on the Design Development Documents.

          1.6.2 Design Development Documents. Based on the approved Schematic Design Documents, the Contractor shall prepare, for review and approval by the Owner, complete "Design Development Documents" consisting of drawings and other documents which fix and describe the size and character of the Project as to architectural, structural, mechanical, plumbing and electrical systems, materials and such other elements as may be appropriate. Without altering, modifying or otherwise revising the Guaranteed Maximum Price, the Contractor shall also submit, for the Owner's review, a further refinement of the Project budget which reflects the preceding documents. The Owner's written approval of the Design Development Documents must be obtained by the Contractor prior to the Contractor commencing any work on the Construction Documents.

          1.6.3 Construction Documents. Based on the approved Design Development Documents, the Contractor shall prepare, for review and approval by the Owner, complete "Construction Documents" consisting of working drawings and specifications setting forth in detail the requirements for the construction of the Project. The Construction Documents shall include all drawings and specifications, and such content and detail, as is necessary to obtain required permits and regulatory approvals and to properly complete the construction of the Project, and shall provide information customarily necessary for the use of such documents by those in the building trades. Without altering, modifying or otherwise revising the Guaranteed Maximum Price, the Contractor shall also submit, for the Owner's review, a further refinement of the Project budget which reflects the preceding documents. The Owner's written approval of the Construction Documents must be obtained by the Contractor prior to the Contractor commencing any construction services or activities in relation to the Project.

          1.6.4 Consistency. The Contractor acknowledges and agrees that (i) the Schematic Design Documents must be consistent with, and develop in detail, the intent of the Project Concept Documents and provide for a first-class Project,
(ii) the Design Development Documents must, in turn, be consistent with, and develop in detail, the intent of the approved Schematic Design Documents and provide for a first-class Project, and (iii) the Construction Documents must, in turn, be consistent with, and develop in detail, the intent of the approved Design Development Documents and provide for a first-class Project.

          1.6.5 Approval. Within seven (7) days after the Owner's receipt from the Contractor of the Schematic Design Documents and the corresponding budget estimate, and within ten (10) days after the Owner's receipt from the Contractor of the Design Development Documents and the Construction Documents, respectively, and the corresponding budget refinements, the Owner shall either
(A) provide written notification to the Contractor that the Owner approves such Documents, or (B) provide written notification to the Contractor that such Documents are incomplete and/or do not comply with the requirements of Section
1.6.4. In the event the Owner provides written approval as set forth in the preceding clause (A), the Contractor shall proceed with the next phase of the Project. In the event the Owner provides written notice as set forth in the preceding clause (B), the Contractor shall immediately correct any incompleteness and/or noncompliance with respect to such Documents. Upon completing the correction of the Documents, the Contractor shall resubmit the applicable materials to the Owner and the foregoing procedures shall be repeated until the Owner provides written approval as to the Documents in question.

          1.6.6 Replacement. Once the Construction Documents have been approved by the Owner, the Owner and the Contractor shall execute a complete set of the same. Upon such execution, the Project Concept Documents shall be deemed deleted from this Agreement, and the approved and executed Construction Documents shall thereupon be deemed as having been incorporated into this Agreement in their place.

          1.6.7 Design Schedule. The Contractor shall complete the various design documents by the dates set forth in the Schedule.

          1.6.8 Compliance with Laws. The Contractor covenants and agrees that the Construction Documents shall be accurate and free from any errors or omissions, and shall be in compliance with and accurately reflect all applicable Laws, including, without limitation, any and all Laws related to gaming and/or gaming facilities. The Contractor shall, at no expense to the Owner, promptly modify any such documents which are not in accordance with such legal requirements or are inaccurate or contain errors or omissions.

     1.7  CHANGES IN THE WORK

          1.7.1 Changes. Changes in the Work may be accomplished after execution of this Agreement, and without invalidating this Agreement, by Change Order or Construction Change Directive. A Change Order shall be based upon agreement between the Owner and Contractor; a Construction Change Directive may be issued by the Owner alone and may or may not be agreed to by the Contractor. Changes in the Work shall be performed under applicable provisions of the Agreement, and the Contractor shall proceed promptly, unless otherwise provided in the Change Order or Construction Change Directive.

          1.7.2 Contract Adjustments. Notwithstanding anything to the contrary contained in this Agreement, the Guaranteed Maximum Price and the Substantial Completion Dates may only be adjusted by Change Order or Construction Change Directive.

          1.7.3 No Contractor Changes. Except as otherwise expressly permitted in this Agreement, the Contractor shall not initiate changes in the scope of the Work; it being acknowledged and agreed by the Contractor that the Work can be successfully completed within the Guaranteed Maximum Price and by the Substantial Completion Dates.

          1.7.4 Change Orders. (a) The Owner may request changes in the Work within the general scope of this Agreement consisting of additions, deletions or other revisions. If the Owner so desires to change the Work, it shall submit a change request to the Contractor in writing. Within seven (7) days of its receipt of any such request, the Contractor shall submit a detailed proposal to the Owner stating (i) the increase or decrease, if any, in the Guaranteed Maximum Price which would result from such change, and (ii) the effect, if any, upon the Substantial Completion Dates by reason of such proposed change. If the Owner agrees within the Contractor's proposal, the Owner and the Contractor shall execute a document reflecting the requested change in the Work and the proposed adjustments, if any, in the Guaranteed Maximum Price and the Substantial Completion Dates (a "Change Order"). In the event the Owner disagrees with the Contractor's proposal in relation to the requested change, the Owner may either (i) notify the Contractor that the Owner has decided to withdraw its requested change, or (ii) issue a Construction Change Directive as permitted in the following Section 1.7.5.

     (b) In the event the Owner requests a major change in the scope of the Work and the Owner ultimately decides not to proceed with such requested change, the Owner shall nevertheless reimburse the Contractor, as a Cost of the Work, for design fees (as defined in Section 8.4.7) which are incurred by the Contractor in preparing design documents reflecting such requested change; provided, however, no such reimbursement shall be made unless the Contractor previously notified the Owner that the requested change was a major change.

          1.7.5 Construction Change Directive. (a) In the event the Owner disagrees with the Contractor's proposal in relation to the Owner's request for a change in the Work, the Owner may issue a written order directing a change in the Work (a "Construction Change Directive"), the Guaranteed Maximum Price and the Substantial Completion Dates being adjusted, if at all, as hereinafter provided:

               1.7.5.1 (x) If the "actual cost" in performing the Work is increased by any such change, the Guaranteed Maximum Price shall be increased (without duplication) so as to reflect the "actual cost" to the Contractor (or to any tier or level of subcontractor) in performing the Work attributable to the change plus a percentage fee for overhead and profit. As to the Contractor, the percentage fee shall equal the Contractor's Fee applied against the "actual cost" incurred by the Contractor for such additional Work. As to any tier or level of subcontractor, the percentage fee shall equal fifteen percent (15%) of the "actual cost" incurred by any such subcontractor for such additional Work.

               (y) If the "actual cost" in performing the Work is decreased by any such change, the Guaranteed Maximum Price shall be decreased (without duplication) so as to reflect the "actual cost" which would have been incurred by the Contractor (or by any tier or level of subcontractor) in the absence of such change, plus percentage fees calculated as described in the preceding Section 1.7.5.1(x).

               (z) For the purposes of this Section 1.7.5, "actual cost" in relation to the Contractor shall be defined and limited to the Cost of the Work, and "actual cost" in relation to any subcontractor shall be defined and limited to the cost of the following:

                    (a) Costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers' or workmen's compensation insurance;

                    (b) costs of materials, supplies and equipment, including
                        cost of transportation, whether incorporated or consumed;

                    (c) reasonable rental costs of machinery and equipment,
                        exclusive of hand tools, whether rented from the Contractor or others; and

                    (d) costs of premiums for all bonds and insurance, permit
                        fees, and sales, use or similar taxes related to the Work.

     "Actual cost" shall not be deemed to include any item which could be considered overhead.

          1.7.5.2 (a) The Owner shall propose a basis for adjustment, if any, in the Substantial Completion Dates in the Construction Change Directive it issues to the Contractor. If the Contractor does not agree with such proposed adjustment, then any such adjustment in the Schedule shall be determined in accordance with the dispute resolution provision in this Agreement.

     (b) Upon receipt of the Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved. When adjustments in the Guaranteed Maximum Price and the Schedule are determined as provided in this
Section 1.7.5, such determination shall be effective immediately and shall be recorded by execution of a Change Order.

          1.7.6 Necessity for Prior Written Authorization. Contractor waives any right to compensation for any Change in the Work or any extra work performed without prior written authorization or written direction from Owner. If extra work was ordered by the Owner and the Contractor performed the same (but did not receive a written Change Order or Construction Change Directive), the Contractor shall be deemed to have waived any claim for extra compensation therefore.

          1.7.7 Disputes Reflecting Changes in the Work. If a dispute arises as to whether any task or work ordered by Owner is or is not a Change in the Work, Contractor will make known its claim to Owner in writing no later than ten (10) days following receipt of the order to undertake such work or task and, until instructed in writing by Owner to cease such task or work, will immediately comply with Owner's written instructions to perform such task or work. In the event Contractor does not inform Owner in writing within said ten (10) days of its claim that the task ordered by Owner constituted a Change in the Work and its claim for an adjustment to the Guaranteed Maximum Price and/or the Schedule, Contractor shall be barred from ever asserting such a claim in the future and Contractor waives any right to thereafter request an adjustment in the Guaranteed Maximum Price or Schedule. In the event Contractor, within said ten
(10) day period, informs Owner in writing of its claim that the task ordered by Owner constitutes a Change in the Work, Contractor shall keep written records of the labor, materials and equipment used to perform such disputed task or work and shall submit said records to Owner weekly, and the dispute between Owner and Contractor as to whether the work ordered by Owner is or is not a Change in the Work shall be determined pursuant to the dispute resolution provisions of this Agreement. In the event it is determined by dispute resolution that such work did constitute a Change in the Work, adjustments to the Guaranteed Maximum Price and the Schedule shall be determined in the manner set forth in Section 1.7.5. Notwithstanding the outcome of such determination, Contractor hereby waives any right which it might otherwise have to be compensated (and, such expenses shall not constitute Cost of the Work) for such work performed on any day for which the records specified in this Section 1.7.7 are not kept as provided herein.

          1.7.8 Compliance with Construction Documents. Contractor shall not execute any modifications, changes or alterations to the Construction Documents or to the Work at the request of any person, including without limitation Contractor's Architect or any subcontractor of Contractor, unless such modification, change or alteration shall be authorized in writing by Owner as provided in this Section 1.7.

          1.7.9 Effect of Changes in the Work on Surety Bonds. Any Change in the Work shall not operate to release any surety on any bond furnished by Contractor hereunder. Contractor agrees that in the event any change to the Work results in an increase to the Guaranteed Maximum Price, Contractor shall obtain an increase in the amount of any labor and material bond and performance bonds obtained and furnished by Contractor in an amount equal to the increase to the Guaranteed Maximum Price and the cost of increasing said bond amounts shall be incorporated into the Cost of the Work of performing such Change in the Work.

          1.7.10 Authorized Change Order Signatory. All Change Orders or Construction Change Directives issued by Owner under this Agreement shall be in writing and shall only be effective if executed on behalf of Owner by Ed Reese, or by Owner's Agent executing Ed Reese's name as his attorney-in-fact, or by such other person as Ed Reese may designate from time to time by giving notice of the designation of such other person.

          1.7.11 Restriction on Time Extension. With respect to all Changes in the Work, Change Orders and Construction Change Directives, Contractor shall not claim any extensions to the Schedule for changes to the Work which do not affect the total duration of the Work.

     1.8  CONTRACTOR'S REPRESENTATIONS

          Contractor acknowledges and hereby affirms and represents to Owner that Contractor, to the best of its ability (i) has developed a clear understanding of the Work that is to be performed by Contractor pursuant to this Agreement, (ii) will resolve and eliminate all discrepancies and ambiguities from the scope of the Work to the fullest extent and so as to ensure that no such discrepancies or ambiguities shall arise or be present in the Construction Documents, (iii) has familiarized itself with the Site and all conditions affecting said Site, and (iv) has made all other necessary inspections, sightings and investigations which Contractor, in its sole and absolute discretion, thought or deemed desirable or necessary for Contractor to represent to Owner herewith that Contractor is able to fully and completely perform its obligations under this Agreement, including without limitation, to fully and completely perform the Work within the Guaranteed Maximum Price and by the Substantial Completion Dates. The preceding terms and provisions of this Section
1.8 shall not limit or restrict the Contractor's rights set forth in Section 2.6.1.

     1.9  "AS-BUILT" DRAWINGS

          1.9.1 Maintenance of Drawings at the Site. During the course of performing the Work, Contractor shall maintain on the Site a complete set of the Construction Documents and shall update such Construction Documents on a continuous basis to reflect "as-built" changes to the Work, the cost of such maintenance to be part of the Cost of the Work.

          1.9.2 Mylar Drawings and "As-Built" Survey. Contractor, as part of the Cost of the Work and prior to final payment, shall transfer such "as-built" changes to the Work from the Construction Documents kept at the Site to (i) a true and complete final set of "as-built" Mylar drawings (and in electronic format), capable of being reproduced, and (ii) a complete set of an original "as-built" survey for the Site and the Project, indicating the actual location of the improvements as constructed and as situated on the Site.

     1.10 FINANCING CONTINGENCY

          Contractor expressly acknowledges that Owner (in conjunction with its wholly-owned subsidiary) intends to finance the Project by issuing secured first mortgage notes (the "Notes"). This Agreement, and the obligations of Owner and Contractor to perform hereunder, are contingent upon the receipt by the Owner, through the sale of the Notes, all funds necessary to fully complete the Project. If Owner notifies Contractor on or before August 31, 1997 that, in Owner's sole judgment and discretion, the foregoing contingency has occurred or has been satisfied (a "Satisfaction Notice"), then this Agreement shall remain in full force and effect. In the absence of a Satisfaction Notice by Owner on or before August 31, 1997 the foregoing contingency shall be deemed unsatisfied, and this Agreement shall thereupon terminate and be of no further force or effect and the parties hereto shall have no further rights, duties or obligations hereunder; provided, however, the Owner shall reimburse the Contractor for those costs which have been incurred by the Contractor and are enumerated in Article 13.

     1.11 NOTEHOLDERS' INTEREST IN THE WORK

          Contractor expressly understands, acknowledges and agrees that the holders from time to time of the Notes, or any notes issued in exchange therefor ("Noteholders"), may have certain interests, secured and unsecured, in the Project and the successful completion of the Project, as may be set forth more specifically in said Noteholder's indenture and collateral documents executed pursuant thereto. Payment to the Contractor for the Work shall be made from a Construction Disbursement Account established pursuant to a "Cash Collateral & Disbursement Agreement" utilizing proceeds from the sale of the Notes. Contractor expressly acknowledges and agrees that a consultant (the "Independent Consultant") shall be appointed on behalf of the Noteholders to review and inspect the Work, review payment applications, and control and authorize disbursements from the Construction Disbursement Account. Contractor also acknowledges and agrees that the Noteholders may appoint or select such agents or representatives ("Noteholders' Representatives") to protect the interests of the Noteholders with respect to the Work. In connection with the foregoing, the Contractor covenants and agrees (i) that, if requested by the Owner, it shall execute the documentation establishing the Construction Disbursement Account, and (ii) that notwithstanding the terms and provisions of this Agreement, the terms and provisions of the Cash Collateral & Disbursement Agreement and the Construction Disbursement Account shall govern in relation to matters dealing with the design and construction of the Project, including without limitation, matters relevant to progress payments, retainage, and inspection and approval of the Work by the Independent Consultant.

     1.12 HOTEL ALTERNATE

          Notwithstanding anything to the contrary contained in this Agreement, the Hotel shall not be deemed a part of the Work or the Project unless the Owner provides written notice to the Contractor on or before March 1, 1998 stating that it so desires to add the Hotel to the Work and to the Project. If the Owner provides such notice to the Contractor on or before March 1, 1998, the Hotel shall thereafter be deemed a part of the Work and the Project, the terms and provisions of this Agreement shall apply to the Hotel and the Guaranteed Maximum Price shall be increased by an amount equal to Six Million Two Hundred Twenty Three Thousand Four Hundred Thirty Two And No/100 Dollars ($6,223,432.00). In the event the Owner fails to provide such a notice on or before March 1, 1998, the Hotel shall not be deemed a part of the Work or the Project and the terms and provisions in this Agreement applicable to the Hotel shall have no force or effect as they relate solely to the Hotel.

                     ARTICLE 2:  CONSTRUCTION OF THE WORK;
                   SUBSTANTIAL COMPLETION; EXCUSABLE EVENTS;
                       WORKMANSHIP; COMPLIANCE WITH LAWS

     2.1  SCHEDULES AND SUBMITTALS

          2.1.1 The Schedule. Attached to this Agreement as Exhibit E is a critical path method schedule for the performance of the Work by the Contractor (the "Schedule"). Contractor shall supplement this Schedule continuously throughout the term of this Agreement by providing to Owner delivery dates for materials and equipment to be used in the construction of the Work. Contractor agrees to be bound by the Schedule and to perform all Work in strict compliance with the Schedule.

          2.1.2 Submission of Shop Drawings, Details, Samples and Data. Within a reasonable time following the Contractor's receipt of the Notice to Proceed, the Contractor shall prepare and make available to Owner, or Owner's Agent, at the Site for Owner's information and not for approval, all shop drawings, details, samples, equipment data or other submittal information as required for the performance of the Work and thereafter shall continue to so make available for Owner's information and not for approval, any amendments and modifications made thereto or any new drawings, details, samples, equipment data or other submittal information prepared by Contractor with respect to the Work. All items required to be made available by Contractor pursuant to this Section 2.1.2 shall be made available to Owner ten (10) business days prior to the commencement of that portion of the Work encompassed by said items and the making available of such items (and their review by Owner, to the extent such review is to be undertaken by Owner, shall not relieve Contractor from responsibility for errors and omissions in the data or material made available).

          2.1.3 Submission of other Necessary Materials. Contractor agrees to make available at the Site, at no additional cost, all drawings, samples, sample models, schedules, catalog cuts, test results, certificates and other documentation necessary and incidental to the proper coordination and performance of the Work. Such items shall be made available in a timely manner so that the orderly progress and timely completion of the Work will not be delayed in accordance with the Schedule. The review of such items by Owner, or Owner's Agent, to the extent such review is to be undertaken by Owner, or Owner's Agent, shall not relieve Contractor from responsibility for errors and omissions in the data or material submitted.

          2.1.4 Material Purchasing Schedule. Upon the request of Owner, Contractor shall prepare a material purchasing schedule, and update it monthly or otherwise as mutually agreed to by Contractor and Owner, or Owner's Agent, of all equipment and materials to be furnished and incorporated into the Work by Contractor, giving the following information:

                2.1.4.1    Identification of the item;
                2.1.4.2    Date and amount of purchase;
                2.1.4.3    Manufacturer and manufacturer's location;
                2.1.4.4    Shipping date;
                2.1.4.5    Current status of manufacture;
                2.1.4.6    Date delivery is due at Site.

          Contractor shall adhere to and comply with the approved material purchasing schedule in undertaking the Work.

          2.1.5 Information as to Progress of Work. Contractor agrees that it shall keep Owner continually informed as to the progress of the Work and, upon its own initiative, shall confer with Owner and shall plan and execute the Work in coordinated sequence so as to insure the timely and efficient completion of the Work. Contractor shall notify Owner when portions of its Work are Substantially Complete or ready for any required inspection.

          2.1.6 Revisions to Schedule Due to Owner's Suspension of Work. If Owner decides to suspend the Work in order to accommodate its own interests, Contractor shall, upon receipt of written notice from Owner or Owner's Agent, immediately discontinue further progress of the Work until such time as Owner advises Contractor in writing to resume, which Contractor shall promptly do upon receipt of such written notice from Owner. In the event the suspension in the Work was for a period of seven (7) days or less, Contractor hereby releases and discharges Owner from any liability for damages or expenses of whatever kind or nature whatsoever which may be caused to or sustained by Contractor by reason of such suspension in the Work so long as Owner extends the Schedule and the Substantial Completion Dates for the timely performance by Contractor of the Work by a period of one weekday (excluding Saturday, Sunday, and legal holidays) for each weekday (excluding Saturday, Sunday, and legal holidays) lost on account of such Owner suspension in the Work. In the event the interruption in the prosecution of the Work was for a period longer than seven (7) days, Contractor, upon demonstrating that such delay did in fact cause an increase in the Cost of the Work, shall be entitled, in addition to an adjustment of the Schedule and the Substantial Completion Dates, to an increase in the Guaranteed Maximum Price in the manner set forth in Section 1.7.5.

     2.2  TIME AND PROSECUTION OF WORK

          2.2.1 Time of the Essence. Time is of the essence of this Agreement. Contractor agrees to punctually and diligently perform all parts of the Work in accordance with the Schedule.

          2.2.2 Notice to Proceed. Upon the waiver or satisfaction by the Owner of the contingency set forth in Section 1.10 by issuance of the Satisfaction Notice, the Owner shall provide written notice to the Contractor directing the Contractor to commence the performance of the Work (the "Notice to Proceed"). The date upon which the Contractor receives the Notice to Proceed shall be deemed the commencement date and shall be the date from which the various milestone dates, such as the Substantial Completion Dates, will be measured.

          2.2.3 Substantial Completion of Casino. The Contractor shall commence the Work upon its receipt of the Notice to Proceed, and shall successfully achieve Substantial Completion of the Casino on or before the Casino Substantial Completion Date.

          2.2.4 Substantial Completion of Hotel. The Contractor shall successfully achieve Substantial Completion of the Hotel on or before the Hotel Substantial Completion Date.

          2.2.5 Owner's Right to Direct Overtime and Multiple Shifts. If Contractor is not in default under any of the provisions of the Agreement and if, in order to expedite the completion of the Work, Owner directs Contractor to work overtime or multiple shifts, Contractor shall work said overtime or multiple shifts and Owner shall pay for said overtime only the actual extra cost over the rate for regular time of said overtime. Extra cost for such overtime work shall be authorized only by Change Order or Construction Change Directive.

          2.2.6 Owner's Right to Request Expedite. If at any time Contractor becomes aware of circumstances relating to the Work that may cause a delay in the Schedule, including without limitation delays in the manufacture and/or delivery of materials or equipment, Contractor shall immediately give written notice of such circumstances to Owner or Owner's Agent. Upon receipt of such notice, the Owner may direct the Contractor to exert its best efforts, and to expedite any matters, so as to avoid any such delay in the Schedule.

          2.2.7 Owner's Right to Require Additional Labor. In the event that Contractor should:

          (a) fail or refuse to prosecute the Work in strict accordance with the Schedule, or

          (b) fail or refuse to supply sufficient skilled workmen, or

          (c) fail to cause materials or equipment to be delivered to the Site in accordance with the material purchasing schedule, or

          (d) fail to commence, perform, finish or deliver different parts of the Work in accordance with the Schedule, or

          (e) otherwise default in its obligations under this Agreement,

then Owner, in addition to any other rights Owner may have under this Agreement, upon seven (7) days prior written notice to Contractor, shall have the right to require Contractor to furnish additional labor and to expedite materials and equipment and, if such additional labor is not available, Owner shall have the right to require Contractor to work overtime or multiple shifts (and/or weekends and holidays) to such an extent as will be sufficient in the opinion of Owner, to expedite and complete the Work in accordance with the Schedule.

     2.3  SUBSTANTIAL COMPLETION OF WORK

          2.3.1 Definition of Substantial Completion. For the purposes of this Agreement, the terms "Substantially Completed", "Substantially Complete" and "Substantial Completion", when applied to the Casino or the Hotel, shall be deemed to have occurred upon the latest to occur of the following events:

               (i) The Casino or the Hotel, as the case may be, is sufficiently complete such that it is ready for occupancy, utilization and continuous commercial operation for the uses and purposes intended, subject to minor punch list items (the noncompletion of which does not interfere with the occupancy, use or continuous commercial operation of the facility in question);

               (ii) Certificates of occupancy have been issued by the appropriate Governmental Authorities for the Casino or the Hotel, as the case may be;

               (iii) Issuance of any other certificate, permit, license, or similar document from any appropriate Governmental Authority having jurisdiction thereof which constitutes a prerequisite legal requirement to the lawful opening to the public or commencement of occupancy of the Casino or the Hotel, as the case may be; excluding from the foregoing any certificate, permit, license, or similar document or approval required to conduct casino gaming operations at the Project, which shall be the sole responsibility of Owner;

               (iv) Receipt by Owner of a certificate of substantial completion from Contractor's Architect certifying that all Work as to the Hotel or the Casino, as the case may be, has been completed in accordance with the Construction Documents, subject only to the completion of minor punch list items; and

               (v) If required by the Cash Collateral & Disbursement Agreement, receipt by Owner of a certificate of substantial completion from the Independent Consultant certifying that all Work as to the Hotel or the Casino, as the case may be, has been completed in accordance with the Construction Documents, subject only to the completion of minor punch list items.

          2.3.2 Further Conditions on Substantial Completion. Contractor hereby acknowledges its agreement and understanding that Substantial Completion of the Casino and the Hotel shall in any event require that all systems reasonably necessary for the operation of either facility shall be installed and fully operational, including but not limited to, heating, ventilating, air conditioning, life safety, systems controls, fire sprinkler, vertical transportation, electrical and plumbing.

     2.4  DELAYED/EARLY COMPLETION

          2.4.1 Liquidated Damages. Contractor expressly acknowledges that Owner will incur substantial costs, lost revenues and damages for each day that Substantial Completion of the Casino or the Hotel is delayed, including but not limited to, interest charges, obligations to Noteholders, lack of gaming proceeds, lack of hotel revenues, personnel and administrative costs, loss of profits, loss of goodwill, loss of market position, and other direct and indirect losses. In view of the difficulty or impossibility of determining what Owner's damages will be should Contractor fail to achieve Substantial Completion of the Casino or the Hotel on or before the respective Substantial Completion Dates, Contractor agrees to pay Owner as liquidated damages, and not as a penalty, the following amounts:

          (i) For each day Substantial Completion of the Casino is delayed beyond the Casino Substantial Completion Date, the sum of:

              .  $0.00 per day for the first fourteen (14) days of delay;

              .  $12,000 per day for any days of delay during the next fourteen
                 (14) days; and

              . $18,000 per day for any days of delay after such initial twenty-eight (28) day period.

          (ii) For each day Substantial Completion of the Hotel is delayed beyond the Hotel Substantial Completion Date, the sum of $1,000 for each day of delay.

No liquidated damages due from the Contractor shall constitute a Cost of the Work. Contractor hereby specifically acknowledges that it has reviewed together with Owner all the aspects of Owner's damages, including without limitation, Owner's daily interest carrying charges, and all data and information supporting or reflecting such damages, and agrees, represents and confirms that the daily liquidated damage amounts provided herein represents Owner's and Contractor's best estimate of a realistic and accurate daily damage to Owner in the event of Contractor's failure to Substantially Complete any portion of the Project as provided in the Schedule. The preceding liquidated damages, if any, shall be due and payable by the Contractor upon demand by the Owner.

          2.4.2 Early Completion Incentive. Conversely, if the Contractor achieves Substantial Completion of the Casino or the Hotel, as the case may be, prior to their respective Substantial Completion Dates, the Owner shall pay the Contractor an incentive fee as follows:

          (i) For each day Substantial Completion of the Casino precedes the Casino Substantial Completion Date, the sum of:

              . $0.00 per day for the first seven (7) days which precede the Casino Substantial Completion Date; and

              . $10,000 per day for each day which precedes the seventh (7th) day before the Casino Substantial Completion Date.

          (ii) For each day Substantial Completion of the Hotel precedes the Hotel Substantial Completion Date, the sum of $1,000 per day.

The preceding incentive fees, if any, shall be paid with the final payment to the Contractor.

     2.5  EXCUSABLE EVENTS

          2.5.1 Adjustments in Schedule Because of Excusable Event. Except as otherwise specifically provided in this Agreement or as a result of Changes in the Work as permitted in Section 1.7 of this Agreement, an extension in the Substantial Completion Dates shall only be granted under the following circumstances: (a) a delay occurs in the progress of the Work as a result of an Excusable Event, and (b) the Contractor has complied with the terms and conditions of the following Sections:

               (a) The Contractor, within seven (7) days of the date upon which the Contractor has knowledge of the Excusable Event, notifies the Owner, in writing, of the cause of the event and the approximate number of days the Contractor expects to be delayed as a result of such event; and the Contractor makes a request for an extension of time to the Owner, in writing, within seven (7) days after the cessation of the Excusable Event specifying the number of days the Contractor believes that its activities were in fact delayed as a result of the event. Compliance with this Section is a condition precedent to receipt of an extension in the Substantial Completion Dates. In the event of a failure to comply with this Section, the Contractor shall not be entitled to an extension of time;

               (b) The Contractor can demonstrate, to the reasonable satisfaction of the Owner, that the activity claimed to have been delayed was in fact delayed by the Excusable Event, and that the delay in such activity will result in a delay in Substantial Completion of the Casino and/or the Hotel beyond the applicable Substantial Completion Date; and

               (c)  The initial notice provided by the Contractor under Clause
                    (a) above describes the efforts of the Contractor that have been (or are going to be) undertaken by the Contractor to overcome or remove the Excusable Event and to minimize the potential adverse effect on the time for performance of the Work resulting from such Excusable Event.

Upon satisfaction by the Contractor of the terms and conditions in the preceding clauses, the Owner and the Contractor will use good faith efforts to agree on the extent to which the Work has been delayed on account of any such Excusable Event. Once the parties have mutually agreed as to the extent of such delay, they shall enter into a Change Order reflecting their agreement as to the adjustment in the Schedule and the Substantial Completion Dates.

          2.5.2 Adjustments in Guaranteed Maximum Price Because of Excusable Event. Except as otherwise specifically provided in this Agreement or as a result of changes in the Work as permitted in Section 1.7 of this Agreement, an increase in the Guaranteed Maximum Price shall only be granted under the following circumstances: (a) a demonstrable increase in the Contractor's cost of performing the Work results from the occurrence of an Excusable Event which is identified in Section 2.5.3.1, 2.5.3.4, 2.5.3.5 or 2.5.3.6, and (b) the
Contractor has complied with the terms and conditions of the following Sections:

               (a) The Contractor, within seven (7) days of the date upon which the Contractor has knowledge of the Excusable Event, notifies the Owner, in writing, of the cause of the event and the approximate additional costs the Contractor will incur as a result of such event; and the Contractor makes a request for an increase in the Guaranteed Maximum Price to the Owner, in writing, within seven (7) days after the cessation of such Excusable Event specifying the additional cost the Contractor believes it incurred as a result of such event. Compliance with this Section is a condition precedent to receipt of an increase in the Guaranteed Maximum Price. In the event of a failure to comply with this Section, the Contractor shall not be entitled to an increase in the Guaranteed Maximum Price;

               (b) The Contractor can demonstrate, to the reasonable satisfaction of the Owner, that the Excusable Event did in fact cause an increase in the Contractor's cost of performing the Work; and

               (c)  The initial notice provided by the Contractor under Clause
                    (a) above describes the efforts of the Contractor that have been (or are going to be) undertaken by the Contractor to overcome or remove the Excusable Event and to minimize the potential adverse effect on the cost for performance of the Work resulting from such Excusable Event.

Upon satisfaction by the Contractor of the terms and conditions in the preceding Clauses, the Owner and the Contractor will use good faith efforts to agree on the extent to which the Contractor's costs for performing the Work have been increased as a result of any such Excusable Event. Once the parties have mutually agreed as to the Contractor's increased costs, they shall enter into a Change Order reflecting their agreement as to the adjustment in the Guaranteed Maximum Price.

          2.5.3 Excusable Events Defined. The occurrence of any of the following events shall constitute an "Excusable Event":

          2.5.3.1 Delays resulting from the acts or omissions of the Owner, to the extent such delays arise from circumstances beyond the reasonable control and without the fault or negligence of the Contractor, its subcontractors or other persons for whom either may be liable;

          2.5.3.2 Any of the following acts, events, conditions or occurrences to the extent that the same are beyond the Contractor's reasonable control, which could not have been either foreseen or avoided by the exercise of due diligence, and which has an adverse effect on the Contractor's ability to perform its obligations hereunder: acts of God, fires, explosions, floods, earthquakes, tornadoes, epidemics, civil disturbances, war, riots, sabotage, restraints or injunctions issued by a Governmental Authority, and nationwide strikes or labor disputes (a "Force Majeure Event");

                2.5.3.3 The discovery of any Pre-Existing Hazardous Substance at the Site;

                2.5.3.4 The occurrence of a Change in Law;

                2.5.3.5 The Owner fails to issue the Notice to Proceed on or before August 30, 1997;

                2.5.3.6 The discovery of any Unforeseeable Conditions at the Site as described in Section 2.6.1(b); and

          2.5.3.7 Delays resulting from the occurrence of an Extreme Weather Day; provided, however, no adjustment in the Substantial Completion Dates shall be permitted until fifteen (15) Extreme Weather Days which actually delayed the Work have occurred (it being expressly agreed by the Contractor that all delays arising from the occurrence of such initial fifteen (15) days shall be borne by the Contractor alone).

          2.5.4 Rights Limited. The rights and remedies set forth in this
Section 2.5 shall be the Contractor's sole and exclusive rights and remedies in the event of an occurrence of an Excusable Event, and the Contractor hereby waives all other rights and remedies at law and/or in equity that it might otherwise have against the Owner on account of an Excusable Event.

          2.5.5 Contractor's Acknowledgment of Extreme Weather Conditions. Contractor recognizes and acknowledges that the Work is to be conducted in a mountainous region of Colorado where extremes in all forms of weather, temperature and precipitation can be reasonably expected, and that Contractor has taken into account the possibility of such extremes in weather, temperature and precipitation in agreeing to the Guaranteed Maximum Price, Schedule and Substantial Completion Dates. Therefore, the Contractor shall not be entitled to an adjustment in the Guaranteed Maximum Price as a result of weather conditions, and shall only be entitled to a

Schedule adjustment for weather conditions to the extent expressly permitted in Sections 2.5.1 and 2.5.3.

     2.6  WORKMANSHIP AND PERFORMANCE OF WORK

          2.6.1 Site Conditions. (a) The Contractor agrees that it has satisfied itself as to what the Contractor anticipates will be the character, quality and quantity of soil, surface and subsurface materials or obstacles that may be encountered by the Contractor at the Site, and that the entire cost risk of such matters (as well as any other concealed, latent or unknown conditions) shall be borne by the Contractor as part of the Guaranteed Maximum Price and that the Contractor shall not be entitled to an extension in the Substantial Completion Dates as a result of the same. In furtherance of the foregoing, the Contractor agrees that it shall have no claim for any increase in the Guaranteed Maximum Price, or any extension in the Substantial Completion Dates, in the event that soil, surface or subsurface conditions which differ from what had been anticipated by the Contractor, or other concealed, unknown or latent conditions, are encountered or discovered at the Site in the performance of the Work (even if such conditions are materially different from what the Contractor had anticipated and/or such conditions are of an unusual nature, differing from those that could be reasonably anticipated). Notwithstanding the foregoing, the responsibility for remediating any Pre-Existing Hazardous Substances which are encountered at the Site shall be as provided in Section 17.1.

     (b) Notwithstanding anything to the contrary contained in the preceding
Section 2.6.1(a), if the Contractor encounters conditions at the Site which are concealed or unknown physical conditions which the Contractor reasonably believes are Unforeseeable Conditions, then notice by the Contractor as to the same shall be given to the Owner. If the Owner and the Contractor thereafter mutually determine that such concealed or unknown physical conditions are in fact Unforeseeable Conditions, then the Contractor will be entitled to seek an equitable adjustment in the Guaranteed Maximum Price or the Substantial Completion Dates, or both, as provided in Section 2.5.

          2.6.2 Local Conditions. The Contractor represents that it has taken steps reasonably necessary to ascertain the nature and location of the Work, and that it has investigated and satisfied itself as to the general and local conditions which can affect the Site and/or the performance of the Work, including but not limited to (1) conditions bearing upon transportation, disposal, handling, and storage of materials and equipment; (2) the availability of labor, water, electric power, and roads; (3) uncertainties of weather at the Site; and (4) the character of equipment and facilities needed preliminary to and during the performance of the Work. Any failure by the Contractor to take the actions described and acknowledged in this Section will not relieve the Contractor from responsibility for estimating properly the difficulty and cost of successfully performing the Work, or for proceeding to successfully perform the Work without additional expense to the Owner; provided, however, the terms and provisions of this Section shall not be construed to limit or restrict the Contractor's rights set forth in the preceding Section 2.6.1(b) regarding Unforeseeable Conditions. Notwithstanding the foregoing, the responsibility for remediating any Pre-Existing Hazardous Substances which are encountered at the Site shall be as provided in Section 17.1.

          2.6.3 Contractor's Responsibility for Proper Layout. Contractor shall be strictly responsible for the proper layout, location, performance, and accuracy of the lines and levels required for the proper performance of the Work and for any loss or damage to the Owner resulting from the Contractor's failure to set out or perform the Work correctly and coordinate its work with the Work of others. Contractor shall so lay out and perform the Work that actual final conditions and details result in alignment of finish surfaces in accordance with the Construction Documents.

          2.6.4 Contractor's Workmanship Standard. Every part of the Work shall be executed by Contractor in strict accordance with the provisions of this Agreement and in a thorough, sound, workmanlike, substantial manner and in accordance with the highest construction industry standards. All material and equipment used in the Work shall be furnished in ample quantities to facilitate the proper and expeditious execution of the Work and shall be new and the best of their respective kinds, except such materials as may be expressly and specifically provided for in the Construction Documents to be otherwise.

          2.6.5 Contractor's Work in Areas Prepared by Others. With respect to any portion of the Work which requires tasks or functions to be performed on areas constructed or prepared by others, or which includes installation of materials or equipment furnished by others, Contractor hereby agrees that use of such items or commencement of the Work by Contractor on such areas shall be deemed to be and constitute acceptance thereof by Contractor, and Contractor hereby agrees that it shall be responsible and liable for any loss, expense or damage attributable to such areas or items, and agrees to protect such areas, and to inventory, handle, store and install such items with such skill and less care as to insure compliance with this Agreement.

          2.6.6 Owner's Inspection Rights. Contractor shall furnish to Owner ample facilities at all times for inspecting materials at the Site, or at shops, or at any place where materials required for the performance of the Work may be in storage in the course of preparation, process, manufacture or treatment. Contractor shall furnish to Owner, as often as requested, full reports of the progress of the Work at any place where materials may be in the course or preparation, process or manufacture, in such detail as may be required by Owner, including any purchase orders, schedules, plans, drawings, or diagrams utilized in the course of preparation, process or manufacture of such materials.

          2.6.7 Storage on Site. Contractor shall provide, locate and relocate and/or maintain adequate sheds and/or tool boxes on the Site as may be reasonably designated by Owner. Owner shall not be responsible for any of Contractor's (or its subcontractors' or materialmen's) clothing, tools, materials, equipment or other items lost, damaged, stolen or destroyed at the Site or elsewhere, it being the agreement of the parties hereto that all preparation for the Work, including without limitation the delivery of material to the Site, shall be at the risk of Contractor alone and Contractor shall assume the risk for all loss occasioned by fire, theft, mysterious disappearance or other damage to such items except to the extent such loss is compensated by insurance required to be provided by Owner pursuant to this Agreement.

          2.6.8 Owner's Access to the Work. Owner, the Independent Consultant, any Governmental Authority, or any other party designated by Owner shall, at all times, have access to the Work wherever it is in preparation or progress, and Contractor shall provide sufficient, safe and proper facilities, labor and material reasonably needed for such access and for inspection by such parties.

          2.6.9 Rejected Workmanship and Material During Construction. Owner, Independent Consultant and any Governmental Authority shall have the right to reject materials, equipment, fixtures, furniture, workmanship or other Work, including without limitation, architectural and engineering work, which are defective or not in conformity with the requirements applicable to the Work and to require their correction. Rejected workmanship shall be satisfactorily corrected and rejected materials shall be satisfactorily replaced with proper materials. The cost of such rejected workmanship and its correction and the cost of such rejected materials shall be borne by Contractor from its own funds and shall not constitute Cost of the Work. If Contractor does not commence to correct such defective workmanship or replace the rejected materials within five
(5) days, Owner may, without prejudice to any other rights or remedies the Owner may have under this Agreement, correct such deficiencies and deduct an amount equal to the expenditures incurred by the Owner in doing so from amounts due to the Contractor.

          2.6.10 Removal or Tearing Out Work to Inspect. Should it be considered necessary or advisable by Owner, Independent Consultant or any Governmental Authority to make an examination of the Work already completed by the Contractor by removing or tearing out same, Contractor shall, upon request, promptly furnish all necessary facilities, labor and materials therefor. If such Work is found to be defective or nonconforming in any material respect, Contractor shall bear all the expenses of such examination and of satisfactory reconstruction from its own funds and such expenses shall not constitute Cost of the Work. If, however, such Work is found to meet the requirements of this Agreement, Contractor shall be compensated for such examination and replacement by an equitable adjustment (if one is appropriate or necessary) in the Guaranteed Maximum Price and the Schedule by means of a Change Order.

          2.6.11 Responsibility. The Contractor shall be responsible to the Owner for acts and omissions of the Contractor, subcontractors, subsubcontractors, architects, engineers, suppliers and their respective agents and employees, and any other persons performing portions of the Work.

          2.6.12 Control. The Contractor shall be solely responsible for and shall have control over all construction means, methods, techniques, sequences and procedures, and for coordinating all portions of the Work.

     2.7  COMPLIANCE WITH FEDERAL, STATE AND LOCAL LAWS

          2.7.1 Taxes. The Contractor shall pay all sales, value added, consumer, use, excise and other taxes, duties and tariffs (whether direct or indirect) relating to, or incurred in connection with, the performance of the Work, including, without limitation, all duties, tariffs and taxes (whether foreign or otherwise) related to the import/export of machinery, equipment, materials and supplies utilized in the performance of the Work. Notwithstanding the foregoing, any use tax imposed by the City of Black Hawk, Colorado in relation to the performance of the Work shall be borne by the Owner, and shall be paid directly to the City by the Owner upon submission of an invoice and other supporting documentation from the Contractor.

          2.7.2 Legal Requirements. The Contractor shall comply, and shall cause its subcontractors, sub-subcontractors and others performing portions of the Work to comply, with all existing and future Laws which are applicable to the Work, the Project and/or the Site, and shall give all notices pertaining thereto.

          2.7.3 Permits and Licenses. The Contractor shall secure and pay for any and all permits, licenses, governmental fees, inspections, certifications, authorizations and approvals necessary for the proper execution and completion of the Work, including, without limitation, building permits and certificates of occupancy. Notwithstanding the foregoing, the Owner shall secure and/or pay for those permits and licenses set forth on Exhibit F attached hereto.

          2.7.4 Building Inspections. Contractor shall promptly notify the respective regulatory departments or official bodies when any portion of the Work is ready for inspection and Contractor shall, at once, undertake all tasks required to obtain approvals of such Work, to remove any violations therefrom or to comply with such inspections, without any additional charge to Owner.

          2.7.5 Corrections of Legal Violations. Upon discovering or being advised that any portion of the Work is or may be in violation of any Laws, Contractor shall immediately notify the Owner in writing and shall immediately correct such violation. The cost of such corrective work shall be from Contractor's own funds, and such costs and expenses shall not constitute Cost of the Work and Owner, after giving Contractor written notice and five (5) days to cure the problem, shall have the right to make all required payments to correct such violations, and any monies expended by the Owner in correcting such violations may be deducted from payments due to the Contractor.

          2.7.6 Ownership of Design Documents. The Construction Documents, and any other drawings, specifications, designs, plans and other documents, prepared by or on behalf of the Owner and/or the Contractor shall be deemed the property of the Owner. Neither the Contractor, nor the Contractor's Architect or any other party, shall own or claim a copyright in such documents, and the Owner shall be deemed the author of them and will retain all common law, statutory and other reserved rights, in addition to the copyright. All copies of them shall be returned or suitably accounted for to the Owner upon completion of the Project. The preceding documents and copies thereof are to be used by the Owner solely with respect to the completion of the Project or for any additions, improvements, changes or alterations to the Project after its completion; provided, however, the Owner shall indemnify the Contractor and the Contractor's Architect from any liability which may arise from the misuse or incorrect use of such documents by the Owner. Such documents are not to be used by the Contractor on other projects or for any other purpose without the prior written consent of the Owner. The Contractor is granted a limited license to use and reproduce applicable portions of such documents appropriate to and for use in the performance of the Contractor's services under this Agreement. Submittal or distribution to meet official regulatory requirements in connection with this Project is not to be construed as publication in derogation of the Owner's copyright or other reserved rights.

          2.7.7 Patents and Other Proprietary Rights. The Contractor shall pay all royalties and other fees for any patents, trademarks, copyrights or other proprietary rights necessary for the execution and completion of the Work. The Contractor shall indemnify, defend and hold harmless the Owner from and against any and all losses, damages or expenses, including, without limitation, court costs and reasonable attorneys' fees, arising or resulting from any claim or legal action that any materials, supplies, equipment, processes or other portions of the Work furnished by the Contractor under this Agreement constitutes an infringement of any patent, trademark, copyright or other proprietary rights. If any such item is held to constitute an infringement, and the use of such item is enjoined, the Contractor shall, at its own expense, either procure the right to use the infringing item, or replace the same with a substantially equal but non-infringing item, or modify the same to be non-infringing, provided that any substitute or modified item shall meet all the requirements and be subject to all the provisions of this Agreement. The terms and provisions of this Section shall survive the termination or expiration of this Agreement.

     2.8  CONTRACTOR'S SUBCONTRACTORS

          2.8.1 Bidding Process. In relation to its subcontracting, the Contractor hereby agrees as follows: (i) no construction trade related to the Work shall be performed unless and until such construction trade has been submitted to a competitive bidding process whereby no less than three (3) bona-fide bidders participate in the bidding for such trade, (ii) all such construction trades shall be awarded to the lowest bidder, and (iii) all subcontracts awarded by the Contractor for the Work shall be written on a "lump sum basis" and not on a "cost plus", "cost of the work" or "reimbursable" basis. Notwithstanding the foregoing or anything to the contrary contained in this
Section 2.8, the parties hereby agree as follows:

          (i) Parkhill-Ivins Architects, P.C. shall perform all professional architectural services required under this Agreement, provided the subcontract between Contractor and Parkhill-Ivins shall be subject to the Owner's prior written approval;

          (ii) Kiewit Western Co. shall perform all excavation services required under this Agreement, provided the subcontract between Contractor and Kiewit Western Co. shall be subject to the Owner's prior written approval;

          (iii) U.S. Engineering shall perform all mechanical services required under this Agreement, provided the subcontract between Contractor and U.S. Engineering shall be subject to the Owner's prior written approval;

          (iv) Rocky Mountain Prestressing shall preform all pre-cast concrete services required under this Agreement, provided the subcontract between Contractor and Rocky Mountain Prestressing shall be subject to the Owner's prior written approval;

          (v) Riviera Electric, Inc. shall perform all electrical services required under this Agreement, provided the subcontract between Contractor and Riviera Electric, Inc. shall be subject to the Owner's prior written approval;

          (vi) Contractor shall have the right, but not the obligation, to retain Diversified Builders to perform all drywall services required under this Agreement, provided any such subcontract shall be subject to the Owner's prior written approval;

          (vii) The Contractor may be a participant in the bidding for any construction trade; provided (a) the Contractor may not perform any such trade work unless it submitted the lowest bid, (b) the Contractor's bid must be on a lump sum basis, and (c) if the Contractor is awarded any such work because it submitted the lowest bid, the Contractor shall perform all work outlined in its proposal for an amount equivalent to its lump sum bid and shall not charge the Owner for any such work as a Cost of the Work (other than as a Cost of the Work which is payment toward the Contractor's lump sum bid); and

          (viii) No affiliate of the Contractor shall be deemed a bona-fide bidder for purposes of the foregoing bidding process.

          2.8.2 Identification of Subcontractors. Upon completion of the foregoing bidding process, the Contractor shall furnish to Owner for Owner's approval, which approval shall not be unreasonably withheld, a list of all architects, engineers, consultants, purchasing agents, material suppliers or other subcontractors to be used by Contractor to perform the Work. Owner will give Contractor written notice of rejection of any such architect, engineer, consultant, purchasing agent, material supplier or other subcontractor unacceptable to Owner within seven business days. Contractor shall not permit any such architect, engineer, consultant, purchasing agent, material supplier or other subcontractor which either did not appear on such initial list or was rejected by Owner to perform any of the Work without obtaining Owner's prior written approval. In the event Owner has not rejected such architect, engineer, consultant, purchasing agent, material supplier or other subcontractor, such architect, engineer, consultant, purchasing agent, material supplier or other subcontractor may be used by Contractor in accordance with the terms of this Agreement, to perform any such portion of the Work such architect, engineer, consultant, purchasing agent, material supplier or other subcontractor is qualified to perform.

          2.8.3 Rejection by Owner of Subcontractors. In the event Owner rejects an architect, engineer, consultant, purchasing agent, material supplier or other subcontractor as Owner is permitted to do herein, and if, as a result of such rejection, Contractor is required to accept an architect, engineer, consultant, purchasing agent, material supplier or other subcontractor whose subcontract amount differs from that of the rejected one, the difference in cost occasioned by such rejection shall result in an increase or decrease in the Guaranteed Maximum Price, approved by Change Order. Once approved by Owner, Contractor shall make no substitution for any architect, engineer, consultant, purchasing agent, material supplier or other subcontractor previously approved by Owner for a specified portion of the Work unless such substitution is again approved by Owner. Contractor shall require all architects, engineers, consultants, purchasing agents, material suppliers and other subcontractors to be bound by and comply with the provisions of this Agreement which relate to their scope, quality and the schedule of performance of the Work in the same manner that Contractor is bound to Owner hereunder.

          2.8.4 Liquidated Damages In Subcontracts. Contractor shall use its best efforts to require all subcontracts and purchase orders to include liquidated damage provisions, providing for liquidated damages in an amount proportionate to the cost of the Work to be performed by any such party relative to the Guaranteed Maximum Price.

     2.9  LABOR

          2.9.1 Contractor's Duty to Staff the Work. Contractor shall supply and cause its subcontractors to supply a sufficient and adequate number of properly skilled workmen and competent supervisors to insure the prompt and efficient performance of the Work.

          2.9.2 Owner's Approval of Labor Force. Employment of labor by Contractor shall be undertaken under conditions which are satisfactory to Owner. Contractor shall remove, or cause to have removed, from the Site, any employee or employees who are considered unsatisfactory by Owner, in its reasonable discretion, provided that such removal is not in violation of EEOC rules and regulations or any labor contact relating to construction of the Project.

          2.9.3 Notice of Occurrence With Respect to Employees. Contractor shall give to Owner actual notice, immediately after Contractor has knowledge thereof, of any occurrence, on the Site or otherwise, resulting in (i) bodily injury or death or (ii) property damage. Said actual notice shall be followed by written notice from Contractor to Owner of said occurrence within five business days of the giving of actual notice. Contractor shall notify the local police of any occurrence requiring an official police record. The notice of Contractor to Owner should indicate whether the police were notified and, if so, the number of the police report, if available or if obtainable.

     2.10 MAINTENANCE OF THE SITE AND PROTECTION OF PERSONS AND PROPERTY

          2.10.1  Safety

                   2.10.1.1 Safety Programs. The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of this Agreement, including, without limitation, appropriate precautions and programs for areas in and around the Site.

                   2.10.1.2 Applicable Laws. The Contractor shall give notices and comply with all applicable Laws bearing on the safety of persons or property or their protection from damage, injury or loss, including, without limitation, the Federal Occupational Safety and Health Act.

          2.10.2  Safety of Persons and Property.

                  2.10.2.1 Safety Precautions. The Contractor shall take all reasonable precautions for the safety of, and shall provide all reasonable protection to prevent damage, injury or loss to:

                  (a) employees and subcontractors or other persons performing the Work and all other persons who may be affected thereby;

                  (b) the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or subcontractors; and

                  (c) other property at the Site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities.

                  2.10.2.2 Safeguards. The Contractor shall erect and maintain, as required by existing conditions and the performance of this Agreement, all reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations, and notifying Owners and users of adjacent sites and utilities.

                  2.10.2.3 Dangerous Materials. When use or storage of explosives or other dangerous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities only under the supervision of properly qualified personnel.

                  2.10.2.4 Injury and Damage. Contractor shall protect the Work, employees of Owner, all hotel guests and casino patrons and all other persons from risk of death, injury or bodily harm arising out of, or in any way connected with, the Work and shall remedy all damage or loss to any property, in whole or in part, caused by or attributable to Contractor, Contractor's Architect, or any purchasing agent, subcontractor, supplier, materialman or manufacturer employed or retained by Contractor, or any other person or persons employed by them, or any of them, or anyone else for whose acts any of them may be liable.

                 2.10.2.5 Safety Personnel. The Contractor shall designate a responsible member of the Contractor's organization at the Site whose duty shall be the prevention of accidents.

                 2.10.2.6 Loading. The Contractor shall not load or permit any part of the construction or Site to be loaded so as to endanger the safety of persons or property.

                 2.10.2.7 Emergencies. In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor's discretion, to prevent threatened damages, injury or loss.

                 2.10.2.8 Security. The Contractor shall take all precautions and measures as may be reasonably necessary to secure the Site at all hours, including evenings, holidays and non-work hours. Such precautions may include the provision of security guards.

          2.10.3 Placement of Signs. Contractor shall not place or permit its subcontractors to place any temporary or permanent signs on any portion of the Site or the Work except upon prior written authorization of Owner.

          2.10.4 Orderly Maintenance of Site. At all times during the course of construction, Contractor shall maintain the Site in a clean, safe and orderly condition. Rubbish, waste material and surplus material shall be collected or removed by Contractor daily or more often as Owner may require. Upon completion of the Casino and the Hotel, as the case may be, the Contractor shall remove from the applicable area all temporary structures, debris and waste placed or created by Contractor or resulting from the Work and shall clean all surfaces, fixtures, equipment and parts of the Work. If Contractor fails to perform a clean up function within seven (7) days after written notification by Owner to do so, Owner may proceed with such functions as Owner adjudges necessary and in the manner Owner may deem expedient, and the Owner shall have the absolute right to deduct the cost thereof from payments due to the Contractor. Written notification by Owner to Contractor's project manager or superintendent of the required cleanup functions provided in this Section 2.10.4 shall be considered proper notice to Contractor.

          2.10.5 Liability for Work in Place and on the Site. Contractor shall be liable for any loss or damage to any portion of the Work in place or to any equipment, machinery, apparatus, tools and materials on the Site prior to their installation. Owner shall not be obligated to protect any of the Work, said obligation being that of the Contractor.

          2.10.6 No Unreasonable Interference with Owner's Operations. To the extent construction is continuing on any portion of the Project after the Casino is open to the public,

Contractor shall fully cooperate with Owner with respect to Owner's proposed operations of the Casino and shall perform the remaining Work so as to minimize any unreasonable interference or conflicts with Owner and its employees, guests and casino patrons and its casino business (including utilization of parking lots and adjoining streets) and in a manner designed to accomplish and complete all Work within the Schedule. Contractor shall not commit or permit any act which will unreasonably interfere with the performance of the Work or with the operations by Owner of the Project.

          2.10.7 Protection of and No Interference with Adjoining Properties. Contractor shall not obstruct, or permit any subcontractor, purchasing agent, employee or representative of Contractor to obstruct, any adjoining streets, and shall not allow any automobiles, trucks, trailers, construction equipment, materials or supplies belonging to Contractor or any subcontractor, purchasing agent, employee or representative of Contractor, or be parked or stored on adjoining streets in locations where parking is prohibited by any governmental entity having jurisdiction over the Work, nor shall Contractor's Work, construction equipment, or use of the adjoining streets or the Site disrupt the orderly flow of vehicles or traffic on adjoining streets or pedestrian traffic. Contractor shall not, during the course of its construction activities, interfere with, or permit any architect, subcontractor, purchasing agent, employee or representative of Contractor to interfere with, the provision of water, sewer, electricity, gas, telephone and other utility services to adjoining or neighboring properties (except as such may be necessary in order to cause such services to be connected).

     2.11 USE OF OWNER'S FACILITIES

          2.11.1 Prohibition of Use Without Consent. Contractor shall not use Owner's tools, materials, vehicles, equipment, labor, facilities (including sanitary facilities), hoists, elevators, scaffolding or any other property of Owner without the prior written consent of Owner.

          2.11.2  Indemnification Against Loss.   In the event, following
obtaining Owner's prior written consent, Contractor shall use Owner's tools, materials, vehicles, equipment, labor, facilities (including sanitary facilities), hoists, elevators, ladders, scaffolding, or any other property of Owner, Contractor shall accept full responsibility therefor, shall reimburse Owner at a predetermined rate (said reimbursement to constitute a Cost of the Work) and shall indemnify and hold Owner harmless from any and all liability to persons or property arising out of or in connection with such use.

       ARTICLE 3: REPRESENTATIVES OF OWNER AND CONTRACTOR

     3.1  DESIGNATION OF OWNER'S AGENT AND CONTRACTOR'S AGENT

          Each party hereby agrees to designate, in writing, to the other party one individual (the "Agent") who shall be authorized to act on such party's behalf with respect to this Agreement and to make decisions during the course of the Work. Further, each party acknowledges its understanding that, except for Change Orders which shall be required to be executed in the manner previously provided in this Agreement, the decisions made by its Agent shall be binding on such party provided such decisions are expressed in writing and signed by such Agent. In the event Contractor receives written notification (other than a Change Order request) from any person other than the designated Owner's Agent, Contractor, prior to complying therewith, shall have the obligation to request Owner's Agent to verify in writing that such written direction binds Owner pursuant to this Agreement. The Agent of each party may be changed at any time, and from time to time, by giving written notice signed by such representative of such change to the other party. Initially, the Owner's Agent shall be:

     Edward F. Reese, Jr.
     Casino America, Inc.
     711 Washington Loop
     Biloxi, MS 39530-3848

and the Contractor's Agent shall be:

     Ed J. Haselden, Pres.
     Haselden Construction Inc.
     2134 South Valentia Street
     Denver, Colorado 80231

     3.2  RIGHTS OF OWNER'S AGENT

          Owner's Agent shall have all the rights of access, inspection, investigation, observation and similar rights provided in this Agreement to be exercised by Owner, but Owner's Agent shall be under no obligation to visit the Site or to take any such action with respect to the Work. Further, such visits and actions, if made, shall not impose any obligations upon Owner and shall not in any way limit, reduce, diminish or otherwise qualify the obligations of Contractor hereunder or be deemed a waiver of any rights of Owner under this Agreement to object to or otherwise seek changes in the work not done in accordance with the Construction Documents, nor shall the making of any such action by Owner's Agent without any objection be construed as approval by Owner of any work in progress.

          ARTICLE 4: OWNER'S RIGHT TO OUTSIDE INSPECTION

     4.1  RIGHT TO DESIGNATE

          In addition to Owner's right to designate the Owner's Agent and the rights of such Owner's Agent to have access to and inspect the Project from time to time as provided in Article 3 above, Owner shall have the additional right, but not the obligation, during the design and construction of the Work, to hire outside architects, engineers, testing agencies and laboratories, and other like parties to inspect the Work to determine whether it is being performed in accordance with the Construction Documents, in a good and workmanlike manner, in a manner which will cause the construction to be solid, sound structures fit for their intended uses hereunder, and in total compliance with this Agreement, and to inspect all material and equipment stored or warehoused off the Site.

     4.2  LIMITATION OF OWNER'S LIABILITY

          Contractor's duties, liabilities or obligations pursuant to this Agreement shall not be relieved, diminished, reduced or otherwise limited by virtue of the appointment by Owner of any such outside party or the performance by such outside party or the Independent Consultant of any of its duties or inspections, it also being the agreement and understanding of the parties hereto that such outside parties and the Independent Consultant shall have no duty or obligation whatsoever toward Contractor.

     ARTICLE 5: OWNER'S RIGHT OF ENTRY AND OCCUPANCY FOLLOWING
                       SUBSTANTIAL COMPLETION

     5.1  RIGHT TO ENTER

          In addition to Owner's right of inspection throughout the period of design and construction of the Work, Owner shall have the right to enter upon and occupy the Casino and the Hotel after their respective dates of Substantial Completion. Following Owner's entry, and in exercising its right of occupancy, Owner shall have the right to take or cause to be taken any actions within the occupied portion of the Project deemed necessary or desirable by Owner, in Owner's total and absolute discretion, in carrying on, operating, using and occupying such portion of the Project.

     5.2  NO INTERFERENCE WITH CONTRACTOR'S REMAINING WORK

          The entry and occupancy by Owner of the Casino or the Hotel shall not be deemed an acceptance of the Work. Owner, in entering upon and occupying any portion of the Project prior to Contractor's total and final completion of all of its construction obligations with respect to the Work, shall not unreasonably or materially interfere (it being recognized by Contractor that any entry or occupancy by Owner prior to total and final completion of the Work will have some affect on Contractor's operations on the Site) with the remaining construction Work.

     5.3  OWNER APPROVALS

          The Contractor acknowledges and agrees that any review, approval, comment or evaluation by the Owner of any plans, drawings, specifications or other documents prepared by or on behalf of the Contractor shall be solely for the Owner's determining for the Owner's own satisfaction the suitability of the Project for the purposes intended therefor by the Owner, and may not be relied upon by the Contractor, its subcontractors or any other third party as a substantive review thereof. The Owner, in reviewing, approving, commenting on or evaluating any plans, drawings, specifications or other documents, shall have no responsibility or liability for the accuracy or completeness of such documents, for any defects, deficiencies or inadequacies therein or for any failure of such documents to comply with the requirements set forth in this Agreement; the responsibility for all of the foregoing matters being the sole obligation of the Contractor. In no event shall any review, approval, comment or evaluation by the Owner relieve the Contractor of any liability or responsibility under this Agreement, it being understood that the Owner is at all times ultimately relying upon the Contractor's skill, knowledge and professional training and experience in preparing any plans, drawings, specifications or other documents.

     5.4  OWNER INFORMATION

          Any information or documentation provided by the Owner to the Contractor relating to the Project and/or existing conditions upon, about, beneath or adjacent to the Site, including, without limitation, any information pertaining to subsurface conditions, borings, test pits, tunnels and other conditions affecting the Site, is provided only for the convenience of the Contractor. The Owner makes no representation or warranty as to, and assumes no responsibility whatsoever with respect to, the sufficiency, completeness or accuracy of such information and makes no guarantee, either express or implied, that the conditions indicated in such information or documentation are representative of those existing at the Site or existing throughout the performance of the Work, and there is no guarantee against unanticipated or undisclosed conditions.

                  ARTICLE 6: PUNCH LISTS AND FINAL COMPLETION

     6.1  PREPARATION OF PUNCH LIST

          Contractor shall submit a list (a "Punch List") at the time it submits application for certificate of Substantial Completion for the Casino and the Hotel. Owner shall have the obligation to supplement and amend each such Punch List and attach such amended and supplemental Punch Lists to the certificates of Substantial Completion. Following the date any portion of the Project is Substantially Completed, Owner shall have the right to amend and supplement the Punch List, setting forth items which need completion in accordance with the Construction Documents and good workmanship. All such Punch Lists shall be submitted to Contractor as soon as practicable but in no event later than twenty
(20) days following the date of Substantial Completion of the portion of the Project to which such Punch Lists have reference. Contractor agrees that as soon as reasonably possible, but in any event within twenty (20) days after receipt of any such Punch List, Contractor shall complete, or commence and diligently pursue the completion of, all of the items set forth therein. If Contractor shall fail to complete, or fail to commence and thereafter fail to diligently pursue the completion of, as the case may be, such items within the prescribed time period, Owner, after giving written notice and two (2) days to cure, shall have the right, but not the obligation, to cause such items to be completed and to deduct from any amount due Contractor the cost of completing such items.

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

     6.2  FINAL COMPLETION

          For purposes of this Agreement, the terms "Finally Completed", "Finally Complete", and "Final Completion" shall be deemed to have occurred upon the completion by Contractor of all of the Punch List items enumerated on the Punch Lists and final acceptance of the Work by Owner.

               ARTICLE 7: CONTRACTOR'S WARRANTY OF CONSTRUCTION

     7.1  WARRANTY

          Contractor hereby makes the following warranties and guarantees with respect to the Work undertaken by Contractor pursuant to this Agreement:

          7.1.1 Warranty with Respect to Professional Services.   All design,
architectural, engineering and other professional services to be provided by Contractor as part of the Work shall be performed (i) by duly licensed and certified Colorado architects and engineers, (ii) with due diligence and to a professional standard of competence, quality and technical accuracy, and (iii) in strict conformity with all the requirements of this Agreement.

          7.1.2 Warranty with Respect to Construction Work. All construction work to be provided by Contractor as part of the Work shall be constructed, supplied and installed by qualified, careful and efficient workers, performed in a good and workmanlike manner, free from defects in design, workmanship and material, and in strict conformity with the Construction Documents and with all the requirements of this Agreement.

          7.1.3 Warranty With Respect to Materials and Equipment. All materials, supplies and equipment to be furnished by Contractor in connection with the Work will be of good quality and new, free of faults, defects and deficiencies, and will be safe for its intended purpose.

          7.1.4 Period of Warranty. The warranties and guarantees set forth in this Section 7.1 shall survive termination or expiration of this Agreement, and shall remain in full force and effect for the following periods:

     (i) One year after the Casino Substantial Completion Date for Work related to the Casino (except for public water improvements for the benefit of the City of Black Hawk, which shall be for a period of three years); and

     (ii) One year after the Hotel Substantial Completion Date for Work related to the Hotel.

     7.2  EXTENT OF WARRANTY

          If, at any time prior to the expiration of the warranty periods set forth in Section 7.1.4, Owner shall discover any breach of the Contractor's warranties, the Contractor shall, upon written notice from the Owner and at Contractor's sole expense, immediately correct such failure or breach (which corrective action shall include, without limitation, the correction of the defective or nonconforming work, the removal and replacement of other portions of the Work that are necessary to be removed to gain access to the portion of the Work to be corrected, the repair or replacement of any damage caused by said defective or nonconforming work, and any necessary removal, disassembly, reinstallation, reconstruction, retesting and reinspection of any part of the Work). Contractor shall indemnify, hold harmless, reimburse and make whole Owner for any and all other damages, costs or liabilities suffered by Owner or others to whom Owner is liable by reason of or as a result of any breach of Contractor's warranties or the failure of Contractor to promptly and properly correct same (including without limitation bodily injury, death, and property damage). All defective or nonconforming materials which Owner requires to be replaced shall be removed promptly from the Site by Contractor. All costs and expenses incurred by Contractor in correcting or replacing any defective or nonconforming work or in undertaking any of its various obligations delineated in this Section shall not constitute Cost of the Work but rather shall be undertaken by Contractor from its own funds. If Contractor fails promptly to commence correcting any nonconformity or defect as directed by Owner, Owner may correct such defect or nonconformity and charge the cost to the Contractor.

     7.3  NON-APPLICABILITY OF WARRANTY

          The obligations of Contractor's warranty shall not extend to any Owner Furnished FF&E.

     7.4  SURVIVAL OF WARRANTY

          The provisions of the warranties provided in this Article 7, together with any applicable warranties and guarantees of Contractor's subcontractors and suppliers which Contractor has agreed to assign or otherwise give to Owner pursuant to Section 7.5, shall survive inspection, approval, test and acceptance of and payment for the Work and shall run to and inure to the benefit of Owner, its successors and assigns.

     7.5  ASSIGNMENT OF WARRANTIES

          Contractor agrees to assign to Owner, or otherwise give Owner the benefit of, all warranties and guarantees which Contractor has, or to which Contractor is entitled, from Contractor's subcontractors, suppliers, materialmen and manufacturers. Owner shall have the absolute right to assign to any party, in whole or in part, or to otherwise give any party the benefit of all warranties or guarantees which Owner has or to which Owner is entitled under this Agreement without the necessity of obtaining the consent of the warranting party, and such assignment shall not in any way diminish or abrogate such warranties.

     7.6  MANUALS AND TRAINING

          Contractor shall deliver to Owner, upon the date of Substantial Completion of any portion of the Project, all operating and training manuals applicable to systems, equipment and

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

material located in such portion of the Project and copies of the results of all tests done by Contractor or on Contractor's behalf in conjunction with the Work. Contractor also agrees to conduct two training sessions of a duration satisfactory to Owner for the Project designed to train Owner's staff in the operation and maintenance of the Project's systems following the date on which Owner enters and takes possession of the Project.

                            ARTICLE 8: CONTRACT SUM

     8.1  TOTAL COMPENSATION

          As full and total compensation for all Work required pursuant to this Agreement, Owner will pay to Contractor the following amount (the "Contract Sum"):

          8.1.1 Cost of the Work. All the Cost of the Work, as such costs are enumerated in this Agreement; and

          8.1.2 Contractor's Fee. A fee (except as limited by the Guaranteed Maximum Price) in the amount of three and one-quarter percent (3-1/4%) of the Cost of the Work (the "Contractor's Fee") for Contractor's administration of this Agreement and as total compensation for all of Contractor's home office overhead, indirect costs and profit.

     8.2  CONTRACTOR'S GUARANTEED MAXIMUM PRICE

          8.2.1 Guaranteed Maximum Price. Contractor hereby guarantees that the sum of (i) the Cost of the Work and (ii) the Contractor's Fee shall not exceed the total dollar amount of Forty Seven Million Three Hundred Thirty Six Thousand One Hundred Seventy Four And No/100 Dollars ($47,336,174.00) (the "Guaranteed Maximum Price"). Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner. Except as specifically provided in Exhibit H attached hereto, the Contractor represents there are no allowances or similar arrangements applicable to or provided under this Agreement for any portion or phase of the Work and Contractor agrees not to claim that any portion or phase of the Work is covered by any allowances or similar arrangements which would permit Contractor to avoid its obligations to fully and totally complete all of the Work required to be completed by Contractor pursuant to this Agreement for an amount not in excess of the Guaranteed Maximum Price.

          8.2.2 Owner Furnished FF&E Excluded. Contractor and Owner acknowledge and agree that Owner will provide certain furniture, fixtures and equipment (hereafter referred to as "Owner Furnished FF&E") to be incorporated into the Site which do not constitute a part of the Work, which shall not constitute Cost of Work, and which shall not be chargeable against the Guaranteed Maximum Price. Owner shall be solely responsible for furnishing and installing the Owner Furnished FF&E and shall pay all costs and expenses in connection therewith. A detailed enumeration of the Contractor supplied and installed FF&E (which is part of the Work) and the

Owner Furnished FF&E is set forth in the Equipment/Material Responsibility Matrix attached hereto as Exhibit G.

     8.3 EXCESS AND SAVINGS

          8.3.1 Excess Cost Above Guaranteed Maximum Price. In the event that the sum of the Cost of the Work exceeds the Guaranteed Maximum Price, such excess shall be the sole responsibility of the Contractor and the Contractor shall be obligated to totally complete the Work required to be performed by Contractor pursuant to this Agreement, regardless of cost, and to bear the full and entire burden of any costs and expenses which exceed the Guaranteed Maximum Price from its own funds and not from the funds of Owner, and Owner shall not be obligated to pay any portion of said excess above the Guaranteed Maximum Price.

          8.3.2 Savings Below Guaranteed Maximum Price. In the event the sum of the Cost of the Work and the Contractor's Fee is less than the Guaranteed Maximum Price, the amount of the savings shall accrue and inure to the benefit of the Owner and Contractor as follows:

          . The first $500,000 of savings shall accrue entirely to the Owner;

          . The next $500,000 of savings shall be split 80% to the Owner and 20% to the Contractor;

          . The next $1,000,000 of savings shall be split 70% to the Owner and 30% to the Contractor; and

          . Any additional savings shall be split 60% to the Owner and 40% to the Contractor.

     8.4 COST OF THE WORK

          The term "Cost of the Work" shall mean the costs enumerated below which were necessarily incurred in the proper performance of the Work and actually paid by the Contractor at rates not higher than the standard paid in the locality of the Work except with prior consent of the Owner, excluding (i) the items specifically denoted as not being Cost of the Work elsewhere in this Agreement, (ii) the credits enumerated in Section 8.5, (iii) the costs enumerated in Section 8.6, and (iv) any other costs which are not specifically provided in this Section 8.4.

          8.4.1 Salaries or Wages. Salaries or wages paid for all labor, including part-time senior project manager, full-time project manager, part-time accountant, project engineers, assistant superintendent, superintendent, field engineer, foremen, timekeeper and clerk, expediter, teamsters, truck drivers, mechanics, craft persons, laborers, and all others employed at the Site as "general conditions" personnel and approved by Owner as necessary for the proper conduct of the Work and for the time employed on the Work (excluding safety personnel), in the direct employ of the Contractor in the proper performance of the Work under applicable collective bargaining Agreement, or under a salary or wage schedule agreed upon in advance by the Owner and Contractor, and including such welfare or other benefits, if any, as may be payable with respect thereto but only if approved in writing by Owner prior to commencement of the Work. All such salaries shall be reasonable in light of the type and the location of work to be performed; provided, however, the parties recognize that the part-time senior project manger and the part-time accountant will work from the Contractor's home office.

          8.4.2 Overtime Payments. Overtime premium payments to Contractor employees where straight time salaries and wages are reimbursable as Cost of the Work.

          8.4.3 Contractor Self-Perform Trade Work. Payments toward Contractor's lump sum bid(s) for trade work which Contractor is self-performing pursuant to the terms of this Agreement; it being understood that all such self-performed work shall be compensated through the Contractor's lump sum bid(s) and no such work shall be charged as any other Cost of the Work.

          8.4.4 Cost of Employee Benefits. Cost of all employee benefits and actual taxes incurred during the performance of the Work for such items as unemployment compensation, payroll taxes, workmen's compensation, general liability insurance, social security, safety expense, 401(k)/pension, medical insurance, training fund, vacation fund, employee bonus fund, and employee recruitment fund, insofar as such cost is based on wages, salaries, or other remuneration paid to employees of the Contractor and included in the Cost of the Work under Sections 8.4.1 through 8.4.2.

          8.4.5 Travel and Subsistence Expenses. The proportion of reasonable local transportation, travel and subsistence expenses of the Contractor's full time on site employees incurred while traveling in discharge of duties connected with the Work, said travel, transportation and subsistence activities to be made in accordance with Haselden Construction, Inc.'s policies.

          8.4.6 Cost of Material and Supplies. Cost of all structural accessories, materials, supplies and equipment incorporated into the Work, including costs of transportation, storage and installation thereof, less any countercharges collected from the suppliers thereof. Storage costs may include those expenses for storing pre-cast concrete or other materials fabricated specifically for this Project.

          8.4.7 Design Fees. All architectural, engineering and consulting fees and expenses incurred in designing and constructing the Project and paid by Contractor to the Contractor's Architect or such other consultants as had been previously approved in writing by Owner.

          8.4.8 Subcontractor's Payments. Payments made by the Contractor to subcontractors for Work performed pursuant to subcontractors under this Agreement, less any countercharges collected from such subcontractors.

          8.4.9 Cost of Tools, Equipment and Facilities. Cost, including transportation, loading and unloading, demurrage, express, freight, cartage and maintenance, of all materials, supplies, equipment, temporary facilities or other structures utilized on the Site by Contractor, temporary fences, guard rails, scaffolds, barricades, safety railings, field and office equipment.

          8.4.10 Cost of Major Construction Equipment. Purchase or rental charges of all necessary major construction tools and equipment, exclusive of hand or small tools, used at the Site of the Work, whether purchased or rented from the Contractor or others; expenditures for transportation and delivery costs to and from the Site of the Work of said tools and construction equipment, loading and unloading, assembling, erecting, installing, moving and dismantling, and minor repairs and replacements during use on the work. Rental charges for machinery and equipment rented from the Contractor or a subsidiary shall not exceed eighty-five percent (85%) of the Association of Equipment Dealers rate. Rental charges for machinery and equipment rented from a third party unrelated to Contractor shall be reimbursed at the full rate charged by the third party to Contractor.

          8.4.11 Insurance Premiums. Cost of premiums for all insurance which the Contractor may be required to purchase and maintain pursuant to the provisions of this Agreement and any additional professional liability insurance required by Owner pursuant to this Agreement; provided all general liability insurance shall be billed at 0.7% of the Cost of the Work (excluding items in this Section 8.4.11).

          8.4.12 Taxes. Sales, use or similar taxes related to the Work and for which the Contractor is liable.

          8.4.13 Fees, Royalties and Deposits. Permit fees, licenses, tests, royalties, and deposits lost for causes other than (i) the Contractor's negligence, (ii) Contractor's failure to timely make any payments or (iii) Contractor's noncompliance with its obligations pursuant to this Agreement.

          8.4.14 Uninsurable Losses. Losses and expenses, not compensated by insurance, sustained by the Contractor in connection with the Work, provided they have resulted from causes other than the fault or neglect of the Contractor and so long as Contractor has totally complied with the insurance obligations imposed upon Contractor in this Agreement. Such losses shall include settlements made with the written consent and approval of the Owner.

          8.4.15 Communication Expenses. Minor expenses such as long distance telephone calls and telephone service at the Site; express age; custom duties on materials, drawings, or Contractor's equipment; cost of telegraph charges incurred at the Site of the Work by Contractor in connection with the Work; cost of progress photographs and negatives; and similar petty cash items in connection with the Work.

          8.4.16 General Conditions. Cost of fuel, power, light, temporary heat, winter protection, temporary covers for openings, scheduling costs and water used during construction.

          8.4.17  Clean-up.  Cost of removal of all debris.

          8.4.18 Emergency. Cost incurred due to an emergency affecting the safety of persons and property on the Site.

          8.4.19 Other Agreement Cost. Any and all other items elsewhere in this Agreement specifically and expressly provided to be included in this Cost of Work.

          8.4.20 Pre-Approved Cost. Other costs incurred in the performance of the Work if and only to the extent approved in advance in writing by the Owner.

     8.5  CREDITS TO COST OF THE WORK

          Cost of the Work shall be credited with (reduced by) the following amounts:

          8.5.1 Proceeds of Sale. Proceeds of sales of all tools, surplus materials, construction equipment, and temporary structures which have been purchased for and charged to the Work otherwise than by way of rental and remaining after final completion, whether such sales are made to Owner, Contractor or some other party.

          8.5.2 Discounts and Refunds. Trade and time discounts, rebates and refunds or commissions allowed to or collected by Contractor from suppliers of materials or from subcontractors, together with all other refunds, returns, or credits received for return of materials or on bond or insurance premiums, or otherwise. Contractor shall notify Owner in writing of any cash discounts applicable to the Work if the amount of the discount exceeds $1,000. To the extent Owner makes timely payments to Contractor with respect to the items subject to discounts, rebates and refunds so that the funds are on deposit with and available for use by Contractor, all such savings shall accrue to the benefit of the Owner as a reduction in the Cost of the Work; provided however, that any cash discounts of $1,000 or less or which are received as a result of payment by Contractor out its own funds, shall inure to the benefit of Contractor.

          8.5.3 Material Retained by Contractor. Reasonable market value at the time of removal of all material, tools and equipment actually used on the Work, the purchase price for which was included in the Cost of the Work and which upon completion of the Work were retained by Contractor.

          8.5.4 Deposits. The full return amount of deposits made and charged against the Work for which Contractor obtains credit or refund.

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

          8.5.5 Proceeds of Sale of Excess Equipment. Proceeds of sale of any of Owner's excess equipment which are salvageable.

          8.5.6 Proceeds of Existing Property and Furniture. Proceeds of sale of any of Owner's existing property and furniture located on the Site.

          8.5.7  COST NOT TO BE REIMBURSED

          Cost of the Work shall not include any of the following items:

          8.5.8 Office Personnel Expenses. Salaries, expenses or other compensation of the Contractor's personnel at the Contractor's principal office and branch offices, except as otherwise specifically permitted in Section 8.4.

          8.5.9 Office Expenses. Expenses of the Contractor's principal and branch offices, other than the field office.

          8.5.10 Capital Expenses. Any part of the Contractor's capital expenses, including interest on the Contractor's capital employed for the Work.

          8.5.11 Unpermitted Rental Cost. Except as specifically provided for in Section 8.4.10, rental costs of machinery and equipment.

          8.5.12 Overhead and General Expenses. Overhead or general expenses of any kind, except as may be expressly included in Section 8.4.

          8.5.13 Warranty and Corrective Work. All costs and expenses associated with warranty or corrective work by Contractor.

          8.5.14  Preconstruction.  All preconstruction costs and expenses.

          8.5.15 Unincluded Items. The cost of any item not specifically and expressly included in the items described in Section 8.4.

          8.5.16 Excluded Items. The cost of any item specifically and expressly excluded from Cost of the Work in various provisions of this Agreement.

          8.5.17 Guaranteed Maximum Price Excess. Costs in excess of the Guaranteed Maximum Price, if any, as such Guaranteed Maximum Price may be adjusted under this Agreement.

     8.6  AUDIT

          8.6.1 Right to Conduct Audit. Owner and the Independent Consultant will have the right to conduct an audit of all payments made and costs incurred by Contractor during the term

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

of this Agreement and for a period of three (3) years after the date of final completion of all the Work. Contractor agrees to retain all pertinent records applicable to the Work for said period of time. If the audit indicates that any sums have been paid in error or upon erroneous applications, such sums shall be adjusted by the audit and Contractor shall pay Owner all sums shown by said audit to be due to Owner.

          8.6.2 Imposition of Requirement on Subcontractors. With respect to any subcontractors who entered into approved subcontracts with Contractor where the basis of compensation to the subcontractor was "guaranteed maximum price," "cost of the work" or "cost plus", the Contractor shall include in all of its subcontracts appropriate language requiring such subcontractors to comply with the provisions of this Section 8.7 requiring them to submit to an audit within three (3) years after the date of final completion of all the Work and to retain all pertinent records as provided herein.


                      ARTICLE 9:  PAYMENT OF COMPENSATION

     9.1  APPLICATIONS FOR PROGRESS PAYMENTS

          9.1.1 Time of Submission. Contractor shall prepare and present to Owner and the Independent Consultant, for their approval and for payment, a monthly application for payment (the "Application for Payment") for the Cost of the Work incurred by Contractor for the previous thirty (30) days, which shall be given under oath of the person executing the Application of Payment. Applications for payment shall be submitted on the last day of each calendar month and shall apply to the thirty (30) day period ending on the twenty-fifth
(25th) day of such calendar month.

          9.1.2 Contents of Application for Payment and Attachments. Each such Application for Payment shall contain or include the following:

          9.1.2.1 A statement of the current Guaranteed Maximum Price, including Change Orders approved and Construction Change Directives issued;

          9.1.2.2 The dollar percentage of completion of the Contractor's Work based on a schedule of values previously submitted to and approved by the Owner;

          9.1.2.3 Acknowledgment of the total of all monies received on account of this Agreement to and including the payment applied for in the presented monthly Application for Payment;

          9.1.2.4 The net amount of the Cost of the Work due for the current period, after deducting the retainage provided for under Section 9.5, except no deduction for retainage on the fees of the Contractor's Architect or its consultants;

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

               9.1.2.5 A statement of any back charges and credits to which Owner is entitled;

               9.1.2.6 A statement of any claim for charges or extras due to Contractor;

               9.1.2.7 If required by Owner or Independent Consultant, the names of all subcontractors, suppliers and materialmen who have supplied labor, materials, equipment and services to the Site during said thirty (30) day period, together with documentation (which may include properly certified and correct invoices in duplicate) sufficient to establish the amount that is owed to them by Contractor as of the end of said period. Owner and Independent Consultant shall have the right to review at Contractor's office the addresses and telephone numbers of all names so identified by Contractor and said information, together with a repetition of the information contained in the Application for Payment, upon Owner's request, shall be provided by Contractor in a sworn statement separately from the Application for Payment within fifteen business days from the date of Owner's request;

               9.1.2.8 A lien waiver from Contractor with respect to all Work covered by the Application for Payment; releases and lien waivers in a form and content satisfactory to Owner and Independent Consultant from all architects, consultants, laborers, materialmen and subcontractors performing Work or providing materials, equipment or services and upon completion of the Work; and a release from Contractor, and all architects, consultants, laborers, materialmen and subcontractors, of all claims against the Owner arising under or by virtue of this Agreement. All releases and lien waivers obtained by Contractor from its architects, consultants, laborers, materialmen, and subcontractors and submitted by Contractor to Owner, together with Contractor's lien waiver submitted by Contractor to Owner, with respect to all Work covered by the Application for Payment being processed by Owner may be contingent upon receipt of payment pursuant to the application for Payment. All releases and lien waivers which contain such payment contingency and which relate to Work for which compensation has been paid by Owner to Contractor pursuant to the Application for Payment with which they were submitted shall be resubmitted without such contingency (i) with the immediately subsequent Application for Payment submitted by Contractor or (ii) within thirty (30) days following the date of payment of the Application for Payment with which they were submitted, whichever is earlier;

               9.1.2.9 With respect to Changes in the Work, Contractor's monthly statement shall include such work only after the procedures set forth in
Section 1.7 for incorporating the change into the Work has been complied with and shall set forth Owner's Change Order or Construction Change Directive numbers;

               9.1.2.10 With respect to materials not yet incorporated into the Work, Contractor's monthly statement shall include such materials only to the extent such materials are (i) needed within sixty (60) days from their delivery for incorporation into the Work, purchased in order to obtain a price discount at the direction of the Owner, or if otherwise approved by Owner in its sole discretion, (ii) delivered and suitably stored at the Site or at some other bonded location agreed to in writing by Owner, and (iii) readily and specifically identified as belonging to the Work and not

"commodity", "generic" or "stock" items not identified as belonging to the Work. With respect to all materials incorporated into the Work, Contractor's monthly statement shall include such materials only to the extent that the absolute Ownership thereof shall have vested in Owner, and Contractor shall have furnished to Owner, if required by Owner, the contracts, bills of sale or other Agreement under which title thereto is claimed; and

          9.1.2.11 All other information and documents, in the form required by Owner or Independent Consultant, which Owner or Independent Consultant requires in order to facilitate the final completion of the Work, which documents may be according to AIA Forms G-702 and G-703.

          9.1.3 Failure to Submit Proper or Timely Application for Payment. In the event Contractor fails to prepare and present to Owner the monthly Application for Payment in a timely manner, Owner shall only be required to make progress payments for said payment in the event Owner's Independent Consultant does not reject said tardy Application for Payment and makes disbursements from the Construction Disbursement Account to Owner pursuant thereto. In the event Contractor prepares and presents to Owner an incomplete or improper monthly Application for Payment, Contractor shall have the right to supplement or correct such monthly Application for Payment. In the event of such improper Application for Payment, Owner shall not be responsible or required to make the revised progress payment for said payment unless timely corrected by Contractor.

     9.2  CONTRACTOR'S ARCHITECT CERTIFICATE

          Contractor shall cause Contractor's Architect to issue a certificate for payment (the "Certificate for Payment") certifying (i) that the portion of the Work for which the Contractor seeks payment has been properly performed, and
(ii) that the matters set forth in Contractor's Application for Payment, and the information and documentation submitted therewith, are valid, accurate and complete; said Certificate for Payment to be forwarded to Owner together with Contractor's Application for Payment. The Certificate for Payment shall cover an inspection which was made by Contractor's Architect not more than four business days prior to the date on which such Certificate for Payment is forwarded to Owner.

     9.3  DEDUCTIONS

          Owner shall have the right to deduct from all the amounts payable to Contractor hereunder any amounts due Owner by Contractor pursuant to any provisions of this Agreement.

     9.4  WITHHOLDING

          9.4.1 Right to Withhold. Owner may withhold monthly progress payments, in whole or in part, in order to protect Owner from loss because of (but only to the extent of such actual or expected loss):

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

               9.4.1.1 Defective work not remedied, materials not furnished, cleanup not performed or any other noncomplying aspects of the Work;

               9.4.1.2 Claims, levies, attachments, liens, stop notices or court orders filed, or which the Owner reasonably believes are likely to be filed, including claims covered by insurance or bonds until such claims are accepted by the insurance carrier or bond company (unless the same are caused by the Owner's failure to make payments hereunder when properly due); provided, however, as to mechanics' lien claims, if the Contractor furnishes a bond satisfactory to the Owner, no funds shall be withheld as to such claim;

               9.4.1.3 Failure of Contractor to make payments properly and timely after receipt of Owner's payment to Contractor to its subcontractors or for labor (including customary fringe benefits), materials or equipment, transportation or shipping costs, taxes, fees or any other claims growing out of the Work;

               9.4.1.4 A determination by Owner or Independent Consultant that the Work cannot be completed for the then remaining unpaid balance of the Guaranteed Maximum Price and a refusal by Independent Consultant to authorize disbursements from the Construction Disbursement Account until satisfactory arrangements to cover the deficiency have been made;

               9.4.1.5 Damage to any portion of the Work, another contractor or to Owner;

               9.4.1.6 Reasonable indication in Owner's opinion that the Work will not be completed in compliance with the Schedule;

               9.4.1.7  Unsatisfactory prosecution of the Work by Contractor;

               9.4.1.8 Failure to deliver to Owner insurance certificates, bonds, maintain on the Site the "as-built" drawings, provide final "as-built" drawings, survey and manuals, failure to properly train Owner's employees, failure to provide written guarantees or warranties or the failure to obtain approvals of the Work required by any authority having jurisdiction thereof;

               9.4.1.9 Filing by or against Contractor of a petition for bankruptcy or reorganization; and

               9.4.1.10 To the extent any liability, claims, judgements, or demands which Owner has been indemnified and saved and held harmless by Contractor under this Agreement, any money due or to become due to Contractor sufficient to compensate Owner with respect thereto.

          9.4.2 Conditions for Release of Withheld Amounts. The above right of Owner to withhold monthly progress payments of Contractor, or for Independent Consultant to refuse to release funds from the Construction Disbursement Account, shall remain in effect even though the

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

Contractor, if requested by Owner, has posted a full payment and performance bond. When the above grounds are removed by Contractor, to the satisfaction of Owner and Independent Consultant, payments for the amounts so withheld will be made by Owner pursuant to the procedures set forth elsewhere in this Article 9. However, as a condition to resuming such payments, Owner and Independent Consultant may require that the Contractor furnish releases in a form satisfactory to Owner and Independent Consultant for all claims made under
Section 9.4.1.2 and 9.4.1.3 and/or supporting invoices, receipts or other records to substantiate the amounts owing or paid.

     9.5  RETAINAGE

          Owner and Independent Consultant shall have the right to retain from the gross amount requested to be paid in each Application for Payment during the term of this Agreement ten percent (10%) of both the Cost of the Work (excluding fees of the Contractor's Architect and its consultants) and the Contractor's Fee, which shall be held by Owner until such time as:

          9.5.1 Achievement of Final Completion. The last portion of the Work has been finally certified and accepted by Owner and the Independent Consultant; and

          9.5.2 Final Inspection. Final inspection of the Project has been made and approved by Owner and Independent Consultant, which inspection shall occur within ten business days of Contractor's filing the notice of completion; and

          9.5.3 Certificate of Occupancy. A permanent certificate of occupancy has been issued to Owner by the appropriate Governmental Authority; and

          9.5.4 Remaining Obligations. All other conditions to final payment set forth in this Agreement have been satisfied.

          9.5.5 No Further Retainage Withheld. Owner and Contractor acknowledge that the retainage provisions of this Section 9.5 are ones which Owner anticipates will be required by Owner's arrangements with the Noteholders' Representatives. Owner hereby agrees to use its best efforts to negotiate with and secure agreement from the Noteholders Representatives for (A) a retainage provision which permits Owner, once fifty percent (50%) of the Cost of the Work, as adjusted by Change Order or Construction Change Directive, has been paid by Owner, and so long as (i) Owner and Independent Consultant are satisfied that Contractor is performing the Work in accordance with this Agreement, and (ii) Contractor passes on the reduced retainage requirements to its subcontractors, to reduce retainage then held by the Owner to five percent (5%) of the then expended Cost of the Work and Contractor's Fee (and to reduce retainage withheld on future payments to the Contractor to five percent (5%)), and (B) a retainage provision which allows release of that portion of the retainage which is held in relation to the excavation and pre-cast concrete subcontractors upon the final completion of each such subcontractor's work.

     9.6  PAYMENT OF CONTRACTOR'S FEE

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

          Subject to the retainage provisions of Section 9.5, the Contractor shall be paid its Contractor's Fee on the basis of the Cost of the Work for which the Contractor is being paid. Such payments shall be made monthly and the amount of the Contractors' Fee payable by Owner to Contractor shall be completed by Contractor and included for payment in the monthly Applications for Payment, after deducting therefrom the retainage.

     9.7  PAYMENT OF PROGRESS PAYMENTS

          Upon Contractor's compliance with the procedures set forth in this
Article 9 with respect to the submission of its Applications for Payment and the Certificate for Payment by the Contractor's Architect, and only to the extent that Owner has received disbursements from the Construction Disbursement Account for such Work, Owner will make progress payments on account of the Cost of the Work and Contractor's Fee to Contractor within fifteen (15) days after receipt by Owner of the foregoing items, withholding therefrom pursuant to Section 9.5 the applicable retention amount and any other amount Owner is entitled to withhold pursuant to this Agreement. Contractor agrees to pay to its subcontractors, agents and consultants within a timely period following Contractor's receipt of its progress payment from Owner, all amounts due and payable to said subcontractors, agents and consultants which were included in the Application for Payment for which Owner's progress payment related.

     9.8  FINAL PAYMENT

          Final payment, constituting the retention withheld by Owner and any other sums and amounts owing to Contractor under the terms of this Agreement, shall be made by Owner to Contractor within ten days after the expiration of the conditions enumerated in Section 9.5. If a Punch List is submitted with respect to any portion of the Project, then Contractor shall deliver, in writing, its unconditional promise to complete said Punch List items within a reasonable time thereafter, and Owner shall retain from said final payment in the event such Punch List had not been totally completed as of such time a sum equal to two hundred percent (200%) of the estimated cost of completing such Punch List items (the "Holdback Amount"). Owner will list each Punch List item separately, and Owner and Contractor shall agree on the estimated cost of completing each such Punch List item, which cost shall also be listed separately. Thereafter, Owner will pay to Contractor monthly, on the twentieth (20th) day of each month, the amount retained for each said Punch List item completed during the previous month.

     9.9  PAYMENT NOT ACCEPTANCE

          No payment made under this Agreement, nor any partial or entire use or occupancy of the Project or any portion thereof by Owner, shall be evidence that the Contractor has performed its obligations under this Agreement, either wholly or in part, nor shall such payment, use or occupancy be construed as an acceptance of Work not in accordance with this Agreement, or an approval of any of the items in any requisition made or bill rendered.

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

     9.10 RELEASE OF CLAIMS

          Acceptance of final payment by Contractor shall constitute a release and waiver by Contractor of all claims that Contractor has or may have against Owner.

     9.11 CONTRACTOR'S LIABILITY FOR EXCESS OVER GUARANTEED MAXIMUM PRICE

          No Application for Payment shall be submitted by Contractor to Owner and no payments shall be required to be made by Owner to Contractor for expenditures in excess of the Guaranteed Maximum Price, and Contractor shall be obligated to and shall prosecute the Work to completion and shall pay from its own funds all costs and expenses of such Work in excess of the Guaranteed Maximum Price.

     9.12 CONTINGENT ASSIGNMENT OF SUBCONTRACTS

          9.12.1 Assignment of Contractor's Interest in Subcontracts and Suppliers Contracts. Contractor hereby assigns to Owner its interest in all subcontracts and material and supplier contracts in connection with construction of the Project, such assignments to be effective only if Owner or its assignee undertakes construction of the Project in case of termination of this Agreement by reason of Contractor's nonperformance hereunder. Contractor shall cause each subcontract and material and supplier contract to contain a clause specifically recognizing such contingent assignment and obligating the Contractor's Architect, subcontractors and materialmen to perform their obligations under their respective agreements in the event this assignment become effective.

     9.13 INTEREST RATE

     Any amounts properly due to the Contractor or the Owner from the other party, but which remain unpaid by such other party, shall bear interest at an annual rate equal to ten percent (10%) from the date due until paid.

                         ARTICLE 10:  INDEMNIFICATION

          10.1 Indemnity. To the fullest extent permitted by law, the Contractor shall indemnify, defend and hold harmless the Owner, the Independent Consultant, the Noteholders and their respective officers, directors, employees, agents, affiliates and representatives (the "Indemnitees"), from and against any and all claims, demands, suits, liabilities, injuries (personal or bodily), property damage, causes of action, losses, expenses, damages or penalties, including, without limitation, court costs and reasonable attorneys' fees, arising or resulting from, or occasioned by or in connection with (i) negligent or wrongful acts or omissions of the Contractor, a subcontractor, a subsubcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable which results in bodily injury or property damage,
(ii) Contractor's failure to comply with applicable Laws, and/or (iii) any breach, default, violation or nonperformance by the Contractor of any term, covenant, condition, duty or obligation provided in this Agreement. Notwithstanding the foregoing or anything to the contrary contained in this Agreement, the Contractor's aggregate liability to the Owner in relation to design errors or omissions which result from the performance of professional services hereunder as an architect or engineer shall be limited to $5,000,000. This indemnification, defense and hold harmless obligation shall survive the termination or expiration of this Agreement.

          10.2 No Limitation. In claims against any person or entity indemnified under the preceding Section 10.1 by an employee of the Contractor, a subcontractor, a subsubcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under such Section 10.1 shall not be limited by a limitation on the amount or type of damages, compensation or benefits payable by or for the Contractor, a subcontractor, a subsubcontractor or any other above-referenced party under workers' or workmen's compensation acts, disability benefit acts, other employee benefit acts, or by common law or case law.

          10.3 Liens. Contractor further agrees to indemnify, save, protect and hold harmless the Indemnitees from and against any claim of liens or liens, or both, for labor performed or materials furnished, or both, or to be used on the Site, and, in case suit on any such claims or liens is brought, Contractor shall defend said suit at its own cost and expense and shall pay and satisfy any such lien or judgment as may be established or determined by the decision of the court in said suit. Contractor agrees within ten days after written demand to cause the effect of any suit or lien to be removed from the Site, by bonding or other means acceptable to Owner. In the event Contractor shall fail to do so, Owner is authorized to cause said lien to be removed or dismissed and the cost thereof, together with all attorneys' fees and litigation costs and expenses, shall be deducted by Owner from any monies due to Contractor; provided, however, that Contractor shall not be required to pay and release any lien placed on or accruing against the Site solely by reason of Owner's work during Owner's period of entry and occupancy of the Project or by reason of the Owner's failure to make payment to Contractor when properly due under this Agreement.

          10.4  Lost Profits.  Notwithstanding anything to the contrary in this
Article 10, Contractor shall have no indemnification duties under this Article 10 with respect to lost profits or revenues sustained by Owner as a result a delay in the completion of the Work other than the obligation to pay liquidated damages as set forth in this Agreement.

                            ARTICLE 11: INSURANCE

     11.1 CONTRACTOR'S INSURANCE

          11.1.1 Contractor's Insurance Certificates. Before Contractor mobilizes its forces at the Site or commences the Work at or prepares or delivers materials to the Site, Contractor shall provide certificates of insurance evidencing that Contractor has obtained and maintains with insurance companies satisfactory to Owner the insurance coverages described in this
Article 11. Within a reasonable time after Owner's request, Contractor shall provide Owner with a copy of such

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

policies. Owner, Independent Consultant and such persons or entities as may be designated by the Noteholders' Representatives shall be named as an additional insureds on all of Contractor's policies referred to herein (except on Contractor's worker's compensation insurance and "errors and omissions" insurance policies). The insurance coverage afforded under the policies described herein shall be primary and non-contributing with respect to any insurance carried independently by the additional insureds. All such insurance policies shall indicate that as respects the insureds (whether named or otherwise), cross-liability and severability of interests shall exist for all coverages provided thereunder. All policies of insurance required under this
Article 11 shall be written on an "occurrence" basis, except the Professional Liability Insurance, which shall be written on a "claims made" basis. The insurance specified below shall be placed with insurance companies reasonably acceptable to the Owner, and shall incorporate a provision requiring the giving of notice to the additional insureds at least thirty (30) days prior to the cancellation, non-renewal or material modification of any such policies.

          11.1.2 Contractor's Liability Insurance. Contractor shall purchase and maintain at its sole cost and expense and as a Cost of the Work, during the term of this Agreement, insurance in the forms and minimum amounts described in
Section 11.2 to protect against claims relating to the liabilities which may arise out of or result from Contractor's performance of its obligations under this Agreement, whether such performance be by Contractor, its agents, employees, Contractor's Architect and the consultants of Contractor's Architect or any subcontractors, supplier, materialmen, or manufacturer employed by or retained by Contractor, or any other person employed by or retained by Contractor, or any other person employed or retained by them or any of them or anyone for whose acts any of them may be liable. Such insurance shall be written for not less than any limits of liability specified below or required by law, whichever is the greater, and shall include contractual liability insurance applicable to Contractor's obligations under this Agreement. Contractor shall, at all times during the term of this Agreement, maintain insurance in the form and minimum amounts with financially responsible companies having a minimum "A+" rating by Best and qualified to transact business in the State of Colorado and, further, which have been approved by Owner.

     11.2 SCHEDULE OF INSURANCE COVERAGES

          11.2.1 Worker's Compensation Insurance. A Workers' Compensation Insurance Policy in form and substance reasonably acceptable to the Owner and in an amount not less than the statutory limits (as may be amended from time to time), including Employer's Liability Insurance with limits of liability of not less than (i) U.S. $1,000,000 for bodily injury by accident, each accident, (ii) U.S. $1,000,000 for bodily injury by disease, each employee, and (iii) U.S. $1,000,000 aggregate liability for disease. The Workers' Compensation & Employer's Liability Insurance Policies must each include a waiver of subrogation endorsement in favor of the additional insureds.

          11.2.2 Commercial General Liability Insurance. A Commercial General Liability Insurance Policy written with a combined single limit of liability of not less than $1,000,000.00 for each occurrence of bodily injury and/or property damage and an annual aggregate of liability of not less than $2,000,000.00 for bodily injury and/or property damage, and an annual aggregate of

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

liability of not less than $2,000,000.00 for completed operations and products liability, including the following coverages and endorsements:

               11.2.2.1  Premises and Operations;

               11.2.2.2  Broad Form Property Damage;

               11.2.2.3 Property Damage Liability, including coverage for explosion, collapse, and underground property damage hazards (and providing that an unintentional failure to report hazards shall not invalidate such coverage);

               11.2.2.4 Personal Injury Liability (with employee and contractual exclusions deleted);

               11.2.2.5  Independent Contractor's Protective Coverage;

               11.2.2.6  Broad Form Contractual Liability;

               11.2.2.7 Products/Completed Operations, for three years after completion of the Work and its acceptance by Owner; and

               11.2.2.8 A waiver of subrogation endorsement in favor of the additional insureds.

          11.2.3 Comprehensive Automobile Liability Insurance. A Comprehensive Automobile Insurance Policy in form and substance reasonably acceptable to the Owner and including, without limitation, a waiver of subrogation endorsement in favor of the additional insureds. The Comprehensive Automobile Liability Insurance Policy must provide coverage for all owned, hired, rented and non-owned automobiles, and must be written with a combined single limit of liability of not less than $1,000,000.00 for each occurrence of bodily injury and/or property damage.

          11.2.4 Umbrella Liability Insurance. An Umbrella Liability Insurance Policy written in excess of the coverages provided by the insurance policies described in Sections 11.2.2, 11.2.3 and the Employer's Liability in 11.2.1, in form and substance reasonably acceptable to Company and including, without limitation, a waiver of subrogation endorsement in favor of the additional insureds. The Umbrella Liability Insurance Policy must be written with a combined single limit not less than $10,000,000.00 for each occurrence of bodily injury and/or property damage, and an annual aggregate of liability of not less than $10,000,000.00 for bodily injury and/or property damage.

     11.3  OWNER'S BUILDER'S RISK INSURANCE

          11.3.1 Builder's Risk Policy. Before Contractor commences the Work at or prepares or delivers material to the Site but under no circumstances subsequent to the date of

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

commencement of construction specified in the Notice to Proceed, Owner will provide certificates of insurance evidencing that Owner has obtained and maintains "all risk" builder's risk insurance upon the Work, subject to a deductible amount per occurrence not to exceed ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00). Within a reasonable time after Contractor's request, Owner will provide Contractor with a copy of such policy. The policy will insure Owner, the Contractor and subcontractors as their interests may appear.

          11.3.2 Deductible. Upon each occurrence of property damage insured by the coverage specified in Section 11.3.1, the Contractor's liability (in relation to the insurance deductible only) shall be limited to $5,000; it being understood that the Owner will be responsible for any deductible amount in excess of $5,000.

          11.3.3 Property of Others. Owner will not insure nor be responsible for any loss or damage to property of any kind owned or leased by Contractor, Contractor's Architect or any subcontractors, or their employees, servants, or agents.

          11.3.4  Builder's Risk Limits of Liability.  The policy specified in
Section 11.3.1 shall be written in an amount equal to the "completed value" of the Work and the Owner Furnished FF&E.

          11.3.5  Builder's Risk Deductibles.  The policy specified in Section
11.3.1 shall provide for up to the following deductible amounts:

                   $ 100,000.00            All perils
                     250,000.00            Earthquake
                     250,000.00            Flood
                      10,000.00            Transit

          11.3.6 Owner's Use of Project. If the Owner finds it necessary to occupy or use a portion or portions of the Project prior to substantial completion thereof, such occupancy shall commence on the date Owner notifies Contractor and the Owner shall obtain from the insurance company or companies providing the property insurance their consent to such occupancy by endorsement to the policy or policies, which insurance policies shall also provide that they will not be canceled or lapse on account of such partial occupancy.

     11.4  PROJECT ERRORS AND OMISSIONS INSURANCE

           In addition to the above referenced insurance coverages and policies, Contractor shall obtain a "project specific" professional liability insurance policy written with a limit of liability of not less than $5,000,000.00 for each claim, and not less than $5,000,000.00 in the aggregate, for errors, omissions or negligent acts arising out of the performance of (or the failure to perform) professional services hereunder as an architect or engineer. Such insurance coverage shall cover work performed by Contractor's Architect and any other architects, engineers or structural, mechanical, electrical or other applicable consultants, and shall be retroactive to the earlier of the date of this Agreement or the commencement of the services in relation to this Project (including, without limitation, those performed by the Contractor's Architect). Such policy must be maintained for a period of not less than five
(5) years following the date of final payment to the Contractor for all services provided under this Agreement.

     11.5 NO COVERAGE CHANGES

          Each of the above required insurance policies (and the certificates evidencing the same) shall provide that the coverage therein afforded shall not be canceled, terminated, reduced, or not renewed except upon the giving of written notice to (i) Owner with respect to the insurance to be obtained by Contractor and (ii) Contractor with respect to the insurance to be obtained by Owner at least thirty (30) days prior to the effective date of such cancellation, termination, reduction or nonrenewal. In the event Owner or Contractor, whichever is applicable, receives such written notice that the coverage evidenced by any such certificate is to be canceled, terminated, reduced, or not renewed, it shall so inform the other and the other shall procure and furnish new certificates conforming to the above requirements as soon as reasonably practical but in any event at least five days before the effective date of such cancellation, termination, reduction or nonrenewal. In the event such new certificates within the time specified are not so provided, the party not obligated to provide such insurance may nevertheless have the right (but not the obligation) to procure such insurance and back charge the cost thereof to the other party.

     11.6 LIMITED WAIVERS OF SUBROGATION

          11.6.1 Owner's Limited Waiver of Subrogation. Owner hereby releases and waives any and all rights of subrogation against Contractor which, in the absence of this Section 11.6.1, would arise in favor of any insurance company insuring Owner against loss by fire, extended coverage, casualty and loss of any other type resulting from damage to or destruction of property and the Work or any portion thereof, or in damage to or destruction of property of Owner located on the Site, and Owner hereby releases and waives its right of recovery against Contractor for loss or damage resulting from damage to or destruction of property and the Work or any part thereof, or in damage to or destruction of the property of Owner located on the Site, caused by fire or other hazards insured against by extended coverage or casualty insurance as provided in this Agreement. This waiver of subrogation shall apply only to the extent that Owner is compensated for such loss or damage by actual receipt of proceeds from insurance policies covering such loss or damage; it being expressly understood and agreed that this release and waiver shall not constitute a release and waiver by Owner of any right of subrogation or recovery against Contractor for loss or damage, whether arising in connection with the same claim or separate claims, in excess of insurance proceeds actually received by Owner.

          11.6.2 Contractor's Limited Waiver of Subrogation. Contractor hereby releases and waives any and all rights of subrogation against Owner which, in the absence of this Section 11.6.2, would arise in favor of any insurance company insuring Contractor against loss by fire, extended coverage, casualty and loss of any other type resulting from damage to or destruction of property and the Work or any portion thereof, or in damage to or destruction of the property of

Contractor located on the Site, and Contractor hereby releases and waives its right of recovery against Owner for loss or damage resulting from damage to or destruction of property and the Work or any portion thereof, or in damage to or destruction of the property of Contractor located on the Site, caused by fire or other hazards insured against by extended coverage or casualty insurance. This waiver of subrogation shall apply only to the extent that Contractor is compensated for such loss or damage by actual receipt of proceeds from insurance policies covering such loss or damage; it being expressly understood and agreed that this release and waiver shall not constitute a release and waiver by Contractor of any right of subrogation or recovery against Owner for loss or damage, whether arising in connection with the same claim or separate claims, in excess of insurance proceeds actually received by Contractor.

          11.6.3 Conditions on Waivers of Subrogation. The foregoing releases and waivers of subrogation rights and releases and waivers of the rights of Owner and of Contractor respectively are expressly conditioned upon Owner and Contractor each being able to obtain in present and future policies required under this Agreement of fire, extended coverage, casualty and similar insurance, clauses which permit the insured to release and waive the insurance company's right of subrogation against third parties responsible for loss. In the event either Owner or Contractor at any time is unable to obtain policies containing such subrogation waiver clauses, then and in that event such party shall give to the other party written notice thereof and from and after the giving of such notice, the releases and waivers herein set forth and each and all of them shall be considered withdrawn and shall not be effective as to loss or damage arising from risks covered by such policies.

                             ARTICLE 12:  DEFAULT

     12.1 Termination by Owner for Cause. (a) The occurrence of any one of more of the following matters constitutes a default by the Contractor under this Agreement (a "Contractor Default"):

          (i) Contractor becomes insolvent or generally fails to pay, or admits in writing its inability or unwillingness to pay, its debts as they become due;

          (ii) Contractor makes a general assignment for the benefit of its creditors;

          (iii) Contractor shall commence or consent to any case, proceeding or other action (a) seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of Contractor or of Contractor's debts under any law relating to bankruptcy, insolvency, reorganization or relief of debts, or (b) seeking appointment of a receiver, trustee or similar official for Contractor or for all or any part of Contractor's property;

          (iv) any case, proceeding or other action against Contractor shall be commenced (a) seeking to have an order for relief entered against Contractor as debtor, (b) seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of Contractor or Contractor's debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or (c) seeking appointment of a receiver, trustee, or similar official for Contractor or for all or any part of Contractor's property;

          (v) the breach of any material representation or warranty made by Contractor herein;

          (vi) Contractor attempts to assign, convey or transfer this Agreement or any interest herein without the Owner's prior written consent; or

          (vii) Contractor fails to observe or perform any other covenant, agreement, obligation, duty or provision of this Agreement, and such failure continues for thirty (30) days after Contractor's receipt of written notice thereof from Owner.

     (b) Upon the occurrence of a Contractor Default, the Owner may, without prejudice to any other right or remedy the Owner may have at law and/or in equity or under this Agreement, terminate this Agreement. The Owner may, without prejudice to any other right or remedy, take possession of the Site and of all materials, equipment, tools and machinery thereon owned by the Contractor, and may finish the Work by whatever method the Owner may deem expedient. If the cost of finishing the Work exceeds the unpaid balance of the Guaranteed Maximum Price, the Contractor shall immediately pay the difference to the Owner.

     12.2 Termination by Contractor for Cause. (a) The occurrence of any one of more of the following matters, and the continuation of the same for thirty
(30) days after the Owner's receipt of written notice thereof from the Contractor, shall constitute a default by the Owner under this Agreement (an "Owner Default"):

          (i) Owner becomes insolvent or generally fails to pay, or admits in writing its inability or unwillingness to pay, its debts as they become due;

          (ii) Owner makes a general assignment for the benefit of its creditors;

          (iii) Owner shall commence or consent to any case, proceeding or other action (a) seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of Owner or of Owner's debts under any law relating to bankruptcy, insolvency, reorganization or relief of debts, or (b) seeking appointment of a receiver, trustee or similar official for Owner or for all or any part of Owner's property;

          (iv) any case, proceeding or other action against Owner shall be commenced (a) seeking to have an order for relief entered against Owner as debtor, (b) seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of Owner or Owner's debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or (c) seeking appointment of a receiver, trustee, or similar official for Owner or for all or any part of Owner's property; or

          (v) Owner fails to observe or perform any covenant, agreement, obligation, duty or provision of this Agreement.

     (b) Upon the occurrence of an Owner Default, the Contractor may terminate this Agreement. If this Agreement is so terminated, the Contractor, as its sole and exclusive remedy hereunder, shall be entitled to receive the following: payment for Work properly performed to the date of termination (including all retainage and the Contractor's Fee related thereto), reimbursement for all cancellation charges incurred by the Contractor in relation to its subcontractors, and reimbursement for proven loss with respect to materials, equipment, tools, machinery and other out-of-pocket expenses.

                ARTICLE 13:  TERMINATION BY OWNER WITHOUT CAUSE

          Owner shall have the absolute and total right to terminate this Agreement at any time without cause if Owner decides in its sole and absolute discretion to abandon or terminate construction of the Project for any reason whatsoever, including, without limitation, the failure to obtain or revocation of any license required by the Colorado Gaming Commission for operation of the Casino, the issuance of any injunction, temporary restraining order or other court order prohibiting, restricting or limiting Owner from proceeding with construction of the Project, or the election by Owner not to continue the Work because of any pending litigation relating to the construction and/or operation of the Work, Hotel or Casino. If and only in the event Owner terminates the Agreement pursuant to this Article 13, it will reimburse the Contractor for any unpaid Cost of the Work which has been expended by Contractor and is due it under Article 9, plus the unpaid balance of the Contractor's Fee computed based on the Cost of the Work performed prior to termination of the Agreement, plus cancellation charges incurred by Contractor in relation to its subcontractors, and reimbursement for proven loss with respect to materials, equipment, tools, machinery and other out-of-pocket expenses.

                      ARTICLE 14:  INDEPENDENT CONTRACTOR

          With respect to the Work, Contractor's relationship to Owner is that of an independent contractor and nothing contained herein shall be deemed to make Contractor the agent, employee or partner of Owner, the Independent Consultant, or the Noteholders.


                   ARTICLE 15:  PAYMENT AND PERFORMANCE BOND

     15.1 Payment and Performance Bonds. The Contractor shall, on or before the fifth (5th) day after issuance of the Notice to Proceed, furnish and deliver to the Owner a payment bond and a performance bond issued by a surety authorized to do business in the State of Colorado, covering the faithful performance and completion of this Agreement, and covering the payment of all obligations arising hereunder. Such bonds shall be issued in amounts equal to the Guaranteed Maximum Price, shall be in form and substance (and issued by a surety) satisfactory to the Owner, and shall name the Owner and the Noteholders as dual obligees. Notwithstanding the foregoing,

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

such bonds shall not apply to design errors or omissions which result from the performance of professional services under this Agreement as an architect or engineer.

                             ARTICLE 16:  DISPUTES

     16.1 Dispute Resolution. (a) In the event Owner and Contractor are unable to resolve any disputes, claims, controversies or other matters related to this Agreement (a "Dispute"), the Dispute shall be promptly submitted for resolution to a committee of three persons, including the President of the Owner, a neutral third party jointly selected by Owner and Contractor who shall act as chairperson, and the President of the Contractor (collectively the "Committee"). If either the President of the Owner or the President of the Contractor is unable to act at the time a Dispute arises, then either the Owner or the Contractor, as applicable, shall designate a substitute. Each substitute member designated by a party shall be reasonably acceptable to the other party. The decision of a majority shall decide any matter presented to it.

     (b) Upon arriving at its decision (which decision shall be by majority vote as provided above) with respect to any Dispute presented to it, the Committee will promptly send its decision in writing to the Contractor and to the Owner. Notwithstanding the foregoing, no decision of the Committee shall be binding upon the parties; it being expressly agreed by the parties hereto that they shall thereafter be entitled to refer such Dispute to any court of competent jurisdiction within the State of Colorado.

     (c) Pending final resolution of a Dispute, the Contractor shall proceed diligently with the performance of its duties and obligations under this Agreement, and the Company shall continue to make payments as to undisputed amounts in accordance with the terms of this Agreement.

                       ARTICLE 17:  HAZARDOUS SUBSTANCES

     17.1 Hazardous Substances. (a) If, in the course of performance of the Work, the Contractor encounters on the Site any matter which it reasonably believes is a Hazardous Substance, the Contractor shall immediately suspend the Work in the area affected and report the condition to the Owner in writing. In any such event, the obligations and duties of the parties hereto shall be as follows:

          (i) If it is determined that such condition involves a Pre-Existing Hazardous Substance, then any required remedial actions shall be performed by the Owner at its sole cost and expense;

          (ii) If it is determined that such condition involves a Hazardous Substance introduced to the Site after the date of this Agreement by the Contractor, its subcontractors or any party for whom either may be liable, then any required, necessary or appropriate remedial actions shall be performed by the Contractor at its sole cost and expense; or

          (iii) If it is determined that the condition does not involve a Hazardous Substance, the Contractor shall, promptly after receiving written notice from the Owner authorizing the

     Contractor to recommence site activities in the subject area, resume the portion of the Work that had been suspended.

The parties acknowledge and agree that the Contractor shall not commence or continue any construction activities on any portion of the Site on, in or under which remedial actions are to be (or are being) performed until such remedial actions are to the point where construction activities will not interfere with such remedial actions, as evidenced by appropriate certifications from the applicable environmental engineer and/or remediation contractor and any required approvals of any applicable governmental agencies. The Contractor agrees to use good faith diligent efforts to continue the unaffected portions of the Work and to adjust and reschedule its activities at the Site so as to minimize, to the extent reasonably practicable, any adverse effect on the progress of the Work resulting from the performance of any remedial actions.

     (b) The Contractor shall not bring or store (and shall prohibit subcontractors from bringing or storing) Hazardous Substances to or on the Site, and shall not utilize any construction materials containing asbestos, polychlorinated biphenyls or urea formaldehyde. As previously indicated, the Contractor shall be responsible for the removal and cleanup of Hazardous Substances brought to or generated at the Site by the Contractor, any subcontractor or any party for whose actions the Contractor is responsible pursuant to this Agreement. In this regard, the Contractor shall comply, and shall cause its subcontractors to comply, with all environmental laws, statutes, ordinances, codes, rules, regulations, policies and guidance documents regarding the generation, handling, storage, treatment and disposal of Hazardous Substances.

                     ARTICLE 18:  MISCELLANEOUS PROVISIONS

     18.1  GOVERNING LAW

          This Agreement shall be construed and governed in accordance with the laws of the State of Colorado without giving effect to choice of law principles.

     18.2  ASSIGNMENT AND SUCCESSORS

          18.2.1 No Assignment by Contractor. Contractor shall not, without the prior written consent thereto of Owner, which consent Owner shall have the right, in its sole, total and arbitrary discretion to withhold for any reason whatsoever, assign or transfer this Agreement or any portion or part of the Work, or assign any payments to others. Any assignment or transfer made without the written consent of Owner, either expressly, impliedly, or by operation of law, shall be void and of no force or effect.

          18.2.2 Assignment By Owner. Owner shall have the absolute right, without obtaining Contractor's consent or approval, to assign this Agreement and Owner's rights thereunder (including any warranty rights) to any person or entity which has an ownership (including without limitation a leasehold interest) or operating interest in the Project. The Contractor shall execute any consent to the Owner's assignment of this Agreement to the Noteholders or to any other party providing financing for this Project.

          18.2.3 Agreement Binding on Successors and Assigns. Subject to the foregoing, this Agreement and all of the provisions thereof shall extend to, be binding upon, and inure to the benefit of (i) Owner and its successors and assigns and (ii) Contractor and its successors and permitted assigns.

     18.3 NOTICES

          Unless otherwise herein expressly provided, all notices, orders and other communications required or desired to be given under this Agreement shall be in writing, signed by Owner or Contractor, or their respective duly authorized agents or attorneys, as the case may be, and shall be deemed to have been properly given if mailed by United States, registered or certified mail, if hand delivered or if sent by a reputable overnight delivery service, with postage prepaid, return receipt requested, addressed as follows:

If to Owner:      Isle of Capri Black Hawk LLC
                  c/o Casino America, Inc.
                  711 Washington Loop
                  Biloxi, MS 39530
                  Attention: Edward F. Reese

with a copy to:   Mayer, Brown & Platt
                  190 South LaSalle
                  Chicago, IL 60603
                  Attention: Timothy P. Callahan

if to Contractor: Haselden Construction, Inc.
                  2134 S. Valentia Street
                  Denver, Colorado 80231

or to such other address as may, from time to time, be designated by the party to be addressed, by notice to the other party in the manner hereinabove provided. Any such notice, order or other communication mailed as provided in this Section 18.3 shall be deemed to have been given and received on the second business day next following the postmark date of such notice, order or other communication if sent by U.S. Mail, or on the date of actual receipt if hand delivered or sent by overnight delivery service.

     18.4 CUMULATIVE RIGHTS AND REMEDIES

          Except as expressly provided herein to the contrary, no right, power or remedy herein or otherwise conferred upon or reserved to Owner or Contractor shall be considered to exclude,

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

impair or suspend any other right, power or remedy, but the same shall be cumulative and shall be in addition to any other right, power or remedy available under this Agreement, at law or in equity.

     18.5 WAIVER

          No action, failure to act or delay in action by Owner or Contractor shall constitute a waiver, or result in any impairment of any right, power, duty or remedy afforded any of them under this Agreement, or result in any approval of or acquiescence in any breach or violation by any of them of its covenants, agreement and obligations under this Agreement, except as the affected parties may specifically agree in writing. No waiver of any breach or violation of any of the covenants, agreements and obligations of Owner or Contractor under this Agreement shall be construed, taken or held to be a waiver of any other breach or violation, or a waiver, acquiescence in or consent to any further or succeeding breach or violation of the same covenant, agreement or obligation.

     18.6 CAPTIONS OR HEADINGS

          The index and the captions or headings of the Articles and Sections of this Agreement are inserted and included solely for convenience and shall never be considered or given any effect in construing the provisions hereof if any question of intent should arise.

     18.7 COMPLIANCE WITH NOTEHOLDERS' REQUIREMENTS

          Contractor agrees to execute all documents reasonably required by Noteholders, Noteholders' Representatives or Independent Consultant, including without limitation an agreement by Contractor (which may be in the form of an assignment), Contractor's Architect, and subcontractors to continue to perform their obligations under this Agreement for the benefit of Noteholders in the event Owner defaults in its obligations to Noteholders and Noteholders or Noteholders' Representatives take possession of the Site during the pendency of this Agreement; provided such assignees continue to perform the Owner's obligations hereunder. Contractor shall use its best efforts to incorporate into its subcontracts a provision obligating its subcontractors to continue to perform under their subcontracts in the event Noteholders or Noteholders Representatives take possession of the Site.

     18.8 CALENDAR DAYS

          As used herein, the terms "days" or "calendar days" shall mean calendar days, the term "weekdays" or "business days" shall mean regular working days, excluding Saturdays, Sundays and holidays.

     18.9 PARTIES TO ACT REASONABLY

          Owner and Contractor both acknowledge that the provisions of this Agreement contemplate that the parties hereto will exchange information with each other and keep each other

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

informed of the progress of the Work, and in each such instance (except the specific instances where Owner is granted an arbitrary right which Owner may exercise for whatever reason Owner desires), the parties agree to be both reasonable and timely so as not to unreasonably delay either party in the performance of their respective obligations hereunder.

     18.10     SEVERABILITY OF PROVISIONS

          The invalidity of one or more provisions of this Agreement shall not be deemed to invalidate or affect the enforceability of the remainder.

     18.11     ENTIRE AGREEMENT

          This Agreement represents the entire agreement between Owner and Contractor with respect to the subject matter hereof and supersedes all prior negotiations, representations and agreements with respect thereto, whether written or oral. This Agreement may be amended only by written instrument signed by both Owner and Contractor.

     18.12     NO THIRD PARTY BENEFICIARIES

          Nothing contained in this Agreement shall be construed to confer any rights, powers or remedies upon any parties other than Owner and Contractor, including without limitation any rights as a third party beneficiary of this Agreement.

     18.13     AUTHORITY TO EXECUTE

          Each party represents and warrants to the other that this Agreement has been duly authorized, executed and delivered by and on behalf of each such party, and constitutes the legal, valid and binding agreement of said parties.

     18.14     INCORPORATION BY REFERENCE

          The recitals set forth on the first few pages of this Agreement, as well as all Exhibits attached hereto, are hereby incorporated into this Agreement by this reference and expressly made a part of this Agreement.

          THIS AGREEMENT IS MADE AND ENTERED INTO as of the day and year first above written.

CONTRACTOR:                                     OWNER:

HASELDEN CONSTRUCTION INC.                      ISLE OF CAPRI BLACK HAWK L.L.C.

By: /s/ Ed Haselden                             By: /s/ John M. Gallaway
   ------------------------                        ------------------------
    Ed Haselden                                     John M. Gallaway
    President                                       Manager

                                   EXHIBIT A
                                   ---------

                                  Definitions
                                  -----------

     For purposes of this Agreement, the terms set forth in the following clauses shall have the meanings ascribed to them:

     "Actual cost" has the meaning set forth in Section 1.7.5.1.

     "Agent" has the meaning set forth in Section 3.1.

     "Application for Payment" has the meaning set forth in Section 9.1.1.

     "Cash Collateral and Disbursement Agreement" has the meaning set forth in
Section 1.11.

     "Casino" shall mean and refer to a first-class casino facility, which shall include, without limitation, (i) a three level facility of approximately 98,000 gross square feet, which shall include, without limitation, a roughly 11,500 square foot entry level with a signature waterfall feature, a roughly 75,000 square foot gaming level with a casino area for over 1,000 slot machines and table games, three food and beverage outlets, a 350 seat events center, a customer service area and a back-of-house area, and a roughly 11,500 square foot mezzanine for administrative offices, (ii) a four and one-half level parking structure situated over the casino facility which is capable of operating on a self-parking and valet basis for no less than 1000 passenger vehicles at any single point in time, and (iii) all infrastructure, site improvements and appurtenances related to the items in the preceding clauses (i) and (ii).

     "Casino Substantial Completion Date" shall mean and refer to the date which is four hundred seventy-six (476) days after the Contractor's receipt of the Notice to Proceed, which date may be adjusted as provided in the Agreement.

     "Certificate for Payment" has the meaning set forth in Section 9.2.

     "Change in Law" shall mean and refer to the enactment, adoption, promulgation, amendment, modification or change in interpretation by a Governmental Authority after the date of this Agreement of any Law which is applicable to the performance of the Work; it being expressly understood and agreed by the parties hereto that a change in any income tax Law or any Law by which a tax is levied or assessed on the basis of the Contractor's income, profits, revenues or gross receipts shall not be a Change in Law.

     "Change in the Work" has the meaning set forth in Section 1.7.

     "Change Order" has the meaning set forth in Section 1.7.4.

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

     "Committee" has the meaning set forth in Section 16.1.

     "Construction Change Directive" has the meaning set forth in Section 1.7.5.

     "Construction Disbursement Account" has the meaning set forth in Section 1.11.

     "Construction Documents" has the meaning set forth in Section 1.6.3.

     "Contractor's Architect" has the meaning set forth in Section 1.5.2.

     "Contractor Default" has the meaning set forth in Section 12.1.

     "Contractor's Fee" has the meaning set forth in Section 8.1.2.

     "Contract Sum" has the meaning set forth in Section 8.1.

     "Cost of the Work" has the meaning set forth in Section 8.4.

     "Design Development Documents" has the meaning set forth in Section 1.6.2.

     "Dispute" has the meaning set forth in Section 16.1.

     "Excusable Event" has the meaning set forth in Section 2.5.3.

     "Extreme Weather Day" shall mean and refer to a day during which extremely harsh weather conditions exist considering the geographical location of the Site.

     "Finally Completed", "Finally Complete" and "Finally Completion" has the meaning set forth in Section 6.2.

     "Force Majeure Event" has the meaning set forth in Section 2.5.3.2.

     "Governmental Authority" shall mean and refer to any national, federal, state, county, municipal or local government, agency, authority or court, or any department, board, bureau or instrumentality thereof.

     "Guaranteed Maximum Price" has the meaning set forth in Section 8.2.

     "Hazardous Substance" shall mean and refer to any hazardous, toxic or dangerous waste, substance or material defined as a "hazardous waste", "hazardous material", "hazardous substance", "extremely hazardous waste" or "restricted hazardous waste" in (i) any provision of Colorado law; (ii) the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Sec. 6903 et seq.); (iii) the Clean Water Act (33 U.S.C. 1251 et seq.); (iv) any so-called "Superfund" or

"Superlien" law; or (v) any other federal, state or local statute, law, ordinance, code, rule or regulation.

     "Holdback Amount" has the meaning set forth in Section 9.8.

     "Hotel" shall mean and refer to a first-class, two-story hotel facility over and upon the Casino, which shall include, without limitation, 119 guest rooms.

     "Hotel Substantial Completion Date" shall mean and refer to the date which is one hundred twenty (120) days after the Casino Substantial Completion Date, which date may be adjusted as provided in the Agreement.

     "Indemnitees" has the meaning set forth in Section 10.1.

     "Independent Consultant" has the meaning set forth in Section 1.11.

     "Law" shall mean and refer to any constitution, charter, statute, act, law, ordinance, regulation, code, rule, order, decree, judgment, directive, ruling, decision, guideline, resolution or declaration of any Governmental Authority, or any interpretation or application thereof by any such Governmental Authority.

     "Modification" shall mean and refer to (i) a written amendment to this Agreement signed by all parties hereto, or (ii) a Change Order.

     "Noteholders' Representatives" has the meaning set forth in Section 1.11.

     "Notes" has the meaning set forth in Section 1.10.

     "Notice to Proceed" has the meaning set forth in Section 2.2.2.

     "Owner Default" has the meaning set forth in Section 12.2.

     "Owner Furnished FF&E" has the meaning set forth in Section 8.2.2.

     "Pre-Existing Hazardous Substance" shall mean and refer to a Hazardous Substance existing at the Site as of the date of this Agreement.

     "Project" shall mean and refer to the design, engineering and construction of the Casino and the Hotel.

     "Project Concept Documents" shall mean and refer to those documents identified or contained within Exhibit D to the Agreement, which documents define generally the Project requirements and the concept design, scope and intent for the Project.

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

     "Punch List" has the meaning set forth in Section 6.1.

     "Satisfaction Notice" has the meaning set forth in 1.10.

     "Schedule" shall mean and refer to the construction schedule identified and contained within Exhibit E to the Agreement.

     "Schematic Design Documents" has the meaning set forth in Section 1.6.1.

     "Site" shall mean and refer to the property & structures identified or contained within Exhibit B to the Agreement.

     "Substantially Completed", "Substantially Complete" and "Substantial Completion" has the meaning set forth in Section 2.3.1.

     "Substantial Completion Dates" shall mean and refer to the Casino Substantial Completion Date and the Hotel Substantial Completion Date.

     "Unforeseeable Conditions" shall mean and refer to any one or more of the following conditions:

          (i) Crushed rock, highly fractured rock, clayey soil-like zones or Weathered Rock which is 10 or more feet in length and 1 or more feet in depth are encountered within the competent/hard rock strata;

          (ii) Wedges into the face of the rock which extend 10 or more feet into the rock mass from the cut line are consistently encountered;

          (iii) Shafts, adits, tunnels, caverns or other mining excavations are encountered;

          (iv)  The depth of the overburden soil consistently exceeds fifteen
     (15) feet; or

          (v)   The depth of the Weathered Rock consistently exceeds fifteen
          (15) feet below the bottom of the overburden soil.

     "Weathered Rock" shall mean and refer to predominantly structureless heterogeneous material showing none of the fabric of the parent rock and with core boulders less than 50% of the mass (i.e., essentially rock which can be excavated by hand or with a small backhoe (CAT 416) and is susceptible to surface erosion).

     "Work" has the meaning set forth in Section 1.1.

                                   EXHIBIT B
                                   ---------

                                     Site
                                     ----


     .  See legal description on following page.

     . Site plan is contained within the Revised GMP Package prepared by Parkhill-Ivins Architects, P.C. (which package is a part of the Project Concept Documents).

                                   EXHIBIT B
                                   ---------

                               LEGAL DESCRIPTION
                               -----------------

A PARCEL OF LAND IN SECTION 7, TOWNSHIP 3 SOUTH, RANGE 72 WEST OF THE 6TH PRINCIPAL, MERIDIAN, CITY OF BLACK HAWK, COUNTY OF GILPIN, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTHERLY RIGHT-OF-WAY OF MAIN STREET AND THE NORTHWESTERLY CORNER OF LOT 5, BLOCK 51 OF THE CITY OF BLACK HAWK, FROM WHENCE TRIANGULATION STATION STATION NO. 7 BEARS N73/o/29'55"W A DISTANCE OF 6105.74 FEET AND FROM WHENCE TRIANGULATION
STATION STATION NO. 9 BEARS N73/o/06'08"W A DISTANCE OF 4250.25 FEET AND
FROM WHENCE THE SOUTH QUARTER CORNER OF SAID SECTION 7 BEARS S46/o/15'20"W A DISTANCE OF 1622.07 FEET; THENCE, DEPARTING FROM SAID RIGHT-OF-WAY N56/o/05'15"E A DISTANCE OF 21.21 FEET ALONG AMENDED RIGHT OF WAY; THENCE, CONTINUING ALONG SAID AMENDED RIGHT-OF-WAY S78/o/54'45"E A DISTANCE OF
713.45 FEET TO A POINT ON THE NORTHERLY LINE OF BLOCK 52, SAID CITY OF BLACK HAWK AND ALSO THE SOUTHERLY RIGHT-OF-WAY OF MAIN STREET AS PER ADG ENGINEERING SURVEY CURRENT IN OCTOBER 1995, N83/o/38'00"E A DISTANCE OF 41.60 FEET; THENCE, DEPARTING FROM SAID RIGHT-OF-WAY S06/o/22'00"E A DISTANCE OF 0.18 FEET; THENCE N83/o/38'00"E ALONG THE NORTHERLY LINE OF SAID BLOCK 52 A DISTANCE OF 88.31 FEET; THENCE, CONTINUING ALONG SAID NORTHERLY LINES82/o/55'00"E A DISTANCE OF 291.38 FEET; THENCE, CONTINUING ALONG SAID NORTHERLY LINE S72/o/00'00"E A DISTANCE OF 264.50 FEET TO THE NORTHEASTERLY CORNER OF LOT 18, SAID BLOCK 52; THENCE S18/o/00'00"W A DISTANCE OF 100.00 FEET TO THE SOUTHEASTERLY CORNER OF SAID LOT 18; THENCE N72/o/00'00" W A DISTANCE OF 254.94 FEET ALONG THE SOUTHERLY LINE OF SAID BLOCK 52; THENCE N82/o/55'00"W A DISTANCE OF 270.03 FEET CONTINUING ALONG SAID SOUTHERLY
LINE; THENCE S83/o/38'00"W A DISTANCE OF 33.06 FEET TO THE INTERSECTION OF
THE SOUTHERLY LINE OF LOT 4, SAID BLOCK 52 AND UNIT 4-1 OF THE STEVENS LODE; THENCE, DEPARTING FROM SAID SOUTHERLY LINE AND ALONG LINE 4-1 OF SAID STEVENS LODE S73/o/45'00"W A DISTANCE OF 143.20 FEET TO CORNER NO. 3 OF THE RUNNING LODE U.S. SURVEY NO. 592; THENCE S14/o/25'00"E A DISTANCE OF 150.10 FEET TO CORNER NO. 4 OF SAID RUNNING LODE; THENCE, ALONG LINE 4-1 OF SAID RUNNING LOAD S73/o/45'00" W A DISTANCE OF 228.64 FEET; THENCE N78/o/52'00"W A
DISTANCE OF 326.18 FEET TO SAID LINE 4-1 OF SAID STEVENS LODE; THENCE, ALONG SAID LINE 4-1 S73/o/45'00"W A DISTANCE OF 400.00 FEET TO CORNER NO. 1 OF
SAID STEVENS LODE AND TO INTERSECT WITH LINE 4-1 OF THE WABASH LODE, U.S. MINERALS SURVEY NO. 42; THENCE N18/o/06'46"E ALONG LINE 4-1 OF SAID WABASH LODE A DISTANCE 328.65 FEET; THENCE N68/o/28'58"W A DISTANCE OF 85.12 FEET; THENCE, N30/o/32'16"E A DISTANCE OF 130.71 FEET TO A POINT ON THE SOUTHERLY LINE OF SAID BLOCK 51; THENCE, S62/o/03'00"E ALONG SAID SOUTHERLY LINE A DISTANCE OF 69.21 FEET; THENCE, S78/o/52'00"E A DISTANCE OF 41.23 FEET TO
THE SOUTHWESTERLY CORNER OF LOT 5, SAID BLOCK 51; THENCE N11/o/08'00"E A DISTANCE OF 99.99 FEET TO THE POINT OF BEGINNING, CONTAINING 397,291.07 SQUARE FEET OR 9.1205 ACRES, MORE OR LESS.

                                  EXHIBIT "C"
                                  -----------

                                 Key Personnel
                                 -------------
                                 July 21, 1997


     Senior Project Manager                  Ron Ondrak
     On-Site Project Manager                 Paul Young
     Mechanical/Electrical Coordinator       Bob Fox
     Project Engineer                        Jerry Blocher
     Hotel Area Superintendent               "Alternate"


     Superintendents (General Area)

        Pat Resch
        Chris Harmon
        Brian Livingston
        Dan Nelson
        Rob Ross
        Jack Nevin
        Mike Cunningham

(Superintendent positions will be filled from the above list.)

                                   EXHIBIT D
                                   ---------

                           Project Concept Documents
                           -------------------------

The Project Concept Documents are comprised of the following items:

     . The Revised GMP Package dated July 21, 1997 and prepared by Parkhill-Ivins Architects, P.C.

     . The Specifications dated July 21, 1997 and prepared by Parkhill-Ivins Architects, P.C.

For the sake of clarification, the attached pages delineate that portion of the Revised GMP Package which relates to the Casino and that portion of the revised GMP Package which relates to the Hotel.



For purposes of this Agreement, a "first-class" standard refers to a standard of construction, furnishing and equipping which is substantially equivalent to the standard of construction, furnishing and equipping found within the following gaming facilities: Isle of Capri Biloxi, Isle of Capri Vicksburg, Isle of Capri Bossier, and Isle of Capri Lake Charles.

Exhibit "D"
Page 1



                                  EXHIBIT "D"

                           Enumeration of Documents
                           ------------------------
                              July 21, 1997

Casino/Parking Base Building
----------------------------


Sheet No.       Title                                                    Date           Last Date Rev.
---------       -----                                                    ----           --------------
none            Cover Sheet                                             7/21/97            7/21/97
A0.1            Index Sheet                                             7/14/97            7/21/97
Civil
C1.0            Cover Sheet                                             7/9/97             7/21/97
C1.1            Grading Plan                                            7/8/97             7/21/97
C1.2            Detention Pond Grading and Drainage Plan                7/8/97             7/21/97
C1.3            Erosion/Sediment Control Plan                           7/8/97             7/21/97
C2.1            Long Section Profile and Drainage Ditch Profile         7/8/97             7/21/97
C2.2            Profiles Around Extents of Over-Excavation Li           7/8/97             7/21/97
C2.3            Rock Excavation Cross Centers                           7/8/97             7/21/97
C2.4            Rock Excavation Cross Centers                           7/8/97             7/21/97
C2.5            Rock Excavation Cross Centers                           7/8/97             7/21/97
C2.6            Rock Excavation Cross Centers                           7/8/97             7/21/97
C2.7            Rock Excavation Cross Centers                           7/8/97             7/21/97
C2.8            Rock Excavation Cross Centers                           7/8/97             7/21/97
R1.1            Plan and Profile                                        7/9/97             7/21/97
R1.2            Plan and Profile                                        7/9/97             7/21/97
R2.1            Lighting Details                                        7/9/97             7/21/97
R2.2            Lighting Details                                        7/9/97             7/21/97
U1.1            Utility Plan Profile                                    7/9/97             7/21/97
U1.2            Utility Plan Profile                                    7/9/97             7/21/97
U2.1            Water Details                                           7/9/97             7/21/97
U3.1            Sanitary Sewer Detail                                   7/9/97             7/21/97
Architectural
A1.0            Architectural Site Plan                                 6/30/97            7/21/97
A2.0            Ground Level Floor Plan-Entry Level                     6/30/97            7/21/97
A2.1            Level One Floor Plan-Main Casino Level                  6/30/97            7/21/97
A2.2            Level Two Floor Plan-Main Casino Level                  6/30/97            7/21/97
A2.3            Level Three Floor Plan-Main Casino Level                6/30/97            7/21/97
A2.4            Level Four Floor Plan-Main Casino Level                 6/30/97            7/21/97
A2.5            Level Five Floor Plan-Main Casino Level                 6/30/97            7/21/97
A2.6            Level Six Floor Plan-Main Casino Level                  6/30/97            7/21/97

Exhibit "D"
Page 2

Sheet No.  Title                                                    Date   Last Date Rev.
---------  -----                                                    ----   --------------
A2.7       Level Seven Floor Plan -Parking Level Five              6/30/97     7/21/97
A3.0       Reflected Ceiling Plan                                  6/30/97     7/21/97
A3.1       Reflected Ceiling Plan                                  6/30/97     7/21/97
A3.2       Level Two Floor Plan -Reflected Ceiling Plan            7/14/97     7/21/97
A5.1       Exterior Elevation                                      7/14/97     7/21/97
            As shown up to Level 8 (El. 178'-4")
A5.4       Building Section                                        7/14/97     7/21/97
            As shown up to Level 8 (El. 178'-4")
A5.5       Building Section                                        7/14/97     7/21/97
            As shown up to Level 8 (El. 178'-4")
A5.7       Wall Sections                                           7/14/97     7/21/97
A5.8       Wall Sections                                           7/14/97     7/21/97
A8.1       Furniture Layout Plan                                   7/21/97     7/21/97
A8.3       Interior Elevations                                     6/30/97     7/21/97
Structural
S1.0       General Notes, Abbreviations, and Sheet Index           7/21/97     7/21/97
S1.1       Typical Foundation Details                              7/21/97     7/21/97
S2.0       Level One -Entry One                                    7/21/97     7/21/97
S2.1       Level Two -Main Gaming Level                            7/21/97     7/21/97
S2.2       Level Mezzanine -Main Gaming Level                      7/21/97     7/21/97
S2.3       Parking Level One                                       7/21/97     7/21/97
S2.4       Parking Level Two                                       7/21/97     7/21/97
S2.5       Parling Level Three                                     7/21/97     7/21/97
S2.6       Parking Level Four                                      7/21/97     7/21/97
S2.7       Parking Level Five                                      7/21/97     7/21/97
S3.0       Column Schedule/Typical Pretopped Framing               7/21/97     7/21/97
Mechanical
M2.0       Entry Level Mechanical Plan                             7/14/97     7/21/97
M2.1       Main Casino Level Mechanical Plan                       7/14/97     7/21/97
M2.2       Administration Level Mechanical Plan                    7/14/97     7/21/97
M2.3       Parking Level One Mechanical Plan                       7/14/97     7/21/97
M2.4       Parking Level Two Mechanical Plan                       7/14/97     7/21/97
M2.5       Parking Level Three Mechanical Plan                     7/14/97     7/21/97
M2.6       Parking Level Four Mechanical Plan                      7/14/97     7/21/97
Plumbing
P2.0       Entry Level Plumbing and Fire Protection Plan           7/14/97     7/21/97
P2.1       Main Casino Level Plumbing and Fire Protection Plan     7/14/97     7/21/97
P2.2       Administration Level Plumbing and Fire Protection Plan  7/14/97     7/21/97
P2.3       Parking Level One Plumbing and Fire Protection Plan     7/14/97     7/21/97
P2.4       Parking Level Two Plumbing and Fire Protection Plan     7/14/97     7/21/97

Exhibit "D"
Page 3

Sheet No.  Title                                                    Date   Last Date Rev.
---------  -----                                                    ----   --------------
P2.5       Parking Level Three Plumbing and Fire Protection Plan   7/14/97     7/21/97
P2.6       Parking Level Four Plumbing and Fire Protection Plan    7/14/97     7/21/97
Electric
E1.0       Electrical One Line Diagram                             7/21/97     7/21/97
            Up to Level 8 delete work described for Hotel specifically, but includes all appurtenances related to elevators
E1.1       Fire Alarm One Line Diagram                             7/21/97     7/21/97
            Up to Level 8 delete work described for Hotel specifically
E2.0       Ground Level -Entry Level Power Plan                    7/21/97     7/21/97
E2.1       Level One -Main Casino Level Power Plan                 7/21/97     7/21/97
E2.2       Level Two -Main Casino Level Power Plan                 7/21/97     7/21/97
E3.0       Ground Level -Entry Level Lighting Plan                 7/21/97     7/21/97
E3.1       Level One -Main Casino Level Lighting Plan              7/21/97     7/21/97
E3.2       Level Two -Administrative Level Lighting Plan           7/21/97     7/21/97
E3.3       Level Three -Parking Level One Electrical Plan          7/21/97     7/21/97
E3.4       Level Four -Parking Level Two Electrical Plan           7/21/97     7/21/97
E3.5       Level Five -Parking Level Three Electrical Plan         7/21/97     7/21/97
E3.6       Level Six -Parking Level Four Electrical Plan           7/21/97     7/21/97
E3.7       Level Seven -Parking Level Five Electrical Plan         7/21/97     7/21/97
E4.0       Ground Level -Entry Level Special Systems Plan          7/21/97     7/21/97
E4.1       Level One -Main Casino Level Special Systems Plan       7/21/97     7/21/97
E4.2       Level Two -Administration Level Special Systems Plan    7/21/97     7/21/97
Food Service
FS.1       Main Kitchen Equipment Plan                             7/14/97     7/14/97
FS.2       Deli and Employee Kitchen Equipment Plan                7/14/97     7/14/97
Bridge
none       Mill Street Bridge Widening                              7/9/97      7/9/97
Intersection Traffic Signalization
XTI-1      Proposed Traffic Signal Plan                            4/11/96     4/11/96

Exhibit "D"
Page 4

Hotel Alternate
---------------

Sheet No.  Title                                                    Date    Last Date Rev.
---------  -----                                                    ----    --------------
Architectural
A2.8       Level Eight Floor Plan -Hotel Level One                 6/30/97     7/21/97
A2.9       Level Nine Floor Plan -Hotel Level Two                  6/30/97     7/21/97
A2.10      Roof Plan                                               6/30/97     7/21/97
A3.8       Level Eight Floor Plan -Reflected Ceiling Plan          7/14/97     7/21/97
A3.9       Level Nine Floor Plan -Reflected Ceiling Plan           7/14/97     7/21/97
A5.1       Exterior Elevations                                     7/14/97     7/21/97
            Work above Level 8 (El. 178'-4")
A5.4       Building Sections *                                     7/14/97     7/21/97
            Work above Level 8 (El. 178'-4")
A5.5       Building Sections *                                     6/30/97     7/21/97
            Work above Level 8 (El. 178'-4")
Structural
S2.8       Hotel Level One                                         7/21/97     7/21/97
Mechanical
M2.8       Hotel Level One Mechanical Plan                         7/14/97     7/21/97
M2.9       Hotel Level One Mechanical Plan                         7/14/97     7/21/97
Plumbing
P2.8       Hotel Level One Plumbing and Fire Protection Plan       7/14/97     7/21/97
P2.9       Hotel Level Two Plumbing and Fire Protection Plan       7/14/97     7/21/97
Electrical
E1.0       Electrical One Line Diagram                             7/21/97     7/21/97
            Work related specifically to Hotel (Above Level 8)
E1.1       Fire Alarm One Line Diagram                             7/21/97     7/21/97
            Work related specifically to Hotel (Above Level 8)
E3.8       Level Eight -Hotel Level One Electrical Plan            7/21/97     7/21/97
E3.9       Level Nine -Hotel Level Two Electrical Plan             7/21/97     7/21/97
E4.8       Level Eight -Hotel Level One Special Systems            7/21/97     7/21/97
E4.9       Level Nine -Hotel Level Two Special Systems             7/21/97     7/21/97

*Note Reference to Hotel
**Any Reference to Level Eight and Level Nine
***Reference to Level Eight and Nine Hotel At Fire Alarm One Line Diagram

                                  EXHIBIT "D"

               Project Cost Breakdown/Exclusions/Clarifications
                                 July 21, 1997

Guaranteed Maximum Price/Project Cost Breakdown
-----------------------------------------------

City Improvement Costs                                              $ 1,787,055
Site Costs                                                          $ 6,960,867
Casino Costs                                                        $20,898,139
Parking Garage Costs                                                $16,340,441
Casino/Parking Structure Upgrades to Receive Hotel                  $ 1,349,672
                                                                    -----------
Total Project Cost (without hotel)                                  $47,336,174

Alternate to add the hotel no later than 3/1/98               (add) $ 6,374,620

Deduct for temporary architectural facade                    (deduct) ($151,188)
 (not required if the hotel construction starts by 3/1/98)

Total Project Cost (including hotel)                                $53,559,606


Exclusions
----------

Our GMP specifically excludes the following items:

 1.  US West, Public Service Company, Cable Company charges.
 2.  Changes required by the City of Blackhawk for offsite city improvements.


Clarifications
--------------

 1. All installation costs for owner furnished slot bases and stools, chairs, and hard and soft count equipment is included.

 2.  All GFRC frames on the exterior have been changed to EIFS.

 3. A drywall ceiling detail has been included in lieu of GFRC domes at Farradday's and Deli.

 4. All areas calling for a 2'x4'x5/8" lay-in shall have a standard fissured pattern white color.

 5. The perimeter area of gaming shall have a 2'x2'x5/8" fissured pattern tile with a 15/16" suspension system white color.

 6. The clouds shall have a 2'x2'x3/4" cirrus type tile square edge in a 9/16" suspension system.

Exhibit "D"
Page 2


 7. Farradday's shall have a 2'x2'x3/4" cirrus type tile, tegular edge in a 9/16" suspension system color white.

 8. The events shall have the 2'x2'x3/4" cirrus classic motifs type tile, tegular edge in a 9/16" suspension system color white.

 9.  Radius profiles shall all be 8" steel, standard colors in gaming area.

10. Hydronic heat is included at level 4 parking ramp, public sidewalks, street level entrance and bus drop off island.

11. We have included unit heaters at the valet area and infrared heaters up at the main garage ramp from the valet area to the first level of parking.

12.  Our GMP is based upon a fifth floor parking deck of 27,485 SF.


Scope of Work Coordination Notes on July 21, 1997
-------------------------------------------------

 1.  #2/ C1.3  Detention pond will be built after Kiewit is complete.

 2.  R1.2      No landscaping is included in the front of building.

 3.  U1.2      Only one sanitary sewer tap is included.

 4.  U1.2      The exterior lighting allowance has been reduced to $50,000.

 5.  A1.0      We included colored, heated sidewalks at entry plaza at gridline
               1; colored, non-heated sidewalks under the canopy at the Valet area to about gridline B.4; non-colored, heated sidewalks along
               Main Street; and non-colored, non-heated sidewalks everywhere else including the emergency exit walkway.

 6.  A1.0      Decorative scoring for sidewalks is included at the Valet area and NW entry.

 7.  A1.0      Stone pavers are not included in the front of the vestibules.

 8.  A2.0      Column covers at valet parking are included in drywall bid.

 9.  A1.0      Handi-cap ramp & handrail is added at the Plaza entrance.

10.  A2.0      A coat room has been added.

11.  A2.0      Eight entry mats are included.

Exhibit "D"
Page 3

12.  A2.0      A trash compactor is included.

13.  A2.0      CMU has been added at grid line 10 around valet.

14.  A2.0      Four pair of magnetic hold open doors have been added at freight elevators.

15.  A2.1      Wood doors are to be paint grade.

16.  A2.1      Stone flooring is figured in center of carpet in elevator lobby and vestibules.

17.  A2.1      CMU walls to structure are figured to structure in hard count, soft count, coin & token rooms.

18.  A2.1      A floor topping in the kitchen area has been added for the freezer installation and hookup, includes depressed slab.

19.  A2.1      Double 4-0x7-0 doors are figured in the casino vestibule.

20.  A2.1      Rubber stair treads are excluded.

21.  A2.2      Another office and a conference room have been added to
               mezzanine.

22.  A2.3      The drainage in parking garage has been revised by U.S.
               Engineering.

23.  A2.4      One (1) added fire valve cabinet is included.

24.  A2.8      A spa is included in the hotel construction cost.

25.  A2.10     Copper gutter is excluded.

26.  A2.10     The hotel consists of a 6" concrete deck at the second floor with a 4" concrete roof deck and metal framing for the metal roof.

27.  A5.1      The exterior finish of the hotel is EIFS with extended sills at windows and reveals protruding.

28.  S2.0      The precast ramp starts at gridline 10.

29.  A3.0      The soffit detail has changed to 8".

30.  A3.1      The back of house ceiling heights are 9'.

31.  A5.1      EIFS details replace all GFRC notes on building sections.

Exhibit "D"
Page 4


32.            GFRC domes are excluded.

33. A5.4 CMU under the hotel at the 4th level parking is only included between gridlines 7-11.

34. S2.3       32" tees are included at the casino roof.

35. A2.10      Elevator penthouses are included.

36. A2.10      A ships ladder to a roof hatch is included for roof access.

37. A2.0       An air curtain is included at the valet entrance.

38.            25 hollow metal doors and 16 wood doors have been added.

39. Batt insulation under the tees at the casino roof have been excluded. Only rigid insulation has been included.

40. A2.3       Jersey barriers have been added.

41. A2.4 The sidewalk around the elevator lobbies at the parking structures have been deleted and replaced with bollards.


Design Assumptions for Excavation Retention System:

1. Ground support elements are based on the excavation being left with support elements exposed as placed. No consideration has been given in the design of the retention system for support based on aesthetic or architectural needs (other than 1500 kip footing foundations along the back bench). The design does not account for additional support elements to support architectural facias or panels.

Clarifications to Off-Site Improvements:

Bridge Expansion:
1. Wing wall and abutment foundations are a spread footing type design, we have not included costs for caissons or piling.
2.  Final bridge design will be similar to the existing structure.

Sanitary Sewer:
1. Line and manholes have been figured with an average depth not to exceed eight (8) feet.
2. One (1) tie in to existing has been figured. No information is available on the treatment plant end of the line.

Exhibit "D"
Page 5


Storm Sewer:
1. No 42" RCP was located on the drawings. KWC has priced 18" RCP for items 3D and 4D.
2.  No liner has been included for the detention pond.

Water System:
1.  Average depth of water line not to exceed eight (8) feet.


Electrical Clarifications
-------------------------

1.  Budget is based on the use of AC cable.

2. The electrical on-line diagram shown on drawing E1.0 is conceptually correct. Modifications are being made to this drawing to accurately reflect the GMP pricing.

3.  All conductors to be copper or aluminum.

Specialty Lighting Allowance

Includes an allowance of $125,000.00 for decorative lighting fixtures/lamps and control to include the following:
1.  All interior wall sconces
2.  All exterior wall sconces
3.  All pendant fixtures
4.  All neon lighting
5.  All cold cathode lighting
6.  All tree lighting
7.  All tivoli lighting
8.  All other decorative lighting and control requirements

Underfloor Duct System
1. Includes underfloor dual cell duct system with ducts 45 degrees to building lines at 7' on center as shown on the above referenced documents.
2.  Includes single point power connections to 1,100 gaming machines.

Emergency Generator System
1. Includes one (1) 900kW, 277/480 volt, 3-phase generator, with a weatherproof housing.
2.  Includes automatic transfer switch.
3.  Includes all generator supply side conduits and wire.
4.  Includes trench and backfill for electrical conduits.
5.  Includes underslung base tank for 8-hours of operation.
6.  Excludes sound attenuation enclosure.
7.  Excludes maintenance bypass for automatic transfer switches.

Exhibit "D"
Page 6


Fire Alarm System

1. Includes a complete fire alarm system as shown on drawings to meet minimal local and national code requirements.
2.  Pricing based on an open plenum cabling system.


Slot Tracking Cabling Allowance

1.  IBM standard Type 1 copper cable, daisy chained, for 1,100 gaming machines.
2. Single pair fiber optic cable for four (4) progressive gaming machine banks.
3. Allowance based on conduit stubs into accessible ceiling and the use of open plenum cabling.


Point of Sale Raceways and Cabling Allowance

1. Allowance based on conduit stubs into accessible ceiling and the use of open plenum cabling.


Surveillance Raceways, Cable & Power Allowance

1.  Allowance includes security raceways and cabling.


Cable Television Raceways Allowance

1. Allowance based on conduit stubs into accessible ceiling and the use of open plenum cabling.


PA/Sound Raceways Allowance

1. Allowance based on conduit stubs into accessible ceiling and the use of open plenum cabling.

                                   EXHIBIT E
                                   ---------

                                   Schedule
                                   --------

     The following schedule sets forth the Contractor's estimate of the time necessary to complete the various components of the Work, and shall not be construed or interpreted as altering, revising or otherwise changing the Substantial Completion Dates identified in Exhibit A to the Agreement.


------------------------------------------------------------------------------------------
Activity              Activity               Early       Early     Orig
  ID                Description              Start       Finish    Dur
01000          MOBILIZATION/SITE PREP       01AUG97     15AUG97     11     Progress Bar
02015          OFF SITE UTILITIES           01AUG97     01SEP97     22     Progress Bar
02005          EARTHWORK                    18AUG97     30JAN98    120     Early Bar
03000          FOUNDATION                   02FEB98     16MAR98     31     Progress Bar
02010          CAISSONS                     02FEB98     20FEB98     15     Early Bar
02000          ON SITE UTILITIES            02FEB98     27FEB98     20     Early Bar
03005          PRECAST WITH SKIN            03MAR98     29JUN98     85     Progress Bar
03010          SLAB ON GRADE &              28APR98     29MAY98     24     Early Bar
               UNDERGROUND
02020          STREET IMPROVEMENTS          28APR98     31AUG98     90     Early Bar
09000          METAL STUDS                  02JUN98     03AUG98     45     Progress Bar
15000          R.I. MECH/FIRE               02JUN98     28SEP98     85     Early Bar
               PROTECTION
16000          R.I. ELECTRICAL              02JUN98     28SEP98     85     Early Bar
07000          DRY IN - MEMBRANE            02JUN98     01JUL98     22     Early Bar
09005          DRYWALL                      16JUL98     31AUG98     33     Progress Bar
13000          THEATRICAL THEME             04AUG98     02NOV98     65     Early Bar
14000          ELEVATOR/ESCALATOR           04AUG98     02NOV98     65     Early Bar
08000          DOORS & HARDWARE             01SEP98     30SEP98     22     Progress Bar
09010          PAINT                        01SEP98     12NOV98     53     Progress Bar
09020          CEILINGS                     01SEP98     26OCT98     40     Progress Bar
06000          MILLWORK                     01SEP98     02NOV98     45     Early Bar
15005          SYSTEMS                      08SEP98     19NOV98     53     Progress Bar
06005          TRIM OUT                     01OCT98     19NOV98     36     Progress Bar
09015          FLOORING                     01OCT98     30OCT98     22     Early Bar
09025          FF&E                         07OCT98     19NOV98     32     Progress Bar
------------------------------------------------------------------------------------------

                                   EXHIBIT F
                                   ---------

                         Owner's Permits and Licenses
                         ----------------------------


 .    Secure and pay for State of Colorado Gaming License.

 .    Secure and pay for licenses necessary for the sale of alcoholic beverages.

 .    Pay City of Black Hawk building permit fees.

 .    Pay fees for City of Black Hawk's building code review consultant.

 .    Pay fire impact fees.

 .    Pay police impact fees.

 .    Pay water system development fees.

 .    Pay water tap fees.

 .    Pay sewer tap fees.

                                   EXHIBIT G
                                   ---------

                   Equipment/Material Responsibility Matrix
                   ----------------------------------------


     The Contractor shall afford the Owner and its separate contractors opportunity and access for storage and installation of the Owner Furnished FF&E, and shall connect and coordinate its Work with the work of the Owner and its separate contractors.

     The matrix set forth on the following pages identifies the parties' obligations as to the furnishing and installation of various furniture, fixtures, and equipment.

     Any amounts referenced in the following pages of this Exhibit are merely cost estimates and shall not be construed or interpreted as allowances.

Exhibit "G"
Page 1

                                  EXHIBIT "G"
                                  -----------

          Furniture Fixtures and Equipment Responsibilities and Costs
          -----------------------------------------------------------
                                 July 21, 1997

               Furniture fixtures and Equipment Responsibilities
                            Responsibilities Matrix




Item                                     FIBC           FBO/IBC**      FIBO***
--------------------------------------------------------------------------------
Carpet
--------------------------------------------------------------------------------
Public Areas                               X
--------------------------------------------------------------------------------
Back-of-House                              X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gaming Equipment
--------------------------------------------------------------------------------
Slots                                                                     X
--------------------------------------------------------------------------------
Slot Bases                                                   X
--------------------------------------------------------------------------------
Slot Data and Power Wiring                 X
--------------------------------------------------------------------------------
Slot Data Computer                                                        X
--------------------------------------------------------------------------------
Slot Data machine "Harness"                                               X
--------------------------------------------------------------------------------
Slot data Connections                                                     X
--------------------------------------------------------------------------------
Slot Stools and Chairs                                       X
--------------------------------------------------------------------------------
Slot Signage                                                              X
--------------------------------------------------------------------------------
Slot Repair Equipment                                                     X
--------------------------------------------------------------------------------
Hard Count Equipment                                         X
--------------------------------------------------------------------------------
Soft Count Equipment                                         X
--------------------------------------------------------------------------------
Island Gold Data System                                      X
--------------------------------------------------------------------------------
Bill Validators                                                           X
--------------------------------------------------------------------------------
Change Banks                                                              X
--------------------------------------------------------------------------------
Change Machines                                                           X
--------------------------------------------------------------------------------
ATM                                                                       X
--------------------------------------------------------------------------------
Change Carts                                                              X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Table Games
--------------------------------------------------------------------------------
Tables - Blackjack and Poker                                              X
--------------------------------------------------------------------------------
Chairs and stools                                                         X
--------------------------------------------------------------------------------
Pit Stands                                 X
--------------------------------------------------------------------------------
Player Tracking System                                                    X
--------------------------------------------------------------------------------
Island Bar with Slot Cutouts               X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Millwork
--------------------------------------------------------------------------------
Casino                                     X
--------------------------------------------------------------------------------
Cage                                       X
--------------------------------------------------------------------------------
Island Gold Booth                          X
--------------------------------------------------------------------------------
Farraddays'                                X
--------------------------------------------------------------------------------
Calypsos                                   X
--------------------------------------------------------------------------------
Banana Cabana                              X
--------------------------------------------------------------------------------
Tropics                                    X
--------------------------------------------------------------------------------
"Wow" Element                              X
--------------------------------------------------------------------------------
Moveable partition in event center           X
--------------------------------------------------------------------------------
Food Service Eqpt                          X
--------------------------------------------------------------------------------
Food & Beverage Tables                     X
--------------------------------------------------------------------------------
Food & Beverage Chairs                     X
--------------------------------------------------------------------------------
Farraddays' Artifacts                                                     X
--------------------------------------------------------------------------------
Farraddays' Artwork                        X
--------------------------------------------------------------------------------

*FIBC - Furnish and Install By Contractor
**FBO/IBC - Furnish By Owner, Install By Contractor
***FIBO - Furnish and Install By Owner

Exhibit "G"
Page 4

       Item                            Quantity            Unit            Cost/Unit           Cost
======================================================================================================
CASINO & CIRCULATION FF&E
------------------------------------------------------------------------------------------------------
       GAMING AREA
       -----------
------------------------------------------------------------------------------------------------------
       Main Floor Carpet                  6,000        Sq. Yrd.                  $45       $270,000
------------------------------------------------------------------------------------------------------
       Pad                                6,000        Sq. Yrd.                   $5        $30,000
------------------------------------------------------------------------------------------------------
       Arcade Carpet                        200        Sq. Yrd.                  $25         $5,000
------------------------------------------------------------------------------------------------------
       Entry Area Carpet                                                    In Main Floor Line Item
------------------------------------------------------------------------------------------------------
       Window Coverings & Rods                5            Each               $3,000        $15,000
------------------------------------------------------------------------------------------------------
       Artwork                                1           Allow              $20,000        $20,000
------------------------------------------------------------------------------------------------------
       High Roller Area Buffet Table         14           Ln Ft                 $450         $6,300
------------------------------------------------------------------------------------------------------
       Lounge Chair                          10            Each                 $800         $8,000
------------------------------------------------------------------------------------------------------
       Misc Side Tables                       6            Each                 $275         $1,650
------------------------------------------------------------------------------------------------------
       Table Lamps                            4            Each                 $180           $720
------------------------------------------------------------------------------------------------------
       Torchierre Floor Lamps                 4            Each                 $300         $1,200
------------------------------------------------------------------------------------------------------
       Black Jack Pit Podiums                 2            Each                 $800         $1,600
------------------------------------------------------------------------------------------------------
       Poker Podium                           2            Each                 $800         $1,600
------------------------------------------------------------------------------------------------------
       Poker Food Sidebar                     1            Each               $1,200         $1,200
------------------------------------------------------------------------------------------------------
       Planters & Plant Material              1           Allow              $30,000        $30,000
------------------------------------------------------------------------------------------------------
       Bar Stools                            40            Each                 $300        $12,000
------------------------------------------------------------------------------------------------------
       Trash & Cigarette Ums                 30            Each                 $250         $7,500
------------------------------------------------------------------------------------------------------
       Parrot Sign at Roof                    1            Each              $50,000        $50,000
------------------------------------------------------------------------------------------------------
       Parrot Sign at Porte Cochere           1            Each              $25,000        $25,000
------------------------------------------------------------------------------------------------------
       Blade Signs on Building                4            Each               $3,000        $12,000
------------------------------------------------------------------------------------------------------
       Free Standing Sign at Corner           1            Each              $15,000        $15,000
------------------------------------------------------------------------------------------------------
       Exterior Directional Signage          10            Each               $1,300        $13,000
------------------------------------------------------------------------------------------------------
       Garage Signs                          50            Each                 $500        $25,000
------------------------------------------------------------------------------------------------------
       Interior Decorative Signage            1           Allow              $50,000        $50,000
------------------------------------------------------------------------------------------------------
       Code Related Signage                   1           Allow              $10,000        $10,000
                                                                                            -------
------------------------------------------------------------------------------------------------------
                                                                            Sub-Total      $611,770
------------------------------------------------------------------------------------------------------
       VIP LOUNGE
       ----------
       Carpet                                                                 In Gaming Area Budget
------------------------------------------------------------------------------------------------------
       Pad                                                                    In Gaming Area Budget
------------------------------------------------------------------------------------------------------
       Casual Sofa                            1            Each               $1,300         $1,300
------------------------------------------------------------------------------------------------------
       Lounge Chair                           4            Each                 $600         $2,400
------------------------------------------------------------------------------------------------------
       Coffee Table                           1            Each                 $450           $450
------------------------------------------------------------------------------------------------------
       Side Table                             3            Each                 $275           $825
------------------------------------------------------------------------------------------------------
       Buffet Table                           1            Each                 $950           $950
------------------------------------------------------------------------------------------------------
       Amoir                                  0            Each                 $900             $0
------------------------------------------------------------------------------------------------------
       Torchierre                             0            Each                 $300             $0
------------------------------------------------------------------------------------------------------
       Plug-in Table Lights                   0            Each                 $180             $0
                                                                                                 --
------------------------------------------------------------------------------------------------------
                                                                            Sub-Total        $5,925
------------------------------------------------------------------------------------------------------
       GIFT SHOP
       ---------
       Carpet                                                                 In Gaming Area Budget
------------------------------------------------------------------------------------------------------
       Pad                                                                    In Gaming Area Budget
------------------------------------------------------------------------------------------------------
       Slotwall & Standards                   1           Allow               $8,000         $8,000
------------------------------------------------------------------------------------------------------
       Freestanding Display Racks             1           Allow               $2,400         $2,400
------------------------------------------------------------------------------------------------------
       Display & POS Counter                  1           Allow               $2,600         $2,600
                                                                                             ------
------------------------------------------------------------------------------------------------------
                                                                            Sub-Total       $13,000
------------------------------------------------------------------------------------------------------
       Sub-Total Casino Circulation
        Direct Costs                                                                       $630,695
                                                                                           --------
------------------------------------------------------------------------------------------------------
        Purchasing Fee                                                            5%        $31,535
------------------------------------------------------------------------------------------------------
        Installation (Carpet Install in
         Gen'l Constr Budget)                                               Lump Sum        $24,000
------------------------------------------------------------------------------------------------------
        Freight                                                                   7%        $44,149
------------------------------------------------------------------------------------------------------
        Tax                                                                    6.80%        $42,887
------------------------------------------------------------------------------------------------------
        Contingency                                                            5.00%        $31,535
                                                                                            -------
------------------------------------------------------------------------------------------------------
        CASINO & CIRCULATION FF&E                                                          $804,800
======================================================================================================

Exhibit "G"
Page 5

================================================================================================================
     Item                                           Quantity           Unit           Cost/Unit             Cost
================================================================================================================
ENTERTAINMENT/EVENTS FF&E
----------------------------------------------------------------------------------------------------------------
     Carpet w/Pad                                        500        Sq. Yrd.             $   38         $ 19,000
----------------------------------------------------------------------------------------------------------------
     Wall Covering                                         1           Allow             $3,000         $  3,000
----------------------------------------------------------------------------------------------------------------
     Banquet Chairs                                      400            Each             $  100         $ 40,000
----------------------------------------------------------------------------------------------------------------
     Banquet Tables                                       40            Each             $  600         $ 24,000
----------------------------------------------------------------------------------------------------------------
     Portable Stage & Risers                             350           Sq Ft             $   10         $  3,500
                                                                                                        --------
----------------------------------------------------------------------------------------------------------------
                                                                                      Sub-Total         $ 89,500
----------------------------------------------------------------------------------------------------------------
     Purchasing Fee                                                                          5%         $  4,475
----------------------------------------------------------------------------------------------------------------
     Installation (Carpet Install in Gen'l Constr Budget)                              Lump Sum         $  4,000
----------------------------------------------------------------------------------------------------------------
     Freight                                                                                 7%         $  6,265
----------------------------------------------------------------------------------------------------------------
     Tax                                                                                  6.80%         $  6,086
----------------------------------------------------------------------------------------------------------------
     Contingency                                                                          5.00%         $  4,475
                                                                                                        --------
----------------------------------------------------------------------------------------------------------------
     ENTERTAINMENT/EVENTS FF&E                                                                          $114,801
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
BUFFET DINING FF&E
----------------------------------------------------------------------------------------------------------------
     Carpet                                                                         In Casino Circulation Budget
----------------------------------------------------------------------------------------------------------------
     Pad                                                                            In Casino Circulation Budget
----------------------------------------------------------------------------------------------------------------
     Window Covering & Rods                                2           Each              $3,000         $  6,000
----------------------------------------------------------------------------------------------------------------
     Ceiling Decorative Umbrella                           8           Each              $2,000         $ 16,000
----------------------------------------------------------------------------------------------------------------
     Deuce Tables                                         20           Each              $  265         $  5,300
----------------------------------------------------------------------------------------------------------------
     Four Top Tables                                      41           Each              $  400         $ 16,400
----------------------------------------------------------------------------------------------------------------
     Six top (Flip-up) Table                               2           Each              $  400         $    800
----------------------------------------------------------------------------------------------------------------
     Chairs                                              200           Each              $   95         $ 20,900
----------------------------------------------------------------------------------------------------------------
     Hot Table                                                                       In Kitchen Equipment Budget
----------------------------------------------------------------------------------------------------------------
     Cold Table                                                                      In Kitchen Equipment Budget
----------------------------------------------------------------------------------------------------------------
     Dessert Table                                                                   In Kitchen Equipment Budget
----------------------------------------------------------------------------------------------------------------
     Bus Station                                                                     In Kitchen Equipment Budget
----------------------------------------------------------------------------------------------------------------
     Beverage Stand                                                                  In Kitchen Equipment Budget
                                                                                     ---------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                      Sub-Total         $ 65,400
----------------------------------------------------------------------------------------------------------------
     Purchasing Fee                                                                          5%         $  3,270
----------------------------------------------------------------------------------------------------------------
     Installation (Carpet Install in Gen'l Constr Budget)                              Lump Sum         $ 16,000
----------------------------------------------------------------------------------------------------------------
     Freight                                                                                 7%         $  4,578
----------------------------------------------------------------------------------------------------------------
     Tax                                                                                  6.80%         $  4,447
----------------------------------------------------------------------------------------------------------------
     Contingency                                                                          5.00%         $  3,270
                                                                                                        --------
----------------------------------------------------------------------------------------------------------------
     BUFFET DINING FF&E TOTAL                                                                           $ 96,965
================================================================================================================

Exhibit "G"
Page 6

     Item                                           Quantity           Unit           Cost/Unit             Cost
FARRADDAYS' FF&E
     Carpet                                              275         Sq.Yrd.                $35           $9,625
     Pad                                                 275         Sq.Yrd.                 $5           $1,375
     Window Shutters & Hangers                             3        Openings               $985           $2,955
     Maitre'd Stand                                        1            Each             $1,200           $1,200
     Player Piano                                          1            Each            $10,500          $10,500
     Entry Bench                                           1            Each               $525             $525
     Entry Console Table                                   1            Each               $395             $395
     Entry Side Tables                                     2            Each               $450             $900
     Rattan Lounge Chairs                                  4            Each               $280           $1,120
     Arm Chair (Cocktail Lounge)                           8            Each               $225           $1,800
     36" dia Cocktail Table & Base                         4            Each               $325           $1,300
     Planters & Material                                   4            Each                $56             $224
     Deuce Tables                                         14            Each               $275           $3,850
     Four Top Tables                                      13            Each               $375           $4,875
     60" Round Tables                                      1            Each               $300             $300
     Feature Table                                         1            Each               $500             $500
     Hutch                                                 1            Each             $2,100           $2,100
     Banquette                                            65          Ln Ft.                $90           $5,850
     Chairs                                               70            Each               $350          $24,500
     Bar Stools                                            8            Each               $225           $1,800
     Glass Rack                                           14           Ln Ft                $75           $1,050
     Ceiling Fans                                          4            Each               $185             $740
     Artwork                                               1           Allow             $7,000           $7,000
                                                                                                          ------
                                                                                      Sub-Total           84,484
     Purchasing Fee                                                                          5%           $4,224
     Installation (Carpet Install in Gen'l Constr Budget)                              Lump Sum           $6,000
     Freight                                                                                 7%           $5,914
     Tax                                                                                  6.80%           $5,745
     Contingency                                                                          5.00%           $4,224
                                                                                                          ------
     FARRADDAYS' FF&E TOTAL                                                                             $110,591


TRADEWINDS DELI FF&E
     Tile Flooring                                                                       In General Contr Budget
     Deuce Tables                                         20           Each                $265           $5,300
     Chairs                                               40           Each                 $95           $3,800
     Food Prep Equipment                                                             In Kitchen Equipment Budget
     Condiment Center                                                                In Kitchen Equipment Budget
     Beverage Center                                                                 In Kitchen Equipment Budget
     Planters & Material                                   1           Allow             $1,200           $1,200
                                                                                                          ------
                                                                                      Sub-Total          $10,300
     Purchasing Fee                                                                          5%             $515
     Installation (Kitchen Install in Kitchen Equip Budget)                            Lump Sum           $3,000
     Freight                                                                                 7%             $721
     Tax                                                                                  6.80%             $700
     Contingency                                                                          5.00%             $515
                                                                                                            ----
     TRADEWINDS DELI FF&E TOTAL                                                                          $15,751


Exhibit "G"
Page 7

===========================================================================================================
     Item                                          Quantity          Unit     Cost/Unit                Cost
===========================================================================================================
BACK OF HOUSE FF&E
     ENTRY LEVEL
     -----------
     Receiving Office Desk/Chair                          1          Each         $650                 $650
-----------------------------------------------------------------------------------------------------------
     Security Desk/Chair                                  1          Each         $650                 $650
-----------------------------------------------------------------------------------------------------------
     Valet Key Rack                                       2          Each         $200                 $400
-----------------------------------------------------------------------------------------------------------
     Valet Lockers                                        8         Ln Ft         $120                 $960
-----------------------------------------------------------------------------------------------------------
     Guest Safety Deposit Boxes                           1         Allow       $1,500               $1,500
-----------------------------------------------------------------------------------------------------------
     Office Desk/Desk/File                                1          Each         $650                 $650
-----------------------------------------------------------------------------------------------------------
     Arcade Office Desk & Chair                           1          Each         $650                 $650
-----------------------------------------------------------------------------------------------------------
     File Cabinets                                        4          Each         $200                 $800
-----------------------------------------------------------------------------------------------------------
     Storage Shelving                                     1         Allow       $1,000               $1,000
                                                                                                     ------
                                                                              Sub-Total              $7,260
-----------------------------------------------------------------------------------------------------------
     MAIN LEVEL
     ----------
-----------------------------------------------------------------------------------------------------------
     Hard Count Room Desk/Chair                           1          Each         $950                 $950
-----------------------------------------------------------------------------------------------------------
     Coin Room Shelving                                   1          Each       $2,500               $2,500
-----------------------------------------------------------------------------------------------------------
     Main Cage Storage Units                              8          Each         $895               $7,160
-----------------------------------------------------------------------------------------------------------
     Hard Count Steel Shelving                            1          Each         $420                 $420
-----------------------------------------------------------------------------------------------------------
     Hard Count Scale Table                               1          Each         $500                 $500
-----------------------------------------------------------------------------------------------------------
     Soft Count Storage/Drop Box                          1          Each         $500               $1,500
-----------------------------------------------------------------------------------------------------------
     Slot Tech Work Bench                                 2          Each         $750               $1,500
-----------------------------------------------------------------------------------------------------------
     Slot Tech Storage Shelving                           2          Each         $550               $1,100
-----------------------------------------------------------------------------------------------------------
     Misc. Stools & Chairs                               12          Each         $125               $1,500
-----------------------------------------------------------------------------------------------------------
     Surveillance Desks & Chairs                          3          Each         $625               $1,950
-----------------------------------------------------------------------------------------------------------
     Host Desk/Chair                                      1          Each         $950                 $950
-----------------------------------------------------------------------------------------------------------
     Host Credenza                                        1          Each         $500                 $500
-----------------------------------------------------------------------------------------------------------
     Island Gold Office Desk/Chair                        1          Each         $950                 $950
-----------------------------------------------------------------------------------------------------------
     Island Gold Counter Stools                           6          Each         $150                 $900
-----------------------------------------------------------------------------------------------------------
     Employee Break Room Tables                          10          Each         $200               $2,000
-----------------------------------------------------------------------------------------------------------
     Employee Break Room Chairs                          40          Each          $75               $3,000
-----------------------------------------------------------------------------------------------------------
     Chef's Office Desk/Chair                             1          Each         $950                 $950
-----------------------------------------------------------------------------------------------------------
                                                                              Sub-Total             $28,330
-----------------------------------------------------------------------------------------------------------
     ADMINISTRATION LEVEL
     --------------------
-----------------------------------------------------------------------------------------------------------
     Carpet                                           1,000       Sq. Yrd          $15              $15,000
-----------------------------------------------------------------------------------------------------------
     Reception Desk                                       1          Each         $850                 $850
-----------------------------------------------------------------------------------------------------------
     Enclosed Office Desk                                 4          Each         $950               $3,800
-----------------------------------------------------------------------------------------------------------
     Enclosed Office Credenza                             4          Each         $400               $1,600
-----------------------------------------------------------------------------------------------------------
     Conference Table                                     2          Each         $700               $1,400
-----------------------------------------------------------------------------------------------------------
     Conference Chairs                                   10          Each         $150               $1,500
-----------------------------------------------------------------------------------------------------------
     Office Low Wall System                              56   Workstation       $2,900             $162,400
-----------------------------------------------------------------------------------------------------------
     Office Desk & Files                                 56   Workstation                     Included Above
-----------------------------------------------------------------------------------------------------------
     Work Chair                                          56   Workstation                     Included Above
-----------------------------------------------------------------------------------------------------------
     Side Chair                                          60          Each         $120               $7,200
-----------------------------------------------------------------------------------------------------------
     File Cabinets                                       40          Each         $350              $14,000
-----------------------------------------------------------------------------------------------------------
     Employee Lockers                                   150         Ln Ft         $120              $18,000
-----------------------------------------------------------------------------------------------------------
     Changing Bench                                       4          Each         $200                 $800
-----------------------------------------------------------------------------------------------------------
     Engineering Desk/Chair                               1          Each         $650                 $650
-----------------------------------------------------------------------------------------------------------
                                                                              Sub-Total            $227,200
-----------------------------------------------------------------------------------------------------------
     Sub-Total Back of House Direct Costs                                                          $262,790
                                                                                                   --------
-----------------------------------------------------------------------------------------------------------
     Purchasing Fee                                                                  5%             $13,140
-----------------------------------------------------------------------------------------------------------
     Installation                                                              Lump Sum             $18,000
-----------------------------------------------------------------------------------------------------------
     Freight                                                                         7%             $18,395
-----------------------------------------------------------------------------------------------------------
     Tax                                                                          6.80%             $17,870
-----------------------------------------------------------------------------------------------------------
     Contingency                                                                  5.00%             $13,140
-----------------------------------------------------------------------------------------------------------
     BACK OF HOUSE FF&E TOTAL                                                                      $343,334
-----------------------------------------------------------------------------------------------------------

Exhibit "G"
Page 8

=====================================================================================================
     Item                                      Quanitity       Unit       Cost/Unit             Cost
=====================================================================================================
KITEHCN & BAR EQUIPMENT
-----------------------------------------------------------------------------------------------------
     Main Kitchen                                      1   Lump Sum        $400,000         $400,000
-----------------------------------------------------------------------------------------------------
     Employee Breakroom                                1   Lump Sum         $11,000          $11,000
-----------------------------------------------------------------------------------------------------
     Meeting Room                                      1   Lump Sum         $30,000          $30,000
-----------------------------------------------------------------------------------------------------
     Tradewinds Deli                                   1   Lump Sum         $58,000          $58,000
-----------------------------------------------------------------------------------------------------
     Farraddays' Dining                                1   Lump Sum        $100,000         $100,000
-----------------------------------------------------------------------------------------------------
     Small Bar                                         1   Lump Sum         $20,000          $20,000
-----------------------------------------------------------------------------------------------------
     Large Bar                                         1   Lump Sum         $37,000          $37,000
---------------------------------------------------------------------------------------------=======-
                                                                           Sub-Total        $656,000
-----------------------------------------------------------------------------------------------------
     Purchasing Fee                                                          Included in Direct Costs
-----------------------------------------------------------------------------------------------------
     Installation (Kitchen install in Kitchen Equip Budget)               Lump Sum
-----------------------------------------------------------------------------------------------------
     Freight                                                                  Included in Above Costs
-----------------------------------------------------------------------------------------------------
     Tax                                                                      Included in Above Costs
-----------------------------------------------------------------------------------------------------
     Contingency                                                             5.00%           $32,800
---------------------------------------------------------------------------------------------=======-
     KITCHEN EQUIPMENT TOTAL                                                                $788,800
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
OTHER EQUIPMENT
-----------------------------------------------------------------------------------------------------
     Palm Trees                                       36       Each          $8,000         $288,000
-----------------------------------------------------------------------------------------------------
     High Roller Accent Enclosure                      1  Allowance         $15,000          $15,000
-----------------------------------------------------------------------------------------------------
     Faraddays' Tile Rool & Framing                    1  Allowance         $12,000          $12,000
-----------------------------------------------------------------------------------------------------
     Buffet Bamboo/Rope                                1  Allowance          $8,500           $8,500
-----------------------------------------------------------------------------------------------------
     Wall Treatment                                    1  Allowance         $49,000          $49,000
-----------------------------------------------------------------------------------------------------
     Hotel Spas & Miscellaneous                        2       Each         $14,500          $29,000
-----------------------------------------------------------------------------------------------------
     Parking Control Gates                             1       Each          $5,250           $5,250
-----------------------------------------------------------------------------------------------------
     Hotel FF&E                                      120      Rooms          $4,500         $540,000
--------------------------------------------------------------------------------------------========-
                                                                           Sub-Total        $946,750
-----------------------------------------------------------------------------------------------------
     Purchasing Fee                                                           Included in Above Costs
-----------------------------------------------------------------------------------------------------
     Installation (of Equipment shown above)                                  Included in Above Costs
-----------------------------------------------------------------------------------------------------
     Installation (Owner Furnished Items, per Differential Checklist)     Lump Sum           $75,000
-----------------------------------------------------------------------------------------------------
     Freight                                                                  Included in Above Costs
-----------------------------------------------------------------------------------------------------
     Tax                                                                      Included in Above Costs
-----------------------------------------------------------------------------------------------------
     Contingency                                                              Included in Above Costs
------------------------------------------------------------------------------=======================
     OTHER EQUIPMENT TOTAL                                                                $1,021,750
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
GENERAL CONTRACTOR FF&E SUMMARY
-----------------------------------------------------------------------------------------------------
     Bond, Conractor Fees, General Conditions, Insurance, etc.                  In Gen'l Contr Budget
-----------------------------------------------------------------------------------------------------
     Casino & Circulation                                                                   $804,800
-----------------------------------------------------------------------------------------------------
     Entertainment/Event Center                                                             $114,800
-----------------------------------------------------------------------------------------------------
     Buffet Dining                                                                           $96,965
-----------------------------------------------------------------------------------------------------
     Farraddays'                                                                            $110,591
-----------------------------------------------------------------------------------------------------
     Tradewinds Deli                                                                         $15,751
-----------------------------------------------------------------------------------------------------
     Back of House                                                                          $343,334
-----------------------------------------------------------------------------------------------------
     Kitchen & Bar Equipment                                                                $788,800
-----------------------------------------------------------------------------------------------------
     Other Equipment                                                                      $1,021,750
------------------------------------------------------------------------------------------==========-
                                                                          GRAND TOTAL     $3,296,793
=====================================================================================================

                                   EXHIBIT H
                                   ---------

                                  Allowances
                                  ----------

     The Guaranteed Maximum Price shall be adjusted upward or downward based upon whether the parties' mutual determination of the cost to complete each allowance item in this Exhibit is greater than or less than the amount currently identified in this Exhibit as to each such item; which adjustment(s) shall be based solely upon those costs which are specifically identified as being part of the allowance amount and shall not be based upon any other costs.

                                  EXHIBIT "H"
                                  -----------

                                  Allowances
                                  ----------
                                 July 21, 1997

                                                                    Allowance    Allowance
                                                                       Amount     Includes
                                                                    ---------    ---------
1.  Casino and Gaming Circulation

    a)  Gaming Area
        .  Art Work                                                   $20,000          DMP
        .  Planters and Plant Material                                $30,000          DMP
        .  Exterior & Garage Signage                                  $94,800         DMLP
        .  Interior Decorative Signage                                $50,000         DMLP
        .  Code Related Signage                                       $10,000         DMLP
        .  High Roller Slot Accent                                    $15,000       DMTFLP

    b)  Palm Trees (36 each @ $8,000 / each)                         $288,000       DMTFLP

    c)  Gift Shop
        .  Display Shelves and Standards                               $8,000           MP
        .  Freestanding Display Racks                                  $2,400           MP
        .  Display and POS Counter                                     $2,600           MP

    d)  Entertainment / Events
        .  Wallcovering                                                $3,000            M

    e)  Hotel FF&E                                                   $540,000       DMTFLP
        .  Hotel spas, chairs and tables                              $29,000       DMTFLP

    f)  Farradday's
        .  Art Work                                                    $7,000          DMP
        .  Tile Roof / Framing                                        $12,000       DMTFLP

    g)  Tradewinds Deli FF&E
        .  Planters and Plant Material                                 $1,200          DMP

    h)  Back of House - Entry Level
        .  Guest Safety Deposit Boxes @ Cage                           $1,500           MP
        .  Storage Shelving                                            $1,000           MP

    i)  Wall Treatments
        .  Painted Wall Art at Garage                                  $9,000       DMTFLP
        .  Painted Wall Art at Casino                                 $15,000       DMTFLP
        .  Plastic Laminate Wall Accents                               $5,000       DMTFLP
        .  Wall Treatment (bamboo & other applied wall coatings)      $20,000       DMTFLP

Exhibit H
Page 2

     j)  Miscellaneous Mirrors & Interiors Glass (see doors & windows)          $11,816             MTLFP

     k)  Buffet Dining
         . Bamboo / Rope Entry                                                   $8,500            DMTFLP

2.   Dewatering and Treatment                                                   $75,000              MTFL

3.   Relocate Power, Cable TV, Telephone Lines                                  $75,000             MTFLP

4.   Landscape / Irrigation                                                     $50,000             MTFLP

5.   Rock / Banyon Tree Features                                               $500,000            DMTFLP

6.   Electrical
     Exterior Lighting and Control                                              $50,000             MTFLP
     Farradday's - independent light control                                     $7,500             MTFLP
     Casino Gaming - lighting control normal                                    $25,000             MTFLP
     Casino Gaming General Power - single point sign connection                 $25,000             MTFLP
     Casino Gaming - power connection & control casino water feature            $10,000             MTFLP
     Casino - decorative lighting fixtures                                     $125,000             MTFLP
     Telephone and LAN raceways and cabling                                     $95,000             MTFLP
     Slot Raceways and Cabling - slot tracking system                           $10,000             MTFLP
     PA / Sound Raceway - cable and power requirement                           $25,000             MTFLP
     General Lighting - decorative light or signage                              $5,000             MTFLP
     Surveillance Raceway                                                       $60,000             MTFLP
     Cable TV Raceways                                                          $13,000             MTFLP

7.   Architectural reimbursable allowance                                       $69,500             MTFLP

8.   Building cut off drain along main bench in the mountain                    $78,000             MTFLP

9.   Rock fall protection and deflection system                                $166,894            DMTFLP

--------------------------------------------------------------------------------------------------------

D:    Specialty Design Consultant Fee (if required)
M:    Material Cost
T:    Taxes
F:    Freight Expense
L:    Labor for Installation
P:    Vendor / Subcontractor Profit